EXHIBIT 10(a)

                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT


                                      among


                              DENBURY ONSHORE, LLC,
                                  as Borrower,

                             DENBURY RESOURCES INC.,
                              as Parent Guarantor,

            The Financial Institutions Listed on Schedule 2.1 Hereto,
                                    as Banks,

                                  BANK ONE, NA,
                            as Administrative Agent,

                         CREDIT LYONNAIS NEW YORK BRANCH

                                       and

                              FORTIS CAPITAL CORP.,
                             as Syndication Agents,

                                       and

                         UNION BANK OF CALIFORNIA, N.A.

                                       and

                                 COMERICA BANK,
                             as Documentation Agents

                                  $300,000,000


                                   dated as of

                                December 30, 2003

                         BANC ONE CAPITAL MARKETS, INC.,
                     as Sole Lead Arranger and Book Manager

                                TABLE OF CONTENTS

                                                                                                                  Page No.


Article I AMENDMENT AND RESTATEMENT...................................................................................2

Article II TERMS DEFINED..............................................................................................2
     Section 2.1      Definitions.....................................................................................2
     Section 2.2      Accounting Terms and Determinations............................................................24
     Section 2.3      Petroleum Terms................................................................................25
     Section 2.4      Money..........................................................................................25

Article III THE CREDIT...............................................................................................25
     Section 3.1      Commitments....................................................................................25
     Section 3.2      Method of Borrowing............................................................................28
     Section 3.3      Method of Requesting Letters of Credit.........................................................29
     Section 3.4      Notes..........................................................................................30
     Section 3.5      Interest Rates; Payments.......................................................................30
     Section 3.6      Mandatory Prepayments..........................................................................32
     Section 3.7      Voluntary Prepayments..........................................................................32
     Section 3.8      Voluntary Reduction of Commitments.............................................................32
     Section 3.9      Termination of Commitments; Final Maturity of Revolving Loan...................................32
     Section 3.10     Application of Payments........................................................................32
     Section 3.11     Commitment Fee.................................................................................32
     Section 3.12     Agency and other Fees..........................................................................32

Article IV GENERAL PROVISIONS........................................................................................33
     Section 4.1      Delivery and Endorsement of Notes..............................................................33
     Section 4.2      General Provisions as to Payments..............................................................33

Article V BORROWING BASE.............................................................................................34
     Section 5.1      Reserve Report; Proposed Borrowing Base and Conforming Borrowing Base..........................34
     Section 5.2      Scheduled Redeterminations of the Borrowing Base and the Conforming Borrowing Base;
                        Procedures and Standards.....................................................................34
     Section 5.3      Special Redetermination........................................................................35
     Section 5.4      Borrowing Base Deficiency......................................................................36
     Section 5.5      Initial Borrowing Base and Initial Conforming Borrowing Base...................................36

Article VI COLLATERAL AND GUARANTEES.................................................................................36
     Section 6.1      Security.......................................................................................36
     Section 6.2      Guarantees.....................................................................................38

Article VII CONDITIONS PRECEDENT.....................................................................................38
     Section 7.1      Conditions to Amendment and Restatement and Initial Borrowing and Participation in
                        Letter of Credit Exposure....................................................................38
     Section 7.2      Conditions to Each Borrowing and each Letter of Credit.........................................41
     Section 7.3      Agreements Regarding Initial Borrowing.........................................................42
     Section 7.4      Materiality of Conditions......................................................................42


Article VIII REPRESENTATIONS AND WARRANTIES..........................................................................43
     Section 8.1      Corporate Existence and Power..................................................................43
     Section 8.2      Credit Party and Governmental Authorization; Contravention.....................................43
     Section 8.3      Binding Effect.................................................................................43
     Section 8.4      Financial Information..........................................................................44
     Section 8.5      Litigation.....................................................................................44
     Section 8.6      ERISA..........................................................................................44
     Section 8.7      Taxes and Filing of Tax Returns................................................................45
     Section 8.8      Ownership of Properties Generally..............................................................45
     Section 8.9      Mineral Interests..............................................................................45
     Section 8.10     Licenses, Permits, Etc.........................................................................46
     Section 8.11     Compliance with Law............................................................................46
     Section 8.12     Full Disclosure................................................................................46
     Section 8.13     Organizational Structure; Nature of Business...................................................46
     Section 8.14     Environmental Matters..........................................................................47
     Section 8.15     Burdensome Obligations.........................................................................47
     Section 8.16     Fiscal Year....................................................................................48
     Section 8.17     No Default.....................................................................................48
     Section 8.18     Government Regulation..........................................................................48
     Section 8.19     Insider........................................................................................48
     Section 8.20     Gas Balancing Agreements and Advance Payment Contracts.........................................48
     Section 8.21     Bond Documents.................................................................................48
     Section 8.22     Closing Documents..............................................................................49

Article IX AFFIRMATIVE COVENANTS.....................................................................................49
     Section 9.1      Information....................................................................................49
     Section 9.2      Business of Credit Parties.....................................................................51
     Section 9.3      Maintenance of Existence.......................................................................52
     Section 9.4      Title Data.....................................................................................52
     Section 9.5      Right of Inspection............................................................................52
     Section 9.6      Maintenance of Insurance.......................................................................52
     Section 9.7      Payment of Taxes and Claims....................................................................53
     Section 9.8      Compliance with Laws and Documents.............................................................53
     Section 9.9      Operation of Properties and Equipment..........................................................53
     Section 9.10     Environmental Law Compliance...................................................................54
     Section 9.11     ERISA Reporting Requirements...................................................................54
     Section 9.12     Additional Documents...........................................................................54
     Section 9.13     Environmental Review...........................................................................55
     Section 9.14     Post-Closing Transactions......................................................................55

Article X NEGATIVE COVENANTS.........................................................................................55
     Section 10.1     Incurrence of Debt.............................................................................55
     Section 10.2     Restricted Payments............................................................................56
     Section 10.3     Negative Pledge................................................................................56
     Section 10.4     Consolidations and Mergers.....................................................................56
     Section 10.5     Asset Dispositions.............................................................................56
     Section 10.6     Amendments to Organizational and Other Documents...............................................57
     Section 10.7     Use of  Proceeds...............................................................................57
     Section 10.8     Investments....................................................................................57


     Section 10.9     Transactions with Affiliates...................................................................57
     Section 10.10    ERISA..........................................................................................57
     Section 10.11    Hedge Transactions.............................................................................58
     Section 10.12    Fiscal Year....................................................................................59
     Section 10.13    Change in Business.............................................................................59
     Section 10.14    Qualified Purpose..............................................................................59
     Section 10.15    Obligations of Unrestricted Subsidiaries.......................................................59
     Section 10.16    Borrowings Related to Bond Offering............................................................59

Article XI FINANCIAL COVENANTS.......................................................................................60
     Section 11.1     Current Ratio of Borrower......................................................................60
     Section 11.2     Minimum Consolidated Tangible Net Worth........................................................60
     Section 11.3     Consolidated EBITDA to Consolidated Net Interest Expense.......................................60

Article XII DEFAULTS.................................................................................................60
     Section 12.1     Events of Default..............................................................................60

Article XIII AGENTS..................................................................................................62
     Section 13.1     Appointment; Nature of Relationship............................................................62
     Section 13.2     Powers.........................................................................................62
     Section 13.3     General Immunity...............................................................................63
     Section 13.4     No Responsibility for Loans, Recitals, etc.....................................................63
     Section 13.5     Action on Instructions of Banks................................................................63
     Section 13.6     Employment of Agents and Counsel...............................................................63
     Section 13.7     Reliance on Documents; Counsel.................................................................64
     Section 13.8     Administrative Agent's Reimbursement and Indemnification.......................................64
     Section 13.9     Notice of Default..............................................................................64
     Section 13.10    Rights as a Bank...............................................................................64
     Section 13.11    Bank Credit Decision...........................................................................65
     Section 13.12    Successor Administrative Agent.................................................................65
     Section 13.13    Delegation to Affiliates.......................................................................66
     Section 13.14    Execution of Collateral Documents..............................................................66
     Section 13.15    Collateral Releases............................................................................66
     Section 13.16    Agents.........................................................................................66
     Section 13.17    Bond Documents.................................................................................66

Article XIV CHANGE IN CIRCUMSTANCES..................................................................................67
     Section 14.1     Increased Cost and Reduced Return..............................................................67
     Section 14.2     Limitation on Type of Loans....................................................................68
     Section 14.3     Illegality.....................................................................................68
     Section 14.4     Treatment of Affected Loans....................................................................69
     Section 14.5     Compensation...................................................................................69
     Section 14.6     Taxes..........................................................................................70
     Section 14.7     Discretion of Banks as to Manner of Funding....................................................71

Article XV MISCELLANEOUS.............................................................................................71
     Section 15.1     Notices........................................................................................71
     Section 15.2     No Waivers.....................................................................................72
     Section 15.3     Expenses; Indemnification......................................................................72

     Section 15.4     Right of Set-off; Adjustments..................................................................73
     Section 15.5     Amendments and Waivers.........................................................................74
     Section 15.6     Survival.......................................................................................74
     Section 15.7     Limitation on Interest.........................................................................74
     Section 15.8     Invalid Provisions.............................................................................75
     Section 15.9     Waiver of Consumer Credit Laws.................................................................75
     Section 15.10    Assignments and Participations.................................................................75
     Section 15.11    TEXAS LAW......................................................................................78
     Section 15.12    Consent to Jurisdiction; Waiver of Immunities..................................................79
     Section 15.13    Counterparts; Effectiveness....................................................................79
     Section 15.14    No Third Party Beneficiaries...................................................................79
     Section 15.15    COMPLETE AGREEMENT.............................................................................79
     Section 15.16    WAIVER OF JURY TRIAL...........................................................................80
     Section 15.17    Confidentiality................................................................................80

                                    EXHIBITS
                                    --------

EXHIBIT A       FORM OF AMENDMENT TO MORTGAGES
EXHIBIT B       FORM OF FACILITY GUARANTY
EXHIBIT C       FORM OF PROMISSORY NOTE
EXHIBIT D       FORM OF PARENT PLEDGE AGREEMENT
EXHIBIT E       FORM OF SUBSIDIARY PLEDGE AGREEMENT
EXHIBIT F       FORM OF REQUEST FOR BORROWING
EXHIBIT G       FORM OF REQUEST FOR LETTER OF CREDIT
EXHIBIT H       FORM OF NOTICE OF CONTINUATION OR CONVERSION
EXHIBIT I       FORM OF CERTIFICATE OF OWNERSHIP INTERESTS
EXHIBIT J       FORM OF CERTIFICATE OF PRINCIPAL EXECUTIVE AND FINANCIAL OFFICER
EXHIBIT K       FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT
EXHIBIT L       FORM OF CERTIFICATE OF EFFECTIVENESS

                                    SCHEDULES
                                    ---------

SCHEDULE 2.1             FINANCIAL INSTITUTIONS
SCHEDULE 2.2             EXISTING MORTGAGES
SCHEDULE 2.3             RESTRUCTURING TRANSACTIONS/POST-CLOSING TRANSACTIONS
SCHEDULE 8.5             LITIGATION
SCHEDULE 8.10            LICENSES, PERMITS, ETC.
SCHEDULE 8.13            JURISDICTIONS, ETC.
SCHEDULE 9.10            ENVIRONMENTAL DISCLOSURE

                 FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
                 --------------------------------------------

     THIS FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this "Agreement") is entered into effective as of the 30th day of December, 2003, among DENBURY ONSHORE, LLC (successor by merger to Former Borrower (as hereinafter defined)), a Delaware limited liability company ("Borrower"), DENBURY RESOURCES INC., a newly formed Delaware corporation ("Parent"), BANK ONE, NA, with its main office in Chicago, Illinois, as Administrative Agent ("Administrative Agent"), CREDIT LYONNAIS NEW YORK BRANCH and FORTIS CAPITAL CORP., as Syndication Agents ("Syndication Agents"), UNION BANK OF CALIFORNIA, N.A. and COMERICA BANK, as Documentation Agents ("Documentation Agents") and the financial institutions listed on Schedule 2.1 hereto as Banks (individually a "Bank" and collectively "Banks").

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, Borrower (as defined in the Existing Credit Agreement (as defined below) and referred to herein as "Former Borrower"), Administrative Agent, and each of the financial institutions named and defined therein as Banks (the "Existing Banks") and agents, are parties to that certain Third Amended and Restated Credit Agreement dated as of September 12, 2002, pursuant to which Existing Banks provided certain loans and extensions of credit to Former Borrower (as heretofore amended, the "Existing Credit Agreement"); and

     WHEREAS, Parent and its Subsidiaries have effected the Restructuring Transactions (as hereinafter defined), including, without limitation, the Borrower Merger (as hereinafter defined); and

     WHEREAS, as soon as practical upon obtaining regulatory approval, Parent and certain of its Subsidiaries intend to effect the Post-Closing Transactions (as hereinafter defined); and

     WHEREAS, concurrently with the closing and consummation of the Closing Transactions (as hereinafter defined), the parties hereto desire to amend and restate the Existing Credit Agreement in its entirety in the form of this Agreement, and Borrower desires to obtain Borrowings (as herein defined) (a) to refinance the indebtedness under the Existing Credit Agreement, and (b) for other purposes permitted herein; and

     WHEREAS, after giving effect to the Closing Transactions and the amendment and restatement of the Existing Credit Agreement pursuant to the terms hereof, the Commitment Percentage (as herein defined) of each Bank hereunder will be as set forth on Schedule 2.1 hereto; and

     WHEREAS, Banc One Capital Markets, Inc. has been appointed Sole Lead Arranger and Book Manager for the credit facility provided herein.

     NOW, THEREFORE, in consideration of the premises, the representations, warranties, covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Parent, Borrower, Administrative Agent and Banks agree as follows:

                                   Article I
                            AMENDMENT AND RESTATEMENT
                            -------------------------

     Subject  to the  satisfaction  of each  condition  precedent  contained  in
Section 7.1 hereof, the satisfaction of which shall be evidenced by the execution by Parent, Borrower and Administrative Agent of the Certificate of Effectiveness (as herein defined), the Existing Credit Agreement shall be amended and restated as of the Closing Date in the form of this Agreement. It is the intention of Parent, Borrower, Administrative Agent and Banks that this Agreement supersedes and replaces the Existing Credit Agreement in its entirety; provided that, (a) such amendment and restatement shall operate to renew, amend and modify certain of the rights and obligations of the parties under the Existing Credit Agreement as provided herein, but shall not act as a novation thereof, and (b) the Liens securing the Obligations under and as defined in the Existing Credit Agreement shall not be extinguished, but shall be carried forward and shall secure such obligations and indebtedness as renewed, amended, restated and modified hereby. Borrower hereby acknowledges, agrees and confirms that it has assumed (by operation of law or otherwise) all debt, liabilities and obligations, and agreed to perform, as primary obligor, all obligations, of Former Borrower under the Existing Credit Agreement and the other Loan Papers (therein defined and to the extent a party thereto), as renewed, amended, restated and modified hereby.

                                   Article II
                                  TERMS DEFINED
                                  -------------

     Section 2.1 Definitions. The following terms, as used herein, have the following meanings:

     "Adjusted Eurodollar Rate" means, for any Eurodollar Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by Administrative Agent to be equal to the quotient obtained by dividing (a) the Eurodollar Rate for such Eurodollar Loan for such Interest Period by (b) 1 minus the Reserve Requirement for such Eurodollar Loan for such Interest Period.

     "Administrative   Agent"   means  Bank  One,   NA,  in  its   capacity   as
Administrative Agent for Banks hereunder or any successor thereto.

     "Advance Payment Contract" means any contract whereby any Credit Party either (a) receives or becomes entitled to receive (either directly or indirectly) any payment (an "Advance Payment") to be applied toward payment of the purchase price of Hydrocarbons produced or to be produced from Mineral Interests owned by any Credit Party and which Advance Payment is, or is to be, paid in advance of actual delivery of such production to or for the account of the purchaser regardless of such production, or (b) grants an option or right of refusal to the purchaser to take delivery of such production in lieu of payment, and, in either of the foregoing instances, the Advance Payment is, or is to be, applied as payment in full for such production when sold and delivered or is, or is to be, applied as payment for a portion only of the purchase price thereof or of a percentage or share of such production; provided that inclusion of the standard "take or pay" provision in any gas sales or purchase contract or any other similar contract shall not, in and of itself, constitute such contract as an Advance Payment Contract for the purposes hereof.

     "Affiliate" means, as to any Person, any Subsidiary of such Person, or any other Person which, directly or indirectly, controls, is controlled by, or is under common control with, such Person and, with respect to any Credit Party, means, any director, executive officer, general partner or manager of such Credit Party and any Person who holds ten percent (10%) or more of the voting stock, partnership interests, membership interests or other ownership interests of such Credit Party. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, membership interests or partnership interests, or by contract or otherwise.

     "Agent" means Administrative Agent, each Syndication Agent, each Documentation Agent, Sole Lead Arranger or Book Manager, and "Agents" means Administrative Agent, each Syndication Agent, each Documentation Agent, Sole Lead Arranger and Book Manager, collectively.

     "Agreement" means this Fourth Amended and Restated Credit Agreement as the same may hereafter be modified, amended, restated or supplemented from time to time.

     "Amendment to Mortgages" means an Amendment to and Ratification of Mortgages to be entered into between Borrower and Administrative Agent, substantially in the form of Exhibit A attached hereto, pursuant to which, among other things, the Existing Mortgages shall be amended to reflect the Restructuring Transactions (including, without limitation, the Borrower Merger) and the amendment and restatement of the Existing Credit Agreement pursuant hereto.

     "Applicable Environmental Law" means any federal, state or local law, common law, ordinance, regulation or policy, as well as order, decree, permit, judgment or injunction issued, promulgated, approved, or entered thereunder, relating to the environment, health and safety, or Hazardous Substances (including, without limitation, the use, handling, transportation, production, disposal, discharge or storage thereof) or to industrial hygiene or the environmental conditions on, under, or about any real property owned, leased or operated at any time by any Credit Party or any real property owned, leased or operated by any other party including, without limitation, soil, groundwater, and indoor and ambient air conditions.

     "Applicable Lending Office" means, for each Bank and for each Type of Loan, the "Lending Office" of such Bank (or of an affiliate of such Bank) designated for such Type of Loan on the signature pages hereof or such other office of such Bank (or an affiliate of such Bank) as such Bank may from time to time specify to Administrative Agent and Borrower by written notice in accordance with the terms hereof as the office by which Loans of such Type are to be made and maintained.

     "Applicable Margin" means, on any date, with respect to each Type of Loan, an amount determined by reference to the ratio of Outstanding Credit to the Conforming Borrowing Base on such date in accordance with the table below:

          ==================================== ============================ ==============================
            Ratio of Outstanding Credit to        Applicable Margin for         Applicable Margin for
               Conforming Borrowing Base            Eurodollar Loans               Base Rate Loans
          ------------------------------------ ---------------------------- ------------------------------
                        <= .50 to 1                        1.250%                          0%
             --------------------------------- ---------------------------- ------------------------------
                > .50 to 1 and <= .75 to 1                 1.500%                          0%
          ------------------------------------ ---------------------------- ------------------------------
                > .75 to 1 and <= .90 to 1                 1.750%                         .250%
          ------------------------------------ ---------------------------- ------------------------------
                > .90 to 1 and <= 1.0 to 1                 2.000%                         .500%
          ------------------------------------ ---------------------------- ------------------------------
                        > 1.0 to 1                         2.375%                         .750%
          ==================================== ============================ ==============================

     "Approved Fund" means any Fund that is administered or managed by (a) a Bank, (b) an Affiliate of a Bank, or (c) an entity or an Affiliate of an entity that administers or manages a Bank.

     "Approved Petroleum Engineer" means DeGolyer and MacNaughton or any other reputable firm of independent petroleum engineers as shall be selected by Borrower and approved by Required Banks, such approval not to be unreasonably withheld.

     "Assignment  and  Acceptance  Agreement" has the meaning given such term in
Section 15.10(c)(i).

     "Authorized Officer" means, as to any Person, its Chief Executive Officer, its President, its Chief Financial Officer, its Chief Accounting Officer, any of its Vice Presidents, its Treasurer or its corporate Secretary.

     "Availability" means, as of any date, the remainder of (a) the Borrowing Base in effect on such date, minus (b) the Outstanding Credit on such date.

     "Bank" means any financial institution reflected on Schedule 2.1 hereto as having a Commitment and its successors and permitted Assignees, and "Banks" shall mean all Banks.

     "Bank One" means Bank One, NA, a national banking association, with its main office in Chicago, Illinois, in its capacity as a Bank.

     "Base Rate"  means,  for any day, the rate per annum equal to the higher of
(a) the Federal  Funds Rate for such day plus  one-half of one percent (.5%) and
(b) the Prime Rate for such day. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective automatically and without notice to Borrower or any Bank on the effective date of such change in the Prime Rate or Federal Funds Rate.

     "Base Rate Loan" means the portion of the principal of the Revolving Loan bearing interest with reference to the Base Rate.

     "BOCM" means Banc One Capital Markets, Inc.

     "Bond Disbursement" means an advance of proceeds of the Bonds by the Bond Purchaser to the Bond Trustee pursuant to the Bond Documents.

     "Bond Documents" means, collectively, the Bonds, the Bond Loan Agreement, the Bond Note, the Bond Purchase Agreement, the Bond Indenture and all other agreements, documents and instruments now or hereafter executed and/or delivered by, between or among any Credit Party, Bond Issuer, Bond Trustee and/or Bond Purchaser pursuant to the Bonds, the Bond Loan Agreement, the Bond Purchase Agreement, the Bond Indenture or otherwise in connection with the Bond Offering, each of which agreements, documents and instruments shall be in form and substance acceptable to Administrative Agent in its sole discretion.

     "Bond Exposure" means, at any time, without duplication, the aggregate amount of proceeds of the Bonds which have not been advanced at such time by the Bond Purchaser. The Bond Exposure of any Bank at any time shall be its Commitment Percentage of the total Bond Exposure at such time.

     "Bond Indenture" means that certain Indenture, dated as of May 1, 2003, between Bond Issuer and Bond Trustee.

     "Bond Issuer" means Mississippi Business Finance Corporation, a public corporation organized and existing under the laws of the State of Mississippi.

     "Bond Loan Agreement" means that certain Loan Agreement, dated as of May 1, 2003, by and between Bond Issuer and Borrower.

     "Bond Note" means that certain promissory note of Former Borrower, dated of even date with the Bond Loan Agreement, payable to the order of Bond Issuer, which promissory note has been pledged and assigned to Bond Trustee to secure the obligations of Bond Issuer under the Bond Indenture and the Bonds.

     "Bond Offering" means the issuance and sale by Bond Issuer of the Bonds to Bond Purchaser, the proceeds of which are to be advanced, from time to time, by Bond Purchaser to Bond Trustee to fund the "Project Fund" as created under, and defined in, the Bond Indenture, which Project Fund will be utilized to finance the Cost of the Project (as defined in the Bond Loan Agreement) located in the State of Mississippi. Upon the date of the issuance of the Bonds, Bond Purchaser shall be deemed to have sold to each Bank, and each Bank shall be deemed to have unconditionally and irrevocably purchased from Bond Purchaser, a participation in the Bonds and Bond Exposure equal to such Bank's Commitment Percentage of such Bonds and Bond Exposure.

     "Bond Purchase Agreement" means that certain Bond Purchase Agreement, dated as of May 1, 2003, among Bond Purchaser, Bond Issuer and Former Borrower.

     "Bond Purchaser" means Administrative Agent, as "Purchaser" of the Bonds under the Bond Purchase Agreement.

     "Bond Trustee" means JPMorgan Illinois Trust, successor trustee to Bank One, NA, in its capacity as "Trustee" under the Bond Indenture.

     "Bonds" means, whether one or more, Bond Issuer's Taxable Industrial Development Revenue Bonds, Series 2003 (Denbury Resources Inc. Project), which Bonds shall (a) be in a maximum aggregate principal amount of $20,000,000, (b) bear interest at rates identical to the interest rates set forth in this Agreement, (c) have a maturity date of April 30, 2006, and (d) provide that Bond Purchaser's obligation to make advances of the proceeds thereof shall expire two
(2) years from the date of issuance of such Bonds.

     "Book Manager" means BOCM, in its capacity as book manager for the credit facility hereunder or any successor thereto.

     "Borrower" means Denbury Onshore, LLC, a Delaware limited liability company, successor by merger to Former Borrower.

     "Borrower Merger" means the merger of Former Borrower with and into Borrower pursuant to, and in accordance with, the Borrower Merger Documents, with Borrower being the surviving entity of such merger.

     "Borrower Merger Agreement" means that certain Agreement and Plan of Merger to Form Holding Company, dated as of December 22, 2003.

     "Borrower Merger Certificate" means that certain Certificate of Agreement of Merger dated December 23, 2003, to be filed on or prior to the Closing Date, with the Secretary of State of Delaware, relating to the Borrower Merger, certified copies of which shall subsequently be filed in such jurisdictions as Administrative Agent shall require.

     "Borrower Merger Documents" means, collectively, the Borrower Merger Agreement, the Borrower Merger Certificate and all other material documents, instruments and agreements executed or delivered by Former Borrower or any Credit Party pursuant to the Borrower Merger Certificate or the Borrower Merger.

     "Borrowing" means any disbursement to Borrower under, or to satisfy the obligations of any Credit Party under, any of the Loan Papers. Any Borrowing which will constitute a part of the Base Rate Loan is referred to herein as a "Base Rate Borrowing," and any Borrowing which will constitute a Eurodollar Loan, is referred to herein as a "Eurodollar Borrowing."

     "Borrowing Base" has the meaning set forth in Section 5.1 hereof.

     "Borrowing Base Deficiency" means, as of any date, the amount, if any, by which the Outstanding Credit on such date exceeds the Borrowing Base in effect on such date; provided, that, for purposes of determining the existence and amount of any Borrowing Base Deficiency, Letter of Credit Exposure will not be deemed to be outstanding to the extent it is secured by cash in the manner contemplated by Section 3.1(b).

     "Borrowing Base Properties" means all Mineral Interests evaluated by Banks for purposes of establishing the Borrowing Base.

     "Borrowing Date" means the Eurodollar Business Day or the Domestic Business Day, as the case may be, upon which the proceeds of any Borrowing are made available to Borrower or to satisfy any obligation of any Credit Party.

     "Certificate of Effectiveness" means a Certificate of Effectiveness in the form of Exhibit L attached hereto to be executed by Parent, Borrower and Administrative Agent upon the satisfaction of each of the conditions precedent contained in Section 7.1 hereof.

     "Certificate of Ownership Interests" means a Certificate of Ownership Interests in the form of Exhibit I attached hereto to be executed and delivered by an Authorized Officer of Borrower (after giving effect to the Closing Transactions) pursuant to Section 7.1(a)(xvi) hereof.

     "Change of Control" means the occurrence of any of the following, whether voluntary or involuntary, including by operation of law: (a) any Credit Party (other than Parent) shall cease to be a wholly owned direct or indirect Subsidiary of Parent, or (b) for any reason, any Person or group (as defined in Section 13(d)(3) or 14(d)(2) of the Exchange Act) other than the Texas Pacific Group shall become (i) the direct or indirect beneficial owner (as defined in Rule 13(d)(3) of the Exchange Act) of greater than thirty percent (30%) of the total voting power of all classes of capital stock then outstanding of Parent entitled (without regard to the occurrence of any contingency) to vote in elections of directors of Parent, and (ii) the largest shareholder of the total voting power of all classes of capital stock then outstanding of Parent entitled (without regard to the occurrence of any contingency) to vote in elections of directors of Parent.

     "Closing Date" means the date upon which all of the conditions precedent set forth in Section 7.1 have been satisfied, and Parent, Borrower and
Administrative Agent have executed and delivered the Certificate of Effectiveness; provided, that, in no event shall such date be later than December 31, 2003.

     "Closing   Documents"  means  all  material   documents,   instruments  and
agreements executed or delivered by any Credit Party in connection with, or otherwise pertaining to, the Closing Transactions.

     "Closing Transactions" means the transactions to occur on or prior to the Closing Date, including, without limitation: (a) the completion of all of the Restructuring Transactions, (b) the assumption by Parent, as primary obligor, of the Permitted Subordinate Debt, (c) the refinancing in full, with proceeds of a Borrowing under this Agreement, of all Obligations accrued and outstanding under the Existing Credit Agreement as of the Closing Date, including, without limitation, (i) the entire outstanding principal balance of the "Revolving Loans" made (and as defined) thereunder, (ii) all accrued but unpaid interest, and (iii) all accrued but unpaid commitment and other fees, and (d) the payment of all fees and expenses of Administrative Agent in connection with the credit facilities provided herein.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Commitment" means, with respect to any Bank, the commitment of such Bank to lend its Commitment Percentage of the Total Commitment to Borrower pursuant to Section 3.1 hereof, as such Commitment may be terminated or reduced from time to time in accordance with the provisions hereof. On the Closing Date, the amount of each Bank's Commitment is the amount set forth opposite such Bank's name on Schedule 2.1 hereto; provided, that after giving effect to any Assignment and Acceptance Agreement, the Commitment of each Bank shall be the amount set forth in the Register maintained by Administrative Agent pursuant to
Section 15.10(c)(iv) hereof.

     "Commitment Fee Percentage" means, on any date, the percentage determined by reference to the ratio of Outstanding Credit to the Conforming Borrowing Base on such date in accordance with the table below:

                      ===================================== =======================================
                         Ratio of Outstanding Credit to                 Commitment Fee
                           Conforming Borrowing Base                      Percentage
                      ------------------------------------- ---------------------------------------
                                  <= .50 to 1                               .350%
                      ------------------------------------- ---------------------------------------
                           > .50 to 1 and <= .75 to 1                       .375%
                      ------------------------------------- ---------------------------------------
                           > .75 to 1 and <= .90 to 1                       .500%
                      ----------------------------------- ---------------------------------------
                           > .90 to 1 and <= 1.0 to 1                       .500%
                      ------------------------------------- ---------------------------------------
                                   > 1.0 to 1                               .500%
                      ===================================== =======================================

     "Commitment Percentage" means, with respect to each Bank, the Commitment Percentage for such Bank set forth on Schedule 2.1 hereto; provided, that after giving effect to any Assignment and Acceptance Agreement, the Commitment Percentage of each Bank shall be the amount set forth in the Register maintained by Administrative Agent pursuant to Section 15.10(c)(iv) hereof.

     "Conforming  Borrowing  Base"  has the  meaning  set forth in  Section  5.1 hereof.

     "Consolidated Current Assets" means, for any Person at any time, the current assets of such Person and its Consolidated Subsidiaries at such time, plus, in the case of Borrower, the Availability at such time. For purposes of this definition, any non-cash gains on any Hedge Agreement resulting from the requirements of SFAS 133 for any period of determination shall be excluded from the determination of current assets of such Person and its Consolidated Subsidiaries.

     "Consolidated Current Liabilities" means, for any Person at any time, the current liabilities of such Person and its Consolidated Subsidiaries at such time, but, in the case of Borrower, excluding the current portion (if any) of the outstanding principal balance of the Revolving Loan. For purposes of this definition, any non-cash losses or charges on any Hedge Agreement resulting from the requirements of SFAS 133 for any period of determination shall be excluded from the determination of current liabilities of such Person and its Consolidated Subsidiaries.

     "Consolidated EBITDA" means, for any Person for any period: (a) Consolidated Net Income of such Person for such period; plus, to the extent deducted in the calculation of Consolidated Net Income, (b) the sum of (i) income or franchise Taxes paid or accrued; (ii) Consolidated Net Interest Expense; (iii) amortization, depletion and depreciation expense; (iv) any non-cash losses or charges on any Hedge Agreement resulting from the requirements of SFAS 133 for that period; and (v) other non-cash charges

(excluding accruals for cash expenses made in the ordinary course of business); less, to the extent included in the calculation of Consolidated Net Income, (c) the sum of (i) the income of any Person (other than wholly-owned Subsidiaries of such Person) unless such income is received by such Person in a cash distribution; (ii) gains or losses from sales or other dispositions of assets (other than Hydrocarbons produced in the normal course of business); (iii) any non-cash gains on any Hedge Agreement resulting from the requirements of SFAS 133 for that period; and (iv) extraordinary or non-recurring gains, but not net of extraordinary or non-recurring "cash" losses.

     "Consolidated Net Income" means, for any Person for any period, the net income (or loss) of such Person and its Consolidated Subsidiaries for such period.

     "Consolidated Net Interest Expense" means, for any Person for any period, the remainder of the following for such Person and its Consolidated Subsidiaries for such period: (a) interest expense, minus (b) interest income.

     "Consolidated Subsidiary" or "Consolidated Subsidiaries" means, for any Person, any Subsidiary or other entity the accounts of which would be consolidated with those of such Person in its consolidated financial statements.

     "Consolidated Tangible Net Worth" means, with respect to any Person at any time, (a) the consolidated shareholder's equity of such Person at such time, less (b) the consolidated Intangible Assets of such Person at such time. For purposes of this definition, (i) any non-cash gains, losses or charges on any Hedge Agreement resulting from the requirements of SFAS 133 for any period of determination shall be excluded from the determination of such shareholder's equity, and (ii) "Intangible Assets" means the amount (to the extent reflected in determining such consolidated shareholder's equity) of all unamortized debt discount and expense, unamortized deferred charges, goodwill, patents, trademarks, service marks, trade names, copyrights, organization expenses and other intangible items.

     "Continue," "Continuation" and "Continued" shall refer to the continuation pursuant to Section 3.5 hereof and/or Article XIV hereof of a Eurodollar Loan from one Interest Period to the next Interest Period.

     "Convert," "Conversion" and "Converted" shall refer to a conversion pursuant to Section 3.5 and/or Article XIV hereof of all or a portion of one Type of Revolving Loan into another Type of Revolving Loan.

     "Credit Parties" means, collectively, Parent, Borrower and each Restricted Subsidiary, and "Credit Party" means any one of the foregoing.

     "Current Financials" means (a) the annual audited consolidated balance sheet of Former Borrower and the related consolidated statements of operations and cash flows for the Fiscal Year ended December 31, 2002, and (b) the quarterly unaudited consolidated balance sheet of Former Borrower for the Fiscal Quarter ended September 30, 2003, and the related unaudited consolidated statements of operations and cash flows for the portion of Former Borrower's Fiscal Year ended September 30, 2003.

     "Debt" means, for any Person at any time, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all other indebtedness (including capitalized lease obligations, other than usual and customary oil and gas leases) of such Person on which interest charges are customarily paid or accrued, (d) all Guarantees by such Person, (e) the unfunded or unreimbursed portion of all letters of credit issued for the account of such Person, (f) any amount owed by such Person representing the deferred purchase price of property or services other than accounts payable incurred in the ordinary course of business and in accordance with customary trade terms and which are not more than one hundred twenty (120) days past the invoice date, and
(g) all liability of such Person as a general partner of a partnership for obligations of such partnership of the nature described in (a) through (f) preceding.

     "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice, lapse of time or both would, unless cured or waived, become an Event of Default.

     "Default Rate" means, in respect of any principal of the Revolving Loan or any other amount payable by Borrower under any Loan Paper which is not paid when due (whether at stated maturity, by acceleration, or otherwise), a rate per annum during the period commencing on the due date until such amount is paid in full equal to the sum of (i) three percent (3%), plus (ii) the Applicable Margin, plus (iii) the Base Rate as in effect from time to time (provided, that if such amount in default is principal of a Eurodollar Borrowing and the due date is a day other than the last day of an Interest Period therefor, the "Default Rate" for such principal shall be, for the period from and including the due date and to but excluding the last day of the Interest period therefor, the sum of (a) three percent (3%), plus (b) the Applicable Margin, plus (c) the Eurodollar Rate for such Borrowing for such Interest Period as provided in
Section 3.5 hereof, and thereafter, the rate provided for above in this definition).

     "DG&M" means Denbury Gathering & Marketing, Inc., a Delaware corporation, which is a wholly owned Subsidiary of Parent.

     "Distribution" by any Person, means (a) with respect to any stock issued by such Person or any partnership, joint venture, limited liability company, membership or other interest of such Person, the retirement, redemption, purchase, or other acquisition for value of any such stock or partnership, joint venture, limited liability company, membership or other interest, (b) the declaration or payment of any dividend or other distribution on or with respect to any stock, partnership, joint venture, limited liability company, membership or other interest of any Person, and (c) any other payment by such Person with respect to such stock, partnership, joint venture, limited liability company, membership or other interest of such Person.

     "Documentation Agent" means Union Bank of California, N.A. or Comerica Bank in its capacity as Documentation Agent for Banks hereunder or any successor thereto, and "Documentation Agents" means Union Bank of California, N.A. and Comerica Bank, collectively, in their capacities as Documentation Agents for Banks hereunder.

     "Domestic Business Day" means any day except a Saturday, Sunday or other day on which national banks in Chicago, Illinois or Dallas, Texas, are authorized by Law to close.

     "Domestic Lending Office" means, as to each Bank, (a) its office located at its address identified on Schedule 2.1 hereto as its Domestic Lending Office,
(b) its office located at its address identified on the Register as its Domestic Lending Office, or (c) such other office as such Bank may hereafter designate as its Domestic Lending Office by notice to Borrower and Administrative Agent.

     "Environmental Complaint" means any complaint, summons, citation, notice, directive, order, claim, litigation, investigation, proceeding, judgment, letter or other communication from any federal, state or municipal authority or any other party against any Credit Party involving (a) a Hazardous Discharge from, onto or about any real property owned, leased or operated at any time by any Credit Party, (b) a Hazardous Discharge caused, in whole or in part, by any Credit Party or by any Person acting on behalf of or at the instruction of any Credit Party, or (c) any violation of any Applicable Environmental Law by any Credit Party.

     "Equity" means shares of capital stock or a partnership, profits, capital, member or other equity interest, or options, warrants or any other rights to substitute for or otherwise acquire the capital stock or a partnership, profits, capital, member or other equity interest of any Person.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "ERISA Affiliate" means any corporation or trade or business under common control with any Credit Party as determined under section 4001(a)(14) of ERISA.

     "Eurodollar Business Day" means any Domestic Business Day on which commercial banks are open for international business (including dealings in dollar deposits) in the applicable Eurodollar interbank market.

     "Eurodollar Lending Office" means, as to each Bank, (a) its office, branch or affiliate located at its address identified on Schedule 2.1 hereto as its Eurodollar Lending Office, (b) its office, branch or affiliate located at its address identified on the Register as its Eurodollar Lending Office, or (c) such other office, branch or affiliate of such Bank as it may hereafter designate as its Eurodollar Lending Office by notice to Borrower and Administrative Agent.

     "Eurodollar Loans" means Revolving Loans that bear interest at rates based upon the Adjusted Eurodollar Rate.

     "Eurodollar Rate" means, for any Eurodollar Loan for any Interest Period therefor, the applicable British Bankers' Association LIBOR rate for deposits in Dollars as reported by any generally recognized financial information service as of 11:00 a.m. (London time) two (2) Eurodollar Business Days prior to the first day of such Interest Period, and having a maturity equal to such Interest Period; provided, that, if no such British Bankers' Association LIBOR rate is available to Administrative Agent, the applicable Eurodollar Rate for the relevant Interest Period shall instead be the rate determined by Administrative Agent to be the rate at which Bank One or one of its Affiliate banks offers to place deposits in Dollars with first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two (2) Eurodollar Business Days prior to the first day of such Interest Period, in the appropriate amount of Bank One's relevant Eurodollar Loan and having a maturity equal to such Interest Period.

     "Events of Default" has the meaning set forth in Section 12.1.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Exhibit" refers to an exhibit attached to this Agreement and incorporated herein by reference, unless specifically provided otherwise.

     "Existing Banks" has the meaning assigned to such term in the recitals hereto.

     "Existing Credit Agreement" has the meaning assigned to such term in the recitals hereto.

     "Existing Mortgages" means the mortgages, deeds of trust, security agreements, assignments, pledges, assignments and amendments to mortgages, amendments to mortgages and other documents, instruments and agreements described on Schedule 2.2 hereto, which establish Liens on certain Mineral Interests to secure the Obligations under and as defined in the Existing Credit Agreement.

     "Existing Reserve Report" means, collectively, (i) an engineering and economic analysis of certain of the Borrowing Base Properties prepared as of December 31, 2002, by DeGolyer and MacNaughton, and (ii) an engineering and economic analysis of all Borrowing Base Properties not covered by the Reserve Report described in clause (i), prepared as of June 30, 2003, by Former Borrower's in-house staff.

     "Facility Guaranty" means a Guaranty substantially in the form of Exhibit B attached hereto to be executed by Parent and (as applicable) each Subsidiary of Parent (other than Borrower) in favor of Banks, pursuant to which Parent and/or such Subsidiary of Parent guarantees payment and performance in full of the Obligations.

     "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day; provided that (a) if the day for which such rate is to be determined is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (b) if such rate is not so published on such next succeeding Domestic Business Day, the Federal Funds Rate for any day shall be the average rate charged to
Administrative Agent on such day on such transactions as determined by Administrative Agent.

     "Financial Officer" of any Person means its Chief Financial Officer; provided, that if no Person serves in such capacity, "Financial Officer" shall mean the highest ranking executive officer of such Person with responsibility for accounting, financial reporting, cash management and similar functions.

     "Fiscal Quarter" means the three (3) month periods ending on March 31, June 30, September 30 and December 31 of each Fiscal Year.

     "Fiscal Year" means a twelve (12) month period ending December 31.

     "Fund" means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

     "GAAP" means those generally accepted accounting principles and practices which are recognized as such by the Securities and Exchange Commission, the American Institute of Certified Public Accountants acting through its Accounting Principles Board or by the Financial Accounting Standards Board or through other appropriate boards or committees thereof and which are consistently applied for all periods after the Closing Date so as to properly reflect the financial condition, and the results of operations and changes in financial position, of Parent and its Consolidated Subsidiaries, except that any accounting principle or practice required to be changed by the said Securities and Exchange Commission, Accounting Principles Board or Financial Accounting Standards Board (or other appropriate board or committee thereof) in order to continue as a generally accepted accounting principle or practice may be so changed.

     "Gas Balancing Agreement" means any agreement or arrangement whereby any Credit Party, or any other party having an interest in any Hydrocarbons to be produced from Mineral Interests in which any Credit Party owns an interest, has a right to take more than its proportionate share of production therefrom.

     "Genesis Energy" means Genesis Energy, Inc., a Delaware corporation, which is a wholly owned Subsidiary of DG&M.

     "Genesis Transaction Documents" means the "Transaction Documents" as defined in that certain letter agreement (the "Genesis Letter Agreement"), dated as of October 28, 2003, by and among Former Borrower, Administrative Agent and Existing Banks.

     "Genesis VPP Transaction" has the meaning set forth in the Genesis Letter Agreement.

     "Governmental Authority" means any court or governmental department, commission, board, bureau, agency, or instrumentality of any nation or of any province, state, commonwealth, nation, territory, possession, county, parish, or municipality, whether now or hereafter constituted or existing.

     "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions, by "comfort letter" or other similar undertaking of support or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided, that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business.

     "Hazardous Discharge" means any releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping of any Hazardous Substance from or onto any real property owned, leased or operated at any time by any Credit Party or any real property owned, leased or operated by any other party.

     "Hazardous Substance" means any pollutant, toxic substance, hazardous waste, compound, element or chemical that is defined as hazardous, toxic, noxious, dangerous or infectious pursuant to any Applicable Environmental Law or which is otherwise regulated by any Applicable Environmental Law or is required to be investigated and/or remediated by or pursuant to any Applicable Environmental Law.

     "Hedge  Agreements"  means,   collectively,   any  agreement,   instrument,
arrangement or schedule or supplement thereto evidencing any Hedge Transaction.

     "Hedge Transaction" means any commodity, interest rate, currency or other swap, option, collar, futures contract or other contract pursuant to which a Person hedges risks related to commodity prices, interest rates, currency exchange rates, securities prices or financial market conditions. Hedge Transactions expressly includes Oil and Gas Hedge Transactions.

     "Hydrocarbons" means oil, gas, casinghead gas, drip gasolines, natural gasoline, condensate, distillate, and all other liquid and gaseous hydrocarbons produced or to be produced in conjunction therewith, and all products, by-products and all other substances derived therefrom or the processing thereof, and all other minerals and substances, including, but not limited to, sulphur, lignite, coal, uranium, thorium, iron, geothermal steam, water, carbon dioxide, helium, and any and all other minerals, ores, or substances of value, and the products and proceeds therefrom, including, without limitation, all gas resulting from the in-situ combustion of coal or lignite.

     "Immaterial Title Deficiencies" means, with respect to Borrowing Base Properties, defects or clouds on title, discrepancies in reported net revenue and working interest ownership percentages and other Liens, defects, discrepancies and similar matters which do not, individually or in the aggregate, affect Borrowing Base Properties with a Recognized Value greater than five percent (5%) of the Recognized Value of all of such Borrowing Base Properties.

     "Indirect Subsidiary" has the meaning given such term in the definition of "Subsidiary Pledge Agreement."

     "Initial Borrowing Base" means a Borrowing Base in the amount of $220,000,000, which shall be in effect during the period commencing on the Closing Date and continuing until the first Redetermination after the Closing Date.

     "Initial Conforming Borrowing Base" means a Conforming Borrowing Base in the amount of $220,000,000, which shall be in effect during the period commencing on the Closing Date and continuing until the first Redetermination after the Closing Date.

     "Interest Period" means, with respect to each Eurodollar Borrowing and each Continuation of Eurodollar Loans and each Conversion of all or part of the Base Rate Loan to Eurodollar Loans, the period commencing on the date of such Borrowing, Continuation or Conversion and ending one (1), two (2), three (3) or six (6), and, if available to all Banks, nine (9) or twelve (12) months thereafter, as Borrower may elect in the applicable Request for Borrowing or Notice of Continuation or Conversion; provided, that:

          (a) any Interest Period which would otherwise end on a day which is not a Eurodollar Business Day shall be extended to the next succeeding Eurodollar Business Day unless such Eurodollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Eurodollar Business Day;

          (b) any Interest Period which begins on the last Eurodollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Eurodollar Business Day of a calendar month;

          (c) if any Interest Period includes a date on which any payment of principal of the Eurodollar Loans which are the subject of such Borrowing, Continuation or Conversion is required to be made hereunder, but does not end on such date, then (i) the principal amount of such Eurodollar Loans required to be repaid on such date shall have an Interest Period ending on such date, and (ii) the remainder of each such Eurodollar Loans shall have an Interest Period determined as set forth above; and

          (d) no Interest Period shall extend past the Termination Date.

     "Investment" means, with respect to any Person, any loan, advance, extension of credit, capital contribution to, investment in or purchase of the stock or other securities of, or interests in, any other Person; provided, that, "Investment" shall not include current customer and trade accounts which are payable in accordance with customary trade terms.

     "Laws" means all applicable statutes, laws, ordinances, regulations, orders, writs, injunctions, or decrees of any state, commonwealth, nation, territory, possession, county, township, parish, municipality or Governmental Authority.

     "Lending Office" means, as to any Bank, its Domestic Lending Office or its Eurodollar Lending Office, as the context may require.

     "Letter of Credit Exposure" of any Bank means such Bank's aggregate participation in the unfunded portion and the funded but unreimbursed portion of Letters of Credit outstanding at any time.

     "Letter of Credit Fee" means, with respect to any Letter of Credit issued hereunder, a fee in an amount equal to the greater of (a) $500, or (b) a percentage of the stated amount of such Letter of Credit (calculated on a per annum basis based on the stated term of such Letter of Credit) determined by reference to the ratio of the Outstanding Credit to the Conforming Borrowing Base in effect on the date such Letter of Credit is issued in accordance with the table below:

                      ===================================== =======================================
                         Ratio of Outstanding Credit to         Per Annum Letter of Credit Fee
                           Conforming Borrowing Base                      Percentage
                      ------------------------------------- ---------------------------------------

                                  <=. 50 to 1                               1.250%
                      ------------------------------------- ---------------------------------------

                           >. 50 to 1 and <= .75 to 1                       1.500%
                      ------------------------------------- ---------------------------------------

                           >. 75 to 1 and <= .90 to 1                       1.750%
                      ------------------------------------- ---------------------------------------

                           > .90 to 1 and <= 1.0 to 1                       2.000%
                      ------------------------------------- ---------------------------------------

                                   > 1.0 to 1                               2.375%
                      ===================================== =======================================

     "Letter of Credit Fronting Fee" means, with respect to any Letter of Credit issued hereunder, a fee equal to one eighth of one percent (.125%) per annum of the stated amount of such Letter of Credit.

     "Letter of Credit Issuer" has the meaning set forth in Section 3.1(b).

     "Letters of Credit" means letters of credit issued for the account of Borrower pursuant to Section 3.1(b).

     "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest, financing statement or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, the Credit Parties shall be deemed to own subject to a Lien any asset which is acquired or held subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

     "Loan Papers" means this Agreement, the Notes, each Facility Guaranty which may now or hereafter be executed, each Parent Pledge Agreement which may now or hereafter be executed, each Subsidiary Pledge Agreement which may now or hereafter be executed, the Existing Mortgages (as amended by the Amendments to Mortgages), all Mortgages now or at any time hereafter delivered pursuant to
Section 6.1, the Amendments to Mortgages, and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.

     "Margin Regulations" means Regulations T, U and X of the Board of Governors of the Federal Reserve System, as in effect from time to time.

     "Margin Stock" means "margin stock" as defined in Regulation U.

     "Marine" means Denbury Marine, L.L.C., a Louisiana limited liability company, which is a wholly owned Subsidiary of Operating.

     "Material Adverse Change" means any circumstance or event that has or would reasonably be expected to have a Material Adverse Effect.

     "Material Adverse Effect" means a material adverse effect on (a) the assets, liabilities, financial condition, results of operations or prospects of any Credit Party, or the Credit Parties taken as a whole, (b) the right or ability of any Credit Party to fully, completely and timely perform its obligations under the Loan Papers, (c) the validity or enforceability of any Loan Paper against any Credit Party which is a party thereto, or (d) the validity, perfection or priority of any material Lien intended to be created under or pursuant to any Loan Paper to secure the Obligations.

     "Material Agreement" means any material written or oral agreement, contract, commitment, or understanding to which a Person is a party, by which such Person is directly or indirectly bound, or to which any assets of such Person may be subject, which is not cancelable by such Person upon notice of thirty (30) days or less without liability for further payment other than nominal penalty.

     "Material Gas Imbalance" means, with respect to all Gas Balancing Agreements to which any Credit Party is a party or by which any Mineral Interest owned by any Credit Party is bound, a net gas imbalance to any Credit Party in excess of $2,000,000.

     "Maximum Lawful Rate" means, for each Bank, the maximum rate (or, if the context so permits or requires, an amount calculated at such rate) of interest which, at the time in question would not cause the interest charged on the portion of the Revolving Loan owed to such Bank at such time to exceed the maximum amount which such Bank would be allowed to contract for, charge, take, reserve, or receive under applicable Laws after taking into account, to the extent required by applicable Laws, any and all relevant payments or charges under the Loan Papers. To the extent the Laws of the State of Texas are applicable for purposes of determining the "Maximum Lawful Rate," such term shall mean the "indicated rate ceiling" from time to time in effect under Chapter 303 of the Texas Finance Code, as amended, substituted for or restated, or, if permitted by applicable Law and effective upon the giving of the notices required by such Chapter 303 (or effective upon any other date otherwise specified by applicable Law), the "quarterly ceiling" or "annualized ceiling" from time to time in effect under such Chapter 303, whichever Administrative Agent (with the approval of Required Banks) shall elect to substitute for the "indicated rate ceiling," and vice versa, each such substitution to have the effect provided in such Chapter 303, and Administrative Agent (with the approval of Required Banks) shall be entitled to make such election from time to time and one or more times and, without notice to Borrower, to leave any such substitute rate in effect for subsequent periods in accordance with such Chapter 303.

     "Mineral Interests" means rights, estates, titles, and interests in and to oil and gas leases and any oil and gas interests, royalty and overriding royalty interest, production payment, net profits interests, oil and gas fee interests, and other rights therein, including, without limitation, any reversionary or carried interests relating to the foregoing, together with rights, titles, and interests created by or arising under the terms of any unitization, communization, and pooling agreements or arrangements, and all properties, rights and interests covered thereby, whether arising by contract, by order, or by operation of Laws, which now or hereafter include all or any part of the foregoing.

     "Mortgages" means all mortgages, deeds of trust, amendments to mortgages, security agreements, assignments of production, pledge agreements, collateral mortgages, collateral chattel mortgages, collateral assignments, financing statements and other documents, instruments and agreements evidencing, creating, perfecting or otherwise establishing the Liens required by Section 6.1 hereof. All Mortgages shall be in form and substance satisfactory to Administrative

Agent in its sole discretion. The term "Mortgages" shall include, without limitation, the Existing Mortgages, as amended pursuant to the Amendments to Mortgages.

     "Note" means a promissory note of Borrower payable to the order of a Bank, in substantially the form of Exhibit C hereto, in the amount of such Bank's Commitment, evidencing the obligation of Borrower to repay to such Bank its Commitment Percentage of the Revolving Loan, together with all modifications, extensions, renewals, and rearrangements thereof, and "Notes" means all of such Notes collectively.

     "Notice of Continuation or Conversion" has the meaning set forth in Section 3.5(c).

     "Obligations" means all present and future indebtedness, obligations and liabilities, and all renewals and extensions thereof, or any part thereof, of each Credit Party to Administrative Agent or to any Bank or any Affiliate of any Bank arising pursuant to the Loan Papers or pursuant to any Hedge Agreement or Hedge Transaction entered into with any Bank or any Affiliate of any Bank, and all interest accrued thereon and costs, expenses, and attorneys' fees incurred in the enforcement or collection thereof, regardless of whether such indebtedness, obligations and liabilities are direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several or joint and several.

     "Oil & Gas Hedge Transaction" means a Hedge Transaction pursuant to which any Person hedges the price to be received by it for future production of Hydrocarbons.

     "Offshore" means (a) prior to the consummation of the Post-Closing Transactions pursuant to, and in accordance with, the terms and conditions set forth in Section 9.14, Denbury Offshore, Inc., a Delaware corporation, which is a wholly owned Subsidiary of Parent, and (b) from and after the consummation of the Post-Closing Transactions pursuant to, and in accordance with, the terms of conditions set forth in Section 9.14, Denbury Offshore LLC, a Delaware limited liability company, which is a wholly owned Subsidiary of Operating.

     "Operating" means Denbury Operating Company, a Delaware corporation, which is a wholly owned Subsidiary of Parent.

     "Outstanding Credit" means, on any date, the sum of (a) the aggregate outstanding Letter of Credit Exposure on such date including the Letter of Credit Exposure attributable to Letters of Credit to be issued on such date, plus (b) the aggregate outstanding principal balance of the Revolving Loan on such date, including the amount of any Borrowing to be made on such date.

     "Parent" means Denbury Resources Inc., a Delaware corporation formed in connection with the Restructuring Transactions.

     "Parent Pledge Agreement" means a Pledge Agreement substantially in the form of Exhibit D attached hereto (with applicable conforming changes) to be executed by Parent pursuant to which Parent shall pledge to Administrative Agent, for the ratable benefit of Banks, all of the issued and outstanding Equity owned by Parent of each Subsidiary of Parent described therein to secure the Obligations.

     "Participant" has the meaning given such term in Section 15.10(b).

     "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

     "Permitted Encumbrances" means with respect to any asset:

          (a) Liens securing the Obligations;

          (b) minor defects in title which do not secure the payment of money and otherwise have no material adverse effect on the value or the operation of the subject property, and for the purposes of this Agreement, a minor defect in title shall include, but not be limited to, easements, rights-of-way, servitudes, permits, surface leases and other similar rights in respect of surface operations, and easements for pipelines, streets, alleys, highways, telephone lines, power lines, railways and other easements and rights-of-way, on, over or in respect of any of the properties of any Credit Party that are customarily granted in the oil and gas industry;

          (c) inchoate statutory or operators' Liens securing obligations for labor, services, materials and supplies furnished to Mineral Interests which are not delinquent (except to the extent permitted by Section 9.7);

          (d) mechanic's, materialmen's, warehouseman's, journeyman's and carrier's Liens and other similar Liens arising by operation of Law in the ordinary course of business which are not delinquent (except to the extent permitted by Section 9.7);

          (e) Liens for Taxes or assessments not yet due or not yet delinquent, or, if delinquent, that are being contested in good faith in the normal course of business by appropriate action, as permitted by Section 9.7;

          (f) lease burdens payable to third parties which are deducted in the calculation of discounted present value in the Reserve Report including, without limitation, any royalty, overriding royalty, net profits interest, production payment, carried interest or reversionary working interest;

          (g) "Permitted Encumbrances" as that term is defined in the Existing Mortgages; and

          (h) Liens, charges and encumbrances upon Borrower's assets, other than Proved Mineral Interests, which in the aggregate, do not have a value in excess of $1,000,000.

     "Permitted Investments" means (a) readily marketable direct obligations of the United States of America (or investments in mutual funds or similar funds which invest solely in such obligations), (b) fully insured time deposits and certificates of deposit with maturities of one year or less of any commercial bank operating in the United States having capital and surplus in excess of

$500,000,000, (c) commercial paper of a domestic issuer if at the time of purchase such paper is rated in one of the two highest ratings categories of Standard and Poor's Corporation or Moody's Investors Service, (d) Investments by any Credit Party in a Subsidiary of Parent that has provided a Facility Guaranty and the Equity of which has been pledged to Administrative Agent pursuant to a Parent Pledge Agreement or a Subsidiary Pledge Agreement, and (e) other Investments; provided, that, the aggregate amount of all other Investments made pursuant to this clause (e) outstanding at any time shall not exceed $5,000,000 (measured on a cost basis).

     "Permitted Subordinate Debt" means Debt of Borrower resulting from a single issue of Borrower's 7.5% Senior Subordinated Notes Due 2013 in an aggregate outstanding principal balance of not greater than $225,000,000, and which (a) is fully subordinated to the Obligations pursuant to subordination provisions which have been approved by the Existing Banks prior to the date hereof, (b) is not subject to negative covenants or events of default (or other provisions which have the same effect as negative covenants or events of default) which have not been approved by the Existing Banks prior to the date hereof, and (c) Debt has been assumed by Parent as a co-obligor with Borrower pursuant to that certain First Supplemental Indenture, dated as of December 29, 2003.

     "Person" means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a Government Authority.

     "Plan" means an employee benefit plan within the meaning of section 3(3) of ERISA, and any other similar plan, policy or arrangement, including an employment contract, whether formal or informal and whether legally binding or not, under which any Credit Party or an ERISA Affiliate of a Credit Party has any current or future obligation or liability or under which any present or former employee of any Credit Party or an ERISA Affiliate of a Credit Party, or such present or former employee's dependents or beneficiaries, has any current or future right to benefits resulting from the present or former employee's employment relationship with any Credit Party or an ERISA Affiliate of a Credit Party.

     "Post-Closing Transactions" means those transactions more particularly described on Part II of Schedule 2.3 attached hereto, which transactions may be consummated, at the sole option of Borrower, at any time on or prior to March 31, 2004.

     "Prime Rate" means the per annum rate of interest established from time to time by Administrative Agent as its prime rate, which rate may not be the lowest rate of interest charged by Administrative Agent to its customers.

     "Proved Mineral Interests" means, collectively, Proved Producing Mineral Interests, Proved Nonproducing Mineral Interests, and Proved Undeveloped Mineral Interests.

     "Proved Nonproducing Mineral Interests" means all Mineral Interests which constitute proved developed nonproducing reserves.

     "Proved Producing Mineral Interests" means all Mineral Interests which constitute proved developed producing reserves.

     "Proved Undeveloped Mineral Interests" means all Mineral Interests which constitute proved undeveloped reserves.

     "Purchasers" has the meaning given such term in Section 15.10(c).

     "Qualified Purpose" means (i) the purchase by any Credit Party of Proved Mineral Interests, or (ii) capital expenditures made by any Credit Party to maintain, enhance or develop Proved Mineral Interests owned by any Credit Party; provided, that, the portion of the aggregate amount of all Borrowings made during any period during which Section 10.14 is in effect hereunder which is utilized to purchase Proved Mineral Interests which is in excess of the "qualified amount" will not be deemed to be utilized for a "Qualified Purpose." As used herein, "qualified amount" means, with respect to Proved Mineral Interests acquired with the proceeds of Borrowings made during any period during which Section 10.14 is in effect hereunder, an amount equal to two hundred percent (200%) of the Recognized Value of that portion of such Proved Mineral Interests which constitute Proved Producing Mineral Interests.

     "Quarterly Date" means the last day of each March, June, September and December.

     "Recognized Value" means, with respect to Mineral Interests, the portion of the Borrowing Base which Bank One attributes to such Mineral Interests for purposes of the most recent redetermination of the Borrowing Base pursuant to
Article V hereof (or for purposes of determining the initial Borrowing Base in the event no such redetermination has occurred), based upon the discounted present value of the estimated net cash flow to be realized from the production of Hydrocarbons from such Mineral Interests.

     "Redetermination"   means  any   Scheduled   Redetermination   or   Special
Redetermination.

     "Redetermination Date" means (a) with respect to any Scheduled Redetermination, each October 1 and April 1, commencing April 1, 2004, and (b) with respect to any Special Redetermination, the first day of the first month which is not less than twenty (20) Domestic Business Days following the date of a request for a Special Redetermination.

     "Register" has the meaning given such term in Section 15.10(c)(iv).

     "Regulation A" means Regulation A of the Board of Governors of the Federal Reserve System, 12 C.F.R. Part 221, as in effect from time to time.

     "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System, 12 C.F.R. Part 221, as in effect from time to time.

     "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, 12 C.F.R. Part 221, as in effect from time to time.

     "Request for Borrowing" has the meaning set forth in Section 3.2(a).

     "Request for Letter of Credit" has the meaning set forth in Section 3.3(a).

     "Required Banks" means Banks holding at least sixty-six and two-thirds percent (66 2/3%) of the Total Commitment.

     "Required Consolidated Tangible Net Worth" means, initially, $325,000,000; provided, that, the Required Consolidated Tangible Net Worth shall increase (but not decrease) above the Required Consolidated Tangible Net Worth previously in effect pursuant to this definition (i) on each Quarterly Date (commencing December 31, 2003) by an amount equal to fifty percent (50%) of Parent's Consolidated Net Income for the Fiscal Quarter then ended, and (ii) on the date of any issuance by Parent of its equity securities by an amount equal to fifty percent (50%) of the net proceeds received by Parent from the issuance of such securities.

     "Required Reserve Value" means Proved Mineral Interests that have a Recognized Value of not less than eighty-five percent (85%) of the Recognized Value of all Proved Mineral Interests held by Borrower and its Subsidiaries.

     "Reserve Report" means an unsuperseded engineering analysis of the Mineral Interests owned by any Credit Party, in form and substance reasonably acceptable to Required Banks, prepared in accordance with customary and prudent practices in the petroleum engineering industry and Financial Accounting Standards Board Statement 69. Each Reserve Report required to be delivered by February 28 of each year pursuant to Section 5.1 shall be prepared by the Approved Petroleum Engineer. Each other Reserve Report shall be prepared by either (i) the Approved Petroleum Engineer, or (ii) Borrower's in-house staff. Notwithstanding the foregoing, in connection with any Special Redetermination requested by Borrower, the Reserve Report shall be in form and scope mutually acceptable to Borrower and Required Banks. Until superseded, the Existing Reserve Report shall be considered the Reserve Report.

     "Reserve Requirement" means, at any time, the maximum rate at which reserves (including, without limitation, any marginal, special, supplemental, or emergency reserves) are required to be maintained under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) by member banks of the Federal Reserve System against in the case of Eurodollar Loans, "Eurocurrency liabilities" (as such term is used in Regulation
D). Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to (i) any category of liabilities which includes deposits by reference to which the Adjusted Eurodollar Rate is to be determined, or (ii) any category of extensions of credit or other assets which include Eurodollar Loans. The Adjusted Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Reserve Requirement.

     "Restricted Payment" means, with respect to any Person, (a) any Distribution by such Person, (b) any capital contribution, loan or advance by any Credit Party to any Unrestricted Subsidiary, (c) the issuance of a Guarantee by any Credit Party with respect to any Debt or other obligation of any Unrestricted Subsidiary, (d) the retirement, redemption, defeasance, repurchase or prepayment prior to scheduled maturity by such Person or any Affiliate of such Person of any Debt of such Person, or (e) except as otherwise approved by Required Banks, the retirement, redemption or payment by Parent, Borrower or any affiliate of Parent of any part of the principal of the Permitted Subordinate Debt at any time prior to the termination of all Commitments and the payment and performance in full of the Obligations.

     "Restricted Subsidiary" means, as of the date hereof, Operating, Marine, Offshore, TRF and DG&M. "Restricted Subsidiary" shall also refer to any other Subsidiary or Indirect Subsidiary of Parent which Parent and Borrower hereafter designate as a "Restricted Subsidiary;" provided, that no Subsidiary or Indirect Subsidiary of Parent will be a Restricted Subsidiary unless (a) one hundred percent (100%) of its issued and outstanding Equity has been pledged to Administrative Agent to secure the Obligations pursuant to a Parent Pledge Agreement or a Subsidiary Pledge Agreement, and (b) it has executed a Facility Guaranty.

     "Restructuring Transactions" means those transactions more particularly described on Part I of Schedule 2.3 attached hereto, and shall include, without limitation, the Borrower Merger.

     "Revolving Loan" means the revolving credit loan in an amount outstanding at any time not to exceed the amount of the Total Commitment then in effect less the amount of the Letter Credit Exposure then outstanding to be made by Banks to Borrower in accordance with Section 3.1 hereof. The Revolving Loan may be comprised of the Base Rate Loan and one or more Eurodollar Loans as Borrower may select in a Request for Borrowing or a Notice of Continuation or Conversion.

     "Schedule" means a "schedule" attached to this Agreement and incorporated herein by reference, unless specifically indicated otherwise.

     "Scheduled Redetermination" means any Redetermination of the Borrowing Base and the Conforming Borrowing Base pursuant to Section 5.2.

     "Section" refers to a "section" or "subsection" of this Agreement unless specifically indicated otherwise.

     "Sole Lead Arranger" means BOCM, in its capacity as sole lead arranger for the credit facility hereunder or any successor thereto.

     "Special Redetermination" means any Redetermination of the Borrowing Base pursuant to Section 5.3.

     "Subsidiary" means, for any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions (including that of a general partner) are at the time directly or indirectly owned, collectively, by such Person and any Subsidiaries of such Person. The term "Subsidiary" shall include Subsidiaries of Subsidiaries (and so on).

     "Subsidiary Pledge Agreement" means a Pledge Agreement substantially in the form of Exhibit E attached hereto (with applicable conforming changes) which may be executed by each existing and/or future Subsidiary of Parent to the extent such Subsidiary owns any outstanding Equity of any other Subsidiary (for purposes of this definition and Section 6.1(d) hereof, such Subsidiary is referred to herein and therein as an "Indirect Subsidiary"), pursuant to which such Indirect Subsidiary shall pledge to Administrative Agent, for the ratable benefit of Banks, all of the issued and outstanding Equity owned by such Indirect Subsidiary of each Subsidiary of such Indirect Subsidiary described therein to secure the Obligations.

     "Syndication Agent" means Credit Lyonnais New York Branch or Fortis Capital Corp., in its capacity as Syndication Agent for Banks hereunder or any successor thereto, and "Syndication Agents" means Credit Lyonnais New York Branch and Fortis Capital Corp., collectively, in their capacities as Syndication Agents for Banks hereunder.

     "Taxes" means all taxes, assessments, filing or other fees, levies, imposts, duties, deductions, withholdings, stamp taxes, capital transaction taxes, foreign exchange taxes or other charges, or other charges of any nature whatsoever, from time to time or at any time imposed by Law or any Governmental Authority. "Tax" means any one of the foregoing.

     "Termination Date" means April 30, 2006.

     "Texas Pacific Group" means, collectively, TGP Partners, L.P., T.G.P. Parallel, L.P., and any of their Affiliates.

     "Total Commitment" means the Commitments of all Banks in an initial aggregate amount of $300,000,000 as such amount shall be reduced from time to time pursuant to Section 3.8 and Section 3.9.

     "Transferee" has the meaning given such term in Section 15.10(d).

     "TRF" means Tuscaloosa Royalty Fund LLC, a Mississippi limited liability company, which is a wholly owned Subsidiary of Operating.

     "Type" means, with reference to a Revolving Loan, the characterization of such Revolving Loan as the Base Rate Loan or a Eurodollar Loan based on the method by which the accrual of interest on such Revolving Loan is calculated.

     "Unproved Reserves" means Mineral Interests which do not constitute Proved Mineral Interests.

     "Unrestricted Subsidiary" means any Subsidiary or Indirect Subsidiary of Parent which is not a Restricted Subsidiary, and shall include, without limitation, Genesis Energy.

     Section 2.2 Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be expressed in U.S. dollars and shall be prepared in accordance with GAAP, applied on a basis consistent with the most recent audited consolidated financial statements of Parent and its Consolidated Subsidiaries delivered to Banks except for changes concurred in by Parent's independent certified public accountants and which are disclosed to Administrative Agent on the next date on which financial statements are required to be delivered to Banks pursuant to Section 9.1(a) or Section 9.1(b); provided, that, unless Required Banks shall otherwise agree in writing, no such change shall modify or affect the manner in which compliance with the covenants contained in Article XI are computed such that all such computations shall be conducted utilizing financial information presented consistently with prior periods.

     Section 2.3 Petroleum Terms. As used herein, the terms "proved reserves," "proved developed reserves," "proved developed producing reserves," "proved developed nonproducing reserves," and "proved undeveloped reserves" have the meaning given such terms from time to time and at the time in question by the Society of Petroleum Engineers of the American Institute of Mining Engineers.

     Section 2.4 Money. Unless expressly stipulated otherwise, all references herein to "dollars," "money," "funds," "payments," "prepayments" or similar financial or monetary terms, are references to currency of the United States of America.

                                  Article III
                                   THE CREDIT

     Section 3.1 Commitments.

          (a) Each Bank severally agrees, subject to Section 3.1(c), Section 7.1 and Section 7.2 and the other terms and conditions set forth in this Agreement, to lend to Borrower from time to time prior to the Termination Date amounts requested by Borrower not to exceed in the aggregate at any one time outstanding, the amount of such Bank's Commitment reduced by an amount equal to such Bank's Letter of Credit Exposure. Each Borrowing shall be (i) in an aggregate principal amount of $1,000,000 or any larger integral multiple of $100,000 (except that any Base Rate Borrowing may be in an amount equal to the Availability at such time), and (ii) made from the Banks ratably in accordance with their respective Commitment Percentages. Subject to the foregoing limitations and the other provisions of this Agreement, prior to the Termination Date Borrower may borrow under this Section 3.1(a), repay amounts borrowed and request new Borrowings to be made under this Section 3.1(a).

          (b) Administrative Agent, or such Bank designated by Administrative Agent which (without obligation to do so) consents to the same ("Letter of Credit Issuer") will, from time to time prior to the date which is five (5) Domestic Business Days prior to the Termination Date, upon request by Borrower, issue Letters of Credit for the account of Borrower or any Restricted Subsidiary designated by Borrower, so long as (i) the sum of (A) the total Letter of Credit Exposure then existing, and (B) the amount of the requested Letter of Credit does not exceed ten percent (10%) of the lesser of (y) the Total Commitment, and (z) the Conforming Borrowing Base, and (ii) Borrower would be entitled to a Borrowing under Section 3.1(a) and
     Section 3.1(c) in the amount of the requested Letter of Credit. Not less than three (3) Domestic Business Days prior to the requested date of issuance of any such Letter of Credit, Borrower (and any Restricted Subsidiary for whose account such Letter of Credit is being issued) shall execute and deliver to Letter of Credit Issuer, Letter of Credit Issuer's customary letter of credit application. Each Letter of Credit shall be in the minimum amount of $10,000 and shall be in form and substance acceptable to Letter of Credit Issuer. No Letter of Credit shall have an expiration date later than the earlier of (A) one (1) year after the Termination Date, or (B) one (1) year from the date of issuance (or, in the case of any renewal or extension thereof, one (1) year after such renewal or extension). Upon the date of issuance of a Letter of Credit, Letter of Credit Issuer shall be deemed to have sold to each other Bank, and each other Bank shall be deemed to have unconditionally and irrevocably purchased from Letter of Credit Issuer, a non recourse participation in the related Letter of Credit and Letter of Credit Exposure equal to such Bank's Commitment Percentage of such Letter of Credit and Letter of Credit Exposure. Upon request of any Bank, but not less often than quarterly, Administrative Agent shall provide notice to each Bank by telephone, teletransmission or telex setting forth each Letter of Credit issued and outstanding pursuant to the terms hereof and specifying the beneficiary and expiration date of each such Letter of Credit, each Bank's percentage of each such Letter of Credit and the actual dollar amount of each Bank's participation held by Letter of Credit Issuer thereof for such Bank's account and risk. At the time of issuance of each Letter of Credit, Borrower shall pay to Administrative Agent in respect of such Letter of Credit (1) the applicable Letter of Credit Fee, and (2) the applicable Letter of Credit Fronting Fee. Administrative Agent shall distribute the Letter of Credit Fee payable upon the issuance of each Letter of Credit to Banks in accordance with their respective Commitment Percentages, and Administrative Agent shall distribute the Letter of Credit Fronting Fee to Letter of Credit Issuer for its own account. Any (y) material amendment or modification, or (z) renewal or extension of any Letter of Credit shall be deemed to be the issuance of a new Letter of Credit for purposes of this
     Section 3.1(b). Notwithstanding anything to the contrary contained herein, Borrower shall pay to Administrative Agent in connection with the issuance of each Letter of Credit and/or any amendment or modification of any nature to any existing Letter of Credit, Administrative Agent's usual and customary fees for the issuance of, amendments or modifications to, and processing of, Letters of Credit.

          Immediately upon the occurrence of an Event of Default and the acceleration of the Obligations hereunder, and also on the date which is five (5) Domestic Business Days prior to the Termination Date, Borrower shall deposit with Administrative Agent cash in such amounts as Administrative Agent may request, up to a maximum amount equal to the aggregate existing Letter of Credit Exposure of all Banks; provided, that, in the case of any of the Events of Default specified in Section 12.1(g) or
     Section 12.1(h), an amount equal to the aggregate existing Letter of Credit Exposure of all Banks shall be due and payable without any notice to Borrower or any other act by Administrative Agent or any Bank. Any amounts so deposited shall be held by Administrative Agent for the ratable benefit of all Banks as security for the outstanding Letter of Credit Exposure and the other Obligations, and Borrower will, in connection therewith, execute and deliver (and cause each other Credit Party to execute and deliver) such security agreements in form and substance satisfactory to Administrative Agent which Administrative Agent may, in its discretion, require. As drafts or demands for payment are presented under any Letter of Credit, Administrative Agent shall apply such cash to satisfy such drafts or demands. When all Letters of Credit have expired and the Obligations have been repaid in full (and no Bank has any obligation to lend or issue Letters of Credit hereunder) or such Event of Default has been cured to the satisfaction of Required Banks, Administrative Agent shall release to Borrower any remaining cash deposited under this Section 3.1(b). Whenever Borrower is required to make deposits under this Section 3.1(b) and fails to do so on the day such deposit is due, Administrative Agent or any Bank may, without notice to Borrower, make such deposit (whether by application of proceeds of any collateral for the Obligations, by transfers from other accounts maintained with any Bank or otherwise) using any funds then available to any Bank of any Credit Party, any guarantor or any other party liable for repayment of the Obligations.

          Notwithstanding anything to the contrary contained herein, Borrower hereby agrees to reimburse each Letter of Credit Issuer immediately upon demand by such Letter of Credit Issuer, and in immediately available funds, for any payment or disbursement made by such Letter of Credit Issuer under any Letter of Credit issued by it. Payment shall be made by Borrower with interest on the amount so paid or disbursed by Letter of Credit Issuer from and including the date payment is made under any Letter of Credit to and including the date of payment, at the lesser of (i) the Maximum Lawful Rate, or (ii) the Default Rate. The obligations of Borrower under this paragraph will continue until all Letters of Credit have expired and all reimbursement obligations with respect thereto have been paid in full by Borrower and until all other Obligations shall have been paid in full.

          Borrower shall be obligated to reimburse Letter of Credit Issuer upon demand for all amounts paid under Letters of Credit as set forth in the immediately preceding paragraph hereof; provided, however, if Borrower for any reason fails to reimburse Letter of Credit Issuer in full upon demand, Banks shall reimburse Letter of Credit Issuer in accordance with each Banks' Commitment Percentage for amounts due and unpaid from Borrower as set forth hereinbelow; provided, however, that no such reimbursement made by Banks shall discharge Borrower's obligations to reimburse Letter of Credit Issuer. All reimbursement amounts payable by any Bank under this
     Section 3.1(b) shall include interest thereon at the Federal Funds Rate, from the date of the payment of such amounts by Letter of Credit Issuer to the date of reimbursement by such Bank. No Bank shall be liable for the performance or nonperformance of the obligations of any other Bank under this paragraph. The reimbursement obligations of Banks under this paragraph shall continue after the Termination Date and shall survive termination of this Agreement and the other Loan Papers.

          Borrower shall indemnify and hold Administrative Agent, Letter of Credit Issuer and each Bank, and their respective officers, directors, representatives and employees harmless from loss for any claim, demand or liability which may be asserted against any or such indemnified party in connection with actions taken under Letters of Credit or in connection therewith (including losses resulting from the negligence of any or such indemnified party), and shall pay each indemnified party for reasonable fees of attorneys and legal costs paid or incurred by each indemnified party in connection with any matter related to Letters of Credit, except for losses and liabilities incurred as a direct result of the gross negligence or willful misconduct of such indemnified party, IT BEING THE EXPRESS INTENTION OF THE PARTIES THAT EACH INDEMNIFIED PARTY SHALL BE INDEMNIFIED FOR THE CONSEQUENCES OF ITS OWN ORDINARY NEGLIGENCE. If Borrower for any reason fails to indemnify or pay such indemnified party as set forth herein in full, Banks shall indemnify and pay such indemnified party upon demand, in accordance with each Bank's Commitment Percentage of such amounts due and unpaid from Borrower; provided, however, that, no such payment made by Banks shall discharge Borrower's obligation to indemnify or pay such indemnified party in accordance with the terms hereof. The provisions of this paragraph shall survive the termination of this Agreement.

          Neither Administrative Agent nor any other Letter of Credit Issuer makes any representation or warranty, nor assumes any responsibility with respect to the validity, legality, sufficiency or enforceability of any letter of credit application executed and delivered in connection with any Letter of Credit issued hereunder or any document relative thereto or to the collectibility thereunder. Neither Administrative Agent nor any other Letter of Credit Issuer assumes any responsibility for the financial condition of Borrower or for the performance of any obligation of Borrower. Administrative Agent and each other Letter of Credit Issuer may use its discretion with respect to exercising or refraining from exercising any rights, or taking or refraining from taking any action which may be vested in it or which it may be entitled to take or assert with respect to any Letter of Credit or any letter of credit application. FURTHERMORE, EXCEPT AS SET FORTH HEREIN, NEITHER ADMINISTRATIVE AGENT NOR ANY OTHER LETTER OF CREDIT ISSUER SHALL BE UNDER ANY LIABILITY TO ANY BANK, WITH RESPECT TO ANYTHING ADMINISTRATIVE AGENT OR ANY SUCH LETTER OF CREDIT ISSUER MAY DO OR REFRAIN FROM DOING IN THE EXERCISE OF ITS JUDGMENT, THE SOLE LIABILITY AND RESPONSIBILITY OF ADMINISTRATIVE AGENT AND SUCH LETTER OF CREDIT ISSUER BEING TO HANDLE EACH BANK'S SHARE ON AS FAVORABLE A BASIS AS ADMINISTRATIVE AGENT OR SUCH LETTER OF CREDIT ISSUER HANDLES ITS OWN SHARE. NEITHER ADMINISTRATIVE AGENT NOR ANY OTHER LETTER OF CREDIT ISSUER SHALL HAVE ANY DUTIES OR RESPONSIBILITIES EXCEPT THOSE EXPRESSLY SET FORTH HEREIN AND THOSE DUTIES AND LIABILITIES SHALL BE SUBJECT TO THE LIMITATIONS AND QUALIFICATIONS SET FORTH HEREIN. FURTHERMORE, NEITHER ADMINISTRATIVE AGENT, ANY LETTER OF CREDIT ISSUER, NOR ANY OF THEIR DIRECTORS, OFFICERS, OR EMPLOYEES SHALL BE LIABLE FOR ANY ACTION TAKEN OR OMITTED (WHETHER OR NOT SUCH ACTION TAKEN OR OMITTED IS EXPRESSLY SET FORTH HEREIN) UNDER OR IN CONNECTION HEREWITH OR UNDER ANY OTHER INSTRUMENT OR DOCUMENT IN CONNECTION HEREWITH, EXCEPT FOR GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. Neither Administrative Agent nor any other Letter of Credit Issuer shall incur any liability to any Bank, Borrower, or any Affiliate of any Bank or Borrower, in acting upon any notice, document, order, consent, certificate, warrant or other instrument reasonably believed by Administrative Agent or such Letter of Credit Issuer to be genuine or authentic and to be signed by the proper party.

          (c) No Bank will be obligated to lend to Borrower hereunder or incur Letter of Credit Exposure, and Borrower shall not be entitled to borrow hereunder or obtain Letters of Credit hereunder, in an amount which would cause the Outstanding Credit to exceed the Borrowing Base then in effect. No Bank shall be obligated to fund Borrowings hereunder and Borrower shall not be entitled to Borrowings hereunder during the existence of a Borrowing Base Deficiency. Nothing in this Section 3.1(c) shall be deemed to limit any Bank's obligation to reimburse any Letter of Credit Issuer with respect to its participation in Letters of Credit as a result of the drawing under any Letter of Credit pursuant to Section 3.1(b).

     Section 3.2 Method of Borrowing.

          (a) In order to request any Borrowing under Section 3.1, Borrower shall hand deliver, telex or telecopy to Administrative Agent a duly completed Request for Borrowing (herein so called) prior to 11:00 a.m. (Chicago, Illinois time), (i) on the Borrowing Date specified for a proposed Base Rate Borrowing, and (ii) at least three (3) Eurodollar Business Days before the Borrowing Date of a proposed Eurodollar Borrowing. Each such Request for Borrowing shall be substantially in the form of Exhibit F attached hereto, and shall specify:

               (A) the Borrowing Date of such Borrowing, which shall be a Domestic Business Day in the case of a Base Rate Borrowing or a Eurodollar Business Day in the case of a Eurodollar Borrowing;

               (B) the aggregate amount of such Borrowing;

               (C) whether such Borrowing is to be a Base Rate Borrowing or a Eurodollar Borrowing; and

               (D) in the case of a Eurodollar Borrowing, the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

          (b) Upon receipt of a Request for Borrowing, Administrative Agent shall promptly notify each Bank of the contents thereof and the amount of the Borrowing to be loaned by such Bank pursuant thereto, and such Request for Borrowing shall not thereafter be revocable by Borrower.

          (c) Not later than 12:00 noon (Chicago, Illinois time) on the date of each Borrowing, each Bank shall make available its Commitment Percentage of such Borrowing, in Federal or other funds immediately available in Chicago, Illinois to Administrative Agent at its address set forth on Schedule 2.1 hereto. Unless Administrative Agent determines that any applicable condition specified in Section 7.2 has not been satisfied, Administrative Agent will make the funds so received from Banks available to Borrower at Administrative Agent's aforesaid address.

     Section 3.3 Method of Requesting Letters of Credit.

          (a) In order to request any Letter of Credit hereunder, Borrower shall hand deliver, telex or telecopy to Administrative Agent a duly completed Request for Letter of Credit (herein so called) prior to 12:00 noon (Chicago, Illinois time) at least three (3) Domestic Business Days before the date specified for issuance of such Letter of Credit. Each Request for Letter of Credit shall be substantially in the form of Exhibit G attached hereto, shall be accompanied by the applicable Letter of Credit Issuer's duly completed and executed letter of credit application and agreement and shall specify:

               (i) the requested date for issuance of such Letter of Credit;

               (ii) the terms of such requested Letter of Credit, including the name and address of the beneficiary, the stated amount, the expiration date and the conditions under which drafts under such Letter of Credit are to be available; and

               (iii) the purpose of such Letter of Credit.

          (b) Upon receipt of a Request for Letter of Credit, Administrative Agent shall promptly notify each Bank and the proposed Letter of Credit Issuer of the contents thereof, including the amount of the requested Letter of Credit, and such Request for Letter of Credit shall not thereafter be revocable by Borrower.

          (c) No later than 12:00 noon (Chicago, Illinois time) on the date each Letter of Credit is requested, unless Administrative Agent or the applicable Letter of Credit Issuer determines that any applicable condition precedent set forth in Section 7.2 hereof has not been satisfied,

     Administrative Agent or such other applicable Letter of Credit Issuer will issue and deliver such Letter of Credit pursuant to the instructions of Borrower.

          Section 3.4 Notes. Each Bank's Commitment Percentage of the Revolving Loan shall be evidenced by a single Note payable to the order of such Bank in an amount equal to such Bank's Commitment.

          Section 3.5 Interest Rates; Payments.

          (a) The principal amount of the Base Rate Loan outstanding from day to day shall bear interest at a rate per annum equal to the sum of (i) the Applicable Margin plus (ii) the applicable Base Rate in effect from day to day; provided that in no event shall the rate charged hereunder or under the Notes exceed the Maximum Lawful Rate. Interest on the Base Rate Loan shall be payable as it accrues on each Quarterly Date, and on the Termination Date.

          (b) The principal amount of each Eurodollar Loan outstanding from day to day shall bear interest for the Interest Period applicable thereto at a rate per annum equal to the sum of (i) the Applicable Margin plus (ii) the applicable Adjusted Eurodollar Rate; provided that in no event shall the rate charged hereunder or under the Notes exceed the Maximum Lawful Rate. Interest on any portion of the principal of each Eurodollar Loan subject to an Interest Period of one (1), two (2) or three (3) months shall be payable on the last day of the Interest Period applicable thereto. Interest on any portion of the principal of each Eurodollar Loan subject to an Interest Period of six (6), nine (9), or twelve (12) months shall be payable on the last day of the Interest Period applicable thereto and on each Quarterly Date.

          (c) So long as no Default or Event of Default shall be continuing, subject to the provisions of this Section 3.5, Borrower shall have the option of having all or any portion of the principal outstanding under the Revolving Loan be a Base Rate Loan or one (1) or more Eurodollar Loans, which shall bear interest at rates determined by reference to the Base Rate and the Adjusted Eurodollar Rate, respectively; provided, that each Eurodollar Loan shall be in a minimum amount of $2,000,000 and shall be in an amount which is an integral multiple of $500,000. Prior to the termination of each Interest Period with respect to each Eurodollar Loan, Borrower shall give written notice (a "Notice of Continuation or Conversion") in the form of Exhibit H attached hereto to Administrative Agent of the Type of Loan which shall be applicable to the principal of such Eurodollar Loan upon the expiration of such Interest Period. Such Notice of Continuation or Conversion shall be given to Administrative Agent at least one (1) Domestic Business Day, in the case of a Base Rate Loan selection and three (3) Eurodollar Business Days, in the case of a Eurodollar Loan selection, prior to the termination of the Interest Period then expiring. If Borrower shall specify a Eurodollar Loan, such Notice of Continuation or Conversion shall also specify the length of the succeeding Interest Period (subject to the provisions of the definition of such term) selected by Borrower. Each Notice of Continuation or Conversion shall be irrevocable and effective upon notification thereof to Administrative Agent. If the required Notice of Continuation or Conversion shall not have been timely received by Administrative Agent, Borrower shall be deemed to have elected that the principal of the Eurodollar Loan subject to the Interest Period then expiring be Converted to the Base Rate Loan upon the expiration of such Interest Period and Borrower will be deemed to have given Administrative Agent notice of such election. Subject to the limitations set forth in this Section 3.5(c) on the amount and number of

     Eurodollar Loans, Borrower shall have the right to Convert all or any part of the Base Rate Loan to a Eurodollar Loan by giving Administrative Agent a Notice of Continuation or Conversion of such election at least three (3) Eurodollar Business Days prior to the date on which Borrower elects to make such Conversion (a "Conversion Date"). The Conversion Date selected by Borrower shall be a Eurodollar Business Day. Notwithstanding anything in this Section 3.5 to the contrary, no portion of the principal of the Base Rate Loan may be Converted to a Eurodollar Loan and no Eurodollar Loan may be Continued as such when any Default or Event of Default has occurred and is continuing, but each such Eurodollar Loan shall be automatically Converted to the Base Rate Loan on the last day of each applicable Interest Period. Borrower shall not be permitted to have more than seven (7) Eurodollar Loans in effect at any time.

          (d) Notwithstanding anything to the contrary set forth in Section 3.5(a) or Section 3.5(b) above, after the occurrence of an Event of Default, interest shall accrue on the outstanding principal balance of the Revolving Loan, and to the extent permitted by Law, on the accrued but unpaid interest on the Revolving Loan and all other Obligations from the period from and including the occurrence of such Event of Default to but excluding the date the same is remedied at a rate per annum equal to the lesser of (i) the Default Rate, and (ii) the Maximum Lawful Rate.

          (e) Administrative Agent shall determine each interest rate applicable to the Revolving Loan in accordance with the terms hereof. Administrative Agent shall promptly notify Borrower and Banks by telex, telecopy or cable of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

          (f) Notwithstanding the foregoing, if at any time the rate of interest calculated with reference to the Base Rate or the Eurodollar Rate hereunder (the "contract rate") is limited to the Maximum Lawful Rate, any subsequent reductions in the contract rate shall not reduce the rate of interest on the Revolving Loan below the Maximum Lawful Rate until the total amount of interest accrued equals the amount of interest which would have accrued if the contract rate had at all times been in effect. In the event that at maturity (stated or by acceleration), or at final payment of any Note, the total amount of interest paid or accrued on such Note is less than the amount of interest which would have accrued if the contract rate had at all times been in effect with respect thereto, then at such time, to the extent permitted by law, Borrower shall pay to the holder of such Note an amount equal to the difference between (i) the lesser of the amount of interest which would have accrued if the contract rate had at all times been in effect and the amount of interest which would have accrued if the Maximum Lawful Rate had at all times been in effect, and (ii) the amount of interest actually paid on such Note.

          (g) Interest payable hereunder on each Eurodollar Loan shall be computed based on the number of actual days elapsed assuming that each calendar year consisted of 360 days. Interest payable hereunder on the Base Rate Loan shall be computed based on the actual number of days elapsed assuming that each calendar year consisted of 365 days (or 366 days in a leap year).

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     Section 3.6  Mandatory  Prepayments.  Upon the  occurrence of any Borrowing
Base Deficiency, Borrower shall make the mandatory prepayments of the Revolving Loan required by Section 5.4 hereof.

     Section 3.7 Voluntary Prepayments. Borrower may, subject to Section 14.5 and the other provisions of this Agreement, prepay the principal of the Revolving Loan in whole or in part. Any partial prepayment shall be in a minimum amount of $500,000 and shall be in an integral multiple of $100,000.

     Section 3.8 Voluntary Reduction of Commitments. Borrower may, by notice to Administrative Agent five (5) Domestic Business Days prior to the effective date of any such reduction, reduce the Total Commitment (and thereby reduce the Commitment of each Bank ratably) in amounts not less than $5,000,000 and in an amount which is an integral multiple of $1,000,000. On the effective date of any such reduction, Borrower shall, to the extent required as a result of such reduction, make a principal payment on the Revolving Loan in an amount sufficient to cause the principal balance of the Revolving Loan then outstanding to be equal to or less than the Total Commitment as thereby reduced. Notwithstanding the foregoing, Borrower shall not be permitted to voluntarily reduce the Total Commitment to an amount less than the aggregate Letter of Credit Exposure of all Banks.

     Section 3.9 Termination of Commitments; Final Maturity of Revolving Loan. The Total Commitment (and the Commitment of each Bank) shall terminate, and the entire outstanding principal balance of the Revolving Loan, all interest accrued thereon, all accrued but unpaid fees hereunder and all other outstanding Obligations shall be due and payable in full on the Termination Date.

     Section 3.10 Application of Payments. Each repayment pursuant to Section 3.6, Section 3.7, Section 3.8, Section 3.9 and Section 5.4 shall be made together with accrued interest on the amount repaid to the date of payment, and shall be applied in accordance with Section 4.2 and the other provisions of this Agreement. Section

     3.11 Commitment Fee. On the Termination Date, on each Quarterly Date prior to the Termination Date, and, in the event the Commitments are terminated in their entirety prior to the Termination Date, on the date of such termination, Borrower shall pay to Administrative Agent, for the ratable benefit of each Bank based on each Bank's Commitment Percentage, a commitment fee equal to the Commitment Fee Percentage in effect from day to day (applied on a per annum basis and computed on the basis of actual days elapsed and as if each calendar year consisted of 365 days (or 366 days in a leap year)) of the average daily Availability for the Fiscal Quarter (or portion thereof) ending on the date such payment is due.

     Section 3.12 Agency and other Fees. Borrower shall pay to Administrative Agent and its Affiliates such other fees and amounts as Borrower shall be required to pay to Administrative Agent and its Affiliates from time to time pursuant to any separate agreement between Borrower and Administrative Agent or such Affiliates. Such fees and other amounts shall be retained by Administrative Agent and its Affiliates, and no Bank (other than Bank One) shall have any

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

interest   therein.   Administrative   Agent  may  disburse  any  fees  paid  to
Administrative Agent and its Affiliates pursuant to this Section 3.12 in any manner Administrative Agent desires in its sole discretion.

                                   Article IV
                               GENERAL PROVISIONS

     Section 4.1 Delivery and Endorsement of Notes. On the Closing Date, Administrative Agent shall deliver to each Bank the Note payable to such Bank. Each Bank may endorse (and prior to any transfer of its Note shall endorse) on the schedules attached and forming a part thereof appropriate notations to evidence the date and amount of its Commitment Percentage of each Borrowing, the Interest Period applicable thereto, and the date and amount of each payment of principal made by Borrower with respect thereto; provided that the failure by any Bank to so endorse its Note shall not affect the liability of Borrower for the repayment of all amounts outstanding under such Note together with interest thereon. Each Bank is hereby irrevocably authorized by Borrower to endorse its Note and to attach to and make a part of any such Note a continuation of any such schedule as required.

     Section 4.2 General Provisions as to Payments.

          (a) Borrower shall make each payment of principal of, and interest on, the Revolving Loan, and all fees payable hereunder shall be paid, not later than 12:00 noon (Chicago, Illinois time) on the date when due, in Federal or other funds immediately available in Chicago, Illinois, to Administrative Agent at its address set forth on Schedule 2.1 hereto, without defense, set-off, deduction or counterclaim. Administrative Agent will promptly (and if such payment is received by Administrative Agent by 10:00 a.m. (Chicago, Illinois time), and otherwise if reasonably possible, on the same Domestic Business Day) distribute to each Bank its Commitment Percentage of each such payment received by Administrative Agent for the account of Banks. Whenever any payment of principal of, or interest on, the Base Rate Loan or of fees shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of, or interest on, any portion of any Eurodollar Loan shall be due on a day which is not a Eurodollar Business Day, the date for payment thereof shall be extended to the next succeeding Eurodollar Business Day (subject to the provisions of the definition of Interest Period). If the date for any payment of principal is extended by operation of Law or otherwise, interest thereon shall be payable for such extended time. Borrower hereby authorizes Administrative Agent to charge from time to time against Borrower's accounts with Administrative Agent any amount then due.

          (b) Prior to the occurrence of an Event of Default, all principal payments received by Banks with respect to the Revolving Loan shall be applied first to Eurodollar Loans outstanding with Interest Periods ending on the date of such payment, then to the Base Rate Loan, and then to Eurodollar Loans next maturing until such principal payment is fully applied.

          (c) After the occurrence of an Event of Default, all amounts collected or received by Administrative Agent or any Bank shall be applied first to the payment of all proper costs incurred by Administrative Agent in connection with the collection thereof (including reasonable expenses and

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

     disbursements of Administrative Agent), second to the payment of all proper costs incurred by Banks in connection with the collection thereof (including reasonable expenses and disbursements of Banks), third to the reimbursement of any advances made by Banks to effect performance of any unperformed covenants of any Credit Party under any of the Loan Papers, fourth to the payment of any unpaid fees required pursuant to Section 3.11, fifth to the payment of any unpaid fees required pursuant to Section 3.1(b) and Section 3.10, sixth, to the payment of all accrued but unpaid interest, seventh, to the payment to each Bank of its Commitment Percentage of the outstanding principal of the Revolving Loan and to satisfy all obligations and liabilities then due under Hedge Agreements, such payments to be made pro rata to each Bank owed such Obligations in proportion to all such payments owed to all Banks in respect of such Obligations, and eighth, to establish the deposits required in Section 3.1(b). All payments received by a Bank after the occurrence of an Event of Default for application to the principal of the Revolving Loan shall be applied by such Bank in the manner provided in Section 4.2(b).

                                   Article V
                                 BORROWING BASE

     Section 5.1 Reserve Report; Proposed Borrowing Base and Conforming Borrowing Base. The aggregate amount of credit available to Borrower under this Agreement shall be limited by a Borrowing Base (herein so called) which shall be determined by Banks at the times and in accordance with the standards and procedures set forth in this Article V. As soon as available and in any event by February 28 and August 31 of each year commencing February 28, 2004, Borrower shall deliver to Administrative Agent and each Bank a Reserve Report prepared as of the immediately preceding December 31 and June 30 respectively. Simultaneously with the delivery to Administrative Agent and each Bank of each Reserve Report, Borrower shall notify Administrative Agent and each Bank of the amount of the Borrowing Base which Borrower requests become effective on the next Redetermination Date (or such date promptly following such Redetermination Date as Required Banks shall elect). Banks may, in their sole discretion, establish a Borrowing Base which is higher than the Borrowing Base that would otherwise be in effect if Banks determined the Borrowing Base based on each Bank's application of the credit standards and other criteria customarily applied by such Bank in the determination of credit limitations for companies similar to Borrower ("Conforming Credit Criteria"). At the time of each Redetermination, Banks shall also determine what the Borrowing Base would be if they applied Conforming Credit Criteria (the "Conforming Borrowing Base"). If Banks do not determine a Conforming Borrowing Base, the Borrowing Base as redetermined shall also be the Conforming Borrowing Base for purposes of this Agreement.

     Section 5.2 Scheduled Redeterminations of the Borrowing Base and the Conforming Borrowing Base; Procedures and Standards. Based in part on the Reserve Reports made available to Banks pursuant to Section 5.1, Banks shall redetermine the Borrowing Base and the Conforming Borrowing Base on or prior to the next Redetermination Date (or such date promptly thereafter as reasonably possible based on the engineering and other information available to Banks). Any Borrowing Base or Conforming Borrowing Base which becomes effective as a result of any Redetermination of the Borrowing Base or Conforming Borrowing Base shall be subject to the following restrictions: (a) such Borrowing Base or Conforming

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

Borrowing Base shall not exceed the Borrowing Base requested by Borrower pursuant to Section 5.1 or Section 5.3 (as applicable), (b) such Borrowing Base or Conforming Borrowing Base shall not exceed the Total Commitment then in effect, (c) to the extent such Borrowing Base or Conforming Borrowing Base represents an increase from the Borrowing Base or the Conforming Borrowing Base (as applicable) in effect prior to such Redetermination, such Borrowing Base or Conforming Borrowing Base shall be approved by all Banks, and (d) to the extent such Borrowing Base or Conforming Borrowing Base represents a decrease in the Borrowing Base or the Conforming Borrowing Base (as applicable) in effect prior to such Redetermination, or a reaffirmation of such prior Borrowing Base or Conforming Borrowing Base, such Borrowing Base or Conforming Borrowing Base shall be approved by Required Banks. Each Redetermination shall be made by Banks in their sole discretion. Without limiting such discretion, Parent and Borrower acknowledge and agree that Banks (i) may make such assumptions regarding appropriate existing and projected pricing for Hydrocarbons as they deem appropriate in their sole discretion, (ii) may make such assumptions regarding projected rates and quantities of future production of Hydrocarbons from the Mineral Interests owned by Borrower as they deem appropriate in their sole discretion, (iii) may consider the projected cash requirements of the Credit Parties, (iv) are not required to consider any asset other than Proved Mineral Interests owned by Borrower which are subject to first and prior Liens in favor of Administrative Agent for the ratable benefit of Banks to the extent required by Section 6.1 hereof, and (v) may make such other assumptions, considerations and exclusions as Banks deem appropriate in the exercise of their sole discretion. It is further acknowledged and agreed that each Bank may consider such other credit factors as it deems appropriate in the exercise of its sole discretion and shall have no obligation in connection with any Redetermination to approve any increase from the Borrowing Base or the Conforming Borrowing Base in effect prior to such Redetermination. The Conforming Borrowing Base shall also be determined by Banks in their sole discretion, and in determining the amount of the Conforming Borrowing Base, each Bank may make the assumptions and consider the factors and criteria set forth in subclauses (a) through (d) and
(i) through (v) above; provided, that each Bank shall apply Conforming Credit Criteria. Promptly following any Redetermination of the Borrowing Base and the Conforming Borrowing Base, Administrative Agent shall notify Borrower of the amount of the Borrowing Base and the Conforming Borrowing Base as redetermined, which Borrowing Base and Conforming Borrowing Base shall be effective as of the date specified in such notice, and shall remain in effect for all purposes of this Agreement until the next Redetermination.

     Section 5.3 Special Redetermination.

          (a) In addition to Scheduled Redeterminations, Borrower and Required Banks shall each be permitted to request a Special Redetermination of the Borrowing Base and the Conforming Borrowing Base once in each Fiscal Year. Any request by Required Banks pursuant to this Section 5.3(a) shall be submitted to Administrative Agent and Borrower. Any request by Borrower pursuant to this Section 5.3(a) shall be submitted to Administrative Agent and each Bank and at the time of such request Borrower shall (i) deliver to Administrative Agent and each Bank a Reserve Report, and (ii) also notify Administrative Agent and each Bank of the Borrowing Base requested by Borrower in connection with such Special Redetermination.

          (b) Any Special Redetermination shall be made by Banks in accordance with the procedures and standards set forth in Section 5.2; provided, that,

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

     no Reserve Report will be required to be delivered to Administrative Agent and Banks in connection with any Special Redetermination requested by Required Banks pursuant to Section 5.3(a) above.

     Section 5.4 Borrowing Base Deficiency. To the extent a Borrowing Base Deficiency exists after giving effect to any Redetermination, Borrower shall be obligated to eliminate such Borrowing Base Deficiency over a period not to exceed six (6) months from the effective date of such Redetermination by making six (6) mandatory, equal, consecutive, monthly payments of principal on the Revolving Loan, each of which shall be in the amount of one sixth (1/6th) of such Borrowing Base Deficiency, or in the event that the remaining principal outstanding under the Revolving Loan is less than the Borrowing Base Deficiency, then in the amount of one sixth (1/6th) of the remaining principal outstanding under the Revolving Loan. The first of such six (6) payments shall be due on the thirtieth (30th) day following the effective date of each such Redetermination and each subsequent payment shall be due on the same day of each month thereafter (or if there is no corresponding day of any subsequent month, then on the last day of such month) (each such date is referred to herein as a "borrowing base deficiency payment date"). If a Borrowing Base Deficiency cannot be eliminated pursuant to this Section 5.4 by prepayment of the Revolving Loan in full (as a result of outstanding Letter of Credit Exposure), on each borrowing base deficiency payment date, Borrower shall also deposit cash with Administrative Agent, to be held by Administrative Agent to secure outstanding Letter of Credit Exposure in the manner contemplated by Section 3.1(b), an amount at least equal to one sixth (1/6th) of the balance of such Borrowing Base Deficiency (i.e., one-sixth of the difference between the Borrowing Base Deficiency and the remaining outstanding principal under the Revolving Loan on the effective date of such Redetermination).

     Section 5.5 Initial Borrowing Base and Initial Conforming Borrowing Base. Notwithstanding anything to the contrary contained herein, the Borrowing Base and the Conforming Borrowing Base in effect during the period commencing on the Closing Date and ending on the effective date of the first Redetermination after the Closing Date shall be the Initial Borrowing Base and the Initial Conforming Borrowing Base, respectively.

                                   Article VI
                            COLLATERAL AND GUARANTEES

     Section 6.1 Security.

          (a) The Obligations shall be secured by first and prior Liens (subject only to Permitted Encumbrances) covering and encumbering (i) one hundred percent (100%) of all Borrowing Base Properties, and prior to any Distributions being permitted to be made to any Restricted Subsidiary pursuant to the terms of Section 10.2(b) and/or the definition of "Permitted Investments," all of the issued and outstanding Equity owned by Parent, Borrower and each Restricted Subsidiary of Borrower and each such Restricted Subsidiary. On the Closing Date, the Credit Parties (as applicable) shall deliver to Administrative Agent for the ratable benefit of each Bank, the Mortgages and Amendments to Mortgages in form and substance acceptable to Administrative Agent and duly executed by each such Credit Party (as applicable), together with such other assignments, conveyances, amendments, agreements and other writings, including, without limitation, UCC-1 and UCC-3 financing statements (each duly authorized and executed, as applicable) as Administrative Agent shall deem necessary or appropriate to grant, evidence and perfect first and prior Liens in all Borrowing Base Properties and other interests of any Credit Party required by this Section 6.1(a). Parent and Borrower hereby authorize Administrative Agent, and its agents, successors and assigns, to file any and all necessary financing statements under the Uniform Commercial Code, assignments or continuation statements as necessary from time to time (in Administrative Agent's discretion) to perfect (or continue perfection of) the Liens granted pursuant to the Loan Papers.

          (b) On or before each Redetermination Date after the Closing Date and at such other times as Administrative Agent or Required Banks shall request, Parent, Borrower and each Restricted Subsidiary shall execute and deliver to Administrative Agent, for the ratable benefit of each Bank, Mortgages in form and substance acceptable to Administrative Agent and duly executed by Parent, Borrower and any such Restricted Subsidiary (as applicable) together with such other assignments, conveyances, amendments, agreements and other writings, including, without limitation, UCC-1 financing statements (each duly authorized and executed) as Administrative Agent shall deem necessary or appropriate to grant, evidence and perfect the Liens required by Section 6.1(a) preceding with respect to Borrowing Base Properties acquired by Parent, Borrower and each Restricted Subsidiary subsequent to the last date on which Parent, Borrower or any such Restricted Subsidiary was required to execute and deliver Mortgages pursuant to this Section 6.1(b), or which, for any other reason are not the subject of valid, enforceable, perfected first priority Liens (subject only to Permitted Encumbrances) in favor of Administrative Agent for the ratable benefit of Banks.

          (c) At any time Parent, Borrower or any of their Subsidiaries are required to execute and deliver Mortgages and/or Amendments to Mortgages to Administrative Agent pursuant to this Section 6.1, Borrower shall also deliver to Administrative Agent such opinions of counsel (including, if so requested, title opinions, and in each case addressed to Administrative Agent) and other evidence of title as Administrative Agent shall deem necessary or appropriate to verify (i) Parent's, Borrower's or such Subsidiary's title to the Required Reserve Value of the Proved Mineral Interests which are subject to such Mortgages, and (ii) the validity, perfection and priority of the Liens created by such Mortgages (as amended by the Amendments to Mortgages, as applicable) and such other matters regarding such Mortgages as Administrative Agent shall reasonably request.

          (d) To the extent required or contemplated by the terms of Section 6.1(a)(ii), Section 10.2 and the definition of "Permitted Investments," and, as applicable, upon the consummation of the Post-Closing Transactions, Parent, Operating, Borrower or any Indirect Subsidiary (as applicable) shall execute and deliver to Administrative Agent a Parent Pledge Agreement or a Subsidiary Pledge Agreement (as applicable) together with (i) all certificates (or other evidence acceptable to Administrative Agent) evidencing the issued and outstanding Equity of Operating, Borrower and any such Restricted Subsidiary of every class owned by Parent or such Indirect Subsidiary (as applicable) which shall be duly endorsed or accompanied by stock powers executed in blank (as applicable), and (ii) such UCC-1 financing statements as Administrative Agent shall deem necessary or appropriate to grant, evidence and perfect the Liens required by Section 6.1(a)(ii) and Section 10.2 in the issued and outstanding Equity of Operating, Borrower and each such Restricted Subsidiary.

     Section 6.2 Guarantees. Payment and performance of the Obligations shall be fully guaranteed by Parent and, prior to any Distributions being permitted to be made to any Restricted Subsidiary pursuant to the terms of Section 10.2(b), and, as applicable, upon the consummation of the Post-Closing Transactions, each Restricted Subsidiary pursuant to a Facility Guaranty, and Parent and Borrower shall cause any such applicable Restricted Subsidiary to execute and deliver to Administrative Agent such Facility Guaranty.

                                  Article VII
                              CONDITIONS PRECEDENT

     Section 7.1 Conditions to Amendment and Restatement and Initial Borrowing and Participation in Letter of Credit Exposure. The amendment and restatement of the Existing Credit Agreement on the terms set forth herein, and the obligation of each Bank to loan its Commitment Percentage of the initial Borrowing hereunder and the obligation of Administrative Agent to issue (or cause another Bank to issue) any Letter of Credit issued hereunder is subject to the satisfaction of each of the following conditions:

          (a) Closing Deliveries. Administrative Agent shall have received each of the following documents, instruments and agreements, each of which shall be in form and substance and executed in such counterparts as shall be acceptable to Administrative Agent and each Bank and each of which shall, unless otherwise indicated, be dated the Closing Date:

               (i) a Note payable to the order of each Bank, each in the amount of such Bank's Commitment, duly executed by Borrower;

               (ii) the Mortgages and Amendments to Mortgages to be executed on the Closing Date pursuant to Section 6.1(a), duly executed and delivered by each Credit Party (as applicable), together with certified copies (in such number as Administrative Agent shall request) of the Borrower Merger Certificate, and such other assignments, conveyances, amendments, agreements and other writings, including, without limitation, UCC-1 and UCC-3 financing statements, in form and substance satisfactory to Administrative Agent, creating first and prior Liens in all Borrowing Base Properties;

               (iii) a Parent Pledge Agreement duly executed and delivered by Parent, together with (A) all certificates (or other evidence acceptable to Administrative Agent) evidencing one hundred percent (100%) of the issued and outstanding Equity of Operating, Offshore and DG&M of every class, which certificates shall be duly endorsed or accompanied by appropriate stock powers (as applicable) executed in blank, and (B) such other agreements and writings, including, without limitation, UCC-1 financing statements, in form and substance satisfactory to Administrative Agent;

               (iv) a Subsidiary Pledge Agreement duly executed and delivered by Operating, together with (A) all certificates (or other evidence acceptable to Administrative Agent) evidencing one hundred percent (100%) of the issued and outstanding Equity of Borrower, Marine and TRF of every class, which certificates shall be duly endorsed or accompanied by appropriate stock powers (as applicable) executed in blank, and (B) such other agreements and writings, including, without limitation, UCC-1 financing statements, in form and substance satisfactory to Administrative Agent;

               (v) Facility Guarantees duly executed and delivered by Parent and each Restricted Subsidiary;

               (vi) such financing statements (including, without limitation, the financing statements referenced in subclause (ii) above) in form and substance acceptable to Administrative Agent and executed by each Credit Party (as applicable) as Administrative Agent shall specify to fully evidence and perfect all Liens contemplated by the Loan Papers, all of which shall be filed of record in such jurisdictions as Administrative Agent shall require in its sole discretion;

               (vii) a copy of the articles or certificate of incorporation, certificate of organization, or comparable charter documents, and all amendments thereto, of each Credit Party (after giving effect to the Restructuring Transactions) accompanied by a certificate that such copy is true, correct and complete, and dated within ten (10) days of the Closing Date (or within such other period as acceptable to Administrative Agent), issued by the appropriate Governmental Authority of the jurisdiction of incorporation of each such Credit Party, and accompanied by a certificate of the Secretary or comparable Authorized Officer of each such Credit Party that such copy is true, correct and complete on the Closing Date;

               (viii) a copy of the bylaws, regulations or comparable charter documents, and all amendments thereto, of each Credit Party (after giving effect to the Restructuring Transactions) accompanied by a certificate of the Secretary or comparable Authorized Officer of each such Credit Party that such copy is true, correct and complete as of Closing Date;

               (ix) certain certificates and other documents issued by the appropriate Governmental Authorities of such jurisdictions as Administrative Agent has requested (or such other evidence satisfactory to Administrative Agent) relating to the existence of each Credit Party and to the effect that each such Credit Party is in good standing with respect to the payment of franchise and similar Taxes and is duly qualified to transact business in such jurisdictions (in each case after giving effect to the Restructuring Transactions);

               (x) a certificate of incumbency of all officers of each Credit Party who will be authorized to execute or attest to any Loan Paper, dated the Closing Date, executed by the Secretary or comparable Authorized Officer of each such Credit Party;

               (xi) copies of resolutions or comparable authorizations approving the Closing Transactions, Closing Documents and Loan Papers, and authorizing the transactions contemplated by this Agreement, the other Loan Papers and the Closing Documents, duly adopted by the Board of Directors (or comparable authority) of each Credit Party accompanied by certificates of the Secretary or comparable officer of each such Credit Party that such copies are true and correct copies of resolutions duly adopted at a meeting of or (if permitted by applicable Law and, if required by such Law, by the bylaws or comparable charter documents of each such Credit Party, as applicable) by the unanimous written consent of the Board of Directors (or comparable authority) of each such Credit Party, as applicable, and that such resolutions constitute all the resolutions adopted with respect to such transactions, have not been amended, modified, or revoked in any respect, and are in full force and effect as of the Closing Date;

               (xii) an opinion of Jenkens & Gilchrist, P.C., special counsel for the Credit Parties dated the Closing Date, favorably opining as to the enforceability of each of the Loan Papers and otherwise in form and substance satisfactory to Administrative Agent and Banks;

               (xiii) an opinion of Casten & Pearce, special Louisiana counsel for Administrative Agent dated the Closing Date, favorably opining as to the enforceability of the Existing Mortgages (as amended by the Amendments to Mortgages), the Mortgages and the Amendments to Mortgages in Louisiana and otherwise in form and substance satisfactory to Administrative Agent and Banks;

               (xiv) an opinion of Young, Williams, Henderson & Fuselier, P.A., special Mississippi counsel for Administrative Agent dated the Closing Date, favorably opining as to the enforceability of the Existing Mortgages (as amended by the Amendments to Mortgages), the Mortgages and the Amendments to Mortgages in Mississippi and otherwise in form and substance satisfactory to Administrative Agent and Banks;

               (xv) a certificate signed by an Authorized Officer of Borrower stating that (A) the representations and warranties contained in this Agreement and the other Loan Papers are true and correct in all respects, (B) no Default or Event of Default has occurred and is continuing, and (C) all conditions set forth in this Section 7.1 and
          Section 7.2 have been satisfied;

               (xvi)  a  Certificate  of  Ownership   Interests   signed  by  an
          Authorized Officer of Borrower (after giving effect to the Closing Transactions) in the form of Exhibit I attached hereto;

               (xvii) certificates from Borrower's insurance broker setting forth the insurance maintained by Borrower, stating that such insurance is in full force and effect, that all premiums due have been paid and stating that such insurance is adequate and complies with the requirements of Section 9.6; and

               (xviii) a copy of each Closing Document and all other material documents, instruments and agreements executed and/or delivered by any Credit Party in connection with the Closing Transactions, together with a certificate from an Authorized Officer of Borrower certifying that such copies are accurate and complete and represent the complete understanding and agreement of the parties with respect to the subject matter thereof.

          (b) Closing Transactions. Subject only to the disbursement and application of the initial Borrowing, the Closing Transactions shall have occurred (or Administrative Agent shall be satisfied that such transactions will occur simultaneously with the Closing Date).

          (c) No Material Adverse Change. In the sole discretion of each Bank, no Material Adverse Change shall have occurred.

          (d) No Legal Prohibition. The transactions contemplated by this Agreement shall be permitted by applicable Law and regulation and shall not subject any Agent or any Bank to any material adverse change in its assets, liabilities, financial condition, operations or prospects or subject any Credit Party to a Material Adverse Change.

          (e) No Litigation. No litigation, arbitration or similar proceeding shall be pending or threatened which calls into question the validity or enforceability of this Agreement, the other Loan Papers or the transactions contemplated hereby or thereby.

          (f) Closing Fees. Borrower shall have paid to Administrative Agent for the ratable benefit of each Bank, and shall have paid to Administrative Agent and its Affiliates (for its own account), the fees to be paid on the Closing Date pursuant to Section 3.12.

          (g) Organizational Structure. Each Bank shall be satisfied in its sole judgment with the organizational, capital, legal and management structure and tax liabilities of each Credit Party both before and after giving effect to the Restructuring Transactions.

          (h) Other Matters. All matters related to this Agreement, the other Loan Papers, the Credit Parties, the Closing Documents and the Closing Transactions shall be acceptable to each Bank in its sole discretion, and each Credit Party shall have delivered to Administrative Agent and each Bank such evidence as they shall request to substantiate any matters related to this Agreement, the other Loan Papers, the Credit Parties, the Closing Documents and the Closing Transactions as Administrative Agent or any Bank shall request.

          Upon satisfaction of each of the conditions set forth in this Section 7.1, Parent, Borrower and Administrative Agent shall execute the Certificate of Effectiveness. Upon the execution and delivery of the
     Certificate of Effectiveness, the Existing Credit Agreement shall automatically and completely be amended and restated on the terms set forth herein without necessity of any other action on the part of any Bank, any Agent, Parent or Borrower. Until execution and delivery of the Certificate of Effectiveness, the Existing Credit Agreement shall remain in full force and effect in accordance with its terms. Each Bank hereby authorizes
     Administrative Agent to execute the Certificate of Effectiveness on its behalf and acknowledges and agrees that the execution of the Certificate of Effectiveness by Administrative Agent shall be binding on each such Bank.

     Section 7.2 Conditions to Each Borrowing and each Letter of Credit. The obligation of each Bank to loan its Commitment Percentage of each Borrowing and the obligation of any Letter of Credit Issuer to issue, extend, amend or renew any Letter of Credit on the date such Letter of Credit is to be issued, extended, amended or renewed is subject to the further satisfaction of the following conditions:

          (a) timely receipt by Administrative Agent of a Request for Borrowing or a Request for Letter of Credit (as applicable);

          (b) immediately before and after giving effect to such Borrowing or issuance of such Letter of Credit, no Default or Event of Default shall have occurred and be continuing and the funding of such Borrowing or the issuance of the requested Letter of Credit (as applicable) shall not cause a Default or Event of Default;

          (c) the representations and warranties of each Credit Party contained in this Agreement and the other Loan Papers shall be true and correct on and as of the date of such Borrowing or issuance of such Letter of Credit (as applicable);

          (d)  the  amount  of the  requested  Borrowing  or the  amount  of the
     requested   Letter  of  Credit  (as   applicable)   shall  not  exceed  the
     Availability;

          (e) no Material Adverse Change shall have occurred; and

          (f) the funding of such Borrowing or the issuance of such Letter of Credit (as applicable) shall be permitted by applicable Law.

          The funding of each Borrowing and the issuance of each Letter of Credit hereunder shall be deemed to be a representation and warranty by Borrower on the date of such Borrowing and the date of issuance of each Letter of Credit as to the facts specified in Section 7.2(b) through
     Section 7.2(e).

     Section 7.3 Agreements Regarding Initial Borrowing. Parent, Borrower, Administrative Agent and each Bank acknowledge that all the proceeds of the initial Borrowing to be made on the Closing Date are to be applied to refinance in full all Obligations outstanding under and as defined in the Existing Credit Agreement (the "Refinancing Borrowing"). Administrative Agent and each Bank hereby waive the requirements of Section 3.2(a) and Section 7.2(a) with respect to the Refinancing Borrowing to the extent, but only to the extent, such Sections require the delivery of a Request for Borrowing as a condition precedent to the obligation of each Bank to loan its Commitment Percentage of each Borrowing. Each Bank, Administrative Agent, Parent and Borrower further acknowledge and agree that, notwithstanding the contrary provisions of Section 3.2(c), each Bank shall only be required to fund as part of such Refinancing Borrowing the remainder, if any (and as applicable), of (a) its Commitment Percentage of such Refinancing Borrowing, minus (b) the amount it is to receive as a result of the application of the proceeds of the Refinancing Borrowing to refinance all obligations outstanding under and as defined in the Existing Credit Agreement.

     Section 7.4 Materiality of Conditions. Each condition precedent herein is material to the transactions contemplated herein, and time is of the essence in respect of each thereof.

                                  Article VIII
                         REPRESENTATIONS AND WARRANTIES

     Parent and Borrower jointly and severally represent and warrant to Administrative Agent and each Bank that each of the following statements is true and correct on the date hereof (and after giving effect to the Closing Transactions), and will be true and correct on the occasion of each Borrowing, the issuance of each Letter of Credit and the consummation of the Post-Closing Transactions (except to the extent such representations and warranties are expressly made as of a particular date, in which event such representations and warranties shall be true and correct as of such date):

     Section 8.1 Corporate Existence and Power. Each Credit Party (a) is a corporation, partnership or limited liability company duly incorporated or organized (as applicable), validly existing and in good standing under the Laws of its jurisdiction of incorporation or organization, (b) has all corporate, partnership or limited liability company power (as applicable) and all material governmental licenses, authorizations, consents and approvals required to carry on its businesses as now conducted and as proposed to be conducted, and (c) is duly qualified to transact business as a foreign corporation, partnership or limited liability company (as applicable) in each jurisdiction where a failure to be so qualified could have a Material Adverse Effect.

     Section 8.2 Credit Party and Governmental Authorization; Contravention. The execution, delivery and performance of this Agreement and the other Loan Papers by each Credit Party (to the extent each Credit Party is a party to this Agreement and such Loan Papers) are within such Credit Party's corporate, partnership or limited liability company powers (as applicable), when executed will be duly authorized by all necessary corporate, partnership or limited liability company action (as applicable), require no action by or in respect of, or filing with, any Governmental Authority (including, without limitation, Bond Issuer) and do not contravene, or constitute a default under, any provision of applicable Law (including, without limitation, the Margin Regulations) or of the articles or certificate of incorporation, bylaws, regulations, partnership agreement or comparable charter documents of any Credit Party or of any agreement, judgment, injunction, order, decree or other instrument (including, without limitation, the Bond Documents) binding upon any Credit Party or result in the creation or imposition of any Lien on any asset of any Credit Party other than the Liens securing the Obligations.

     Section 8.3 Binding Effect. This Agreement constitutes a valid and binding agreement of Parent and Borrower; the other Loan Papers when executed and delivered in accordance with this Agreement, will constitute valid and binding obligations of each Credit Party executing the same; and each Loan Paper is, or when executed and delivered, will be, enforceable against each Credit Party which executes the same in accordance with its terms except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar Laws affecting creditors rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general applicability.

     Section 8.4 Financial Information

          (a) The Current Financials fairly present, in conformity with GAAP, the consolidated financial position of Former Borrower and its consolidated results of operations and cash flows as of the dates and for the periods covered thereby.

          (b) The most recent annual audited consolidated balance sheet of Parent and the related consolidated statements of operations and cash flows for the Fiscal Year then ended, copies of which have been delivered to each Bank, fairly present, in conformity with GAAP, the consolidated financial position of Parent as of the end of such Fiscal Year and its consolidated results of operations and cash flows for such Fiscal Year.

          (c) The most recent quarterly unaudited consolidated balance sheet of Parent delivered to Banks, and the related unaudited consolidated statements of operations and cash flows for the portion of Parent's Fiscal Year then ended, fairly present, in conformity with GAAP applied on a basis consistent with the financial statements referred to in Section 8.4(a), the consolidated financial position of Parent as of such date and its consolidated results of operations and cash flows for such portion of Parent's Fiscal Year.

          (d) Except as disclosed in writing to Banks prior to the execution and delivery of this Agreement, since the date of Former Borrower's most recent annual and quarterly consolidated balance sheet and consolidated statements of operations and cash flow delivered to Banks, there has been no material adverse change in the assets, liabilities, financial position, results of operations or prospects of any Credit Party.

     Section 8.5 Litigation. Except for matters disclosed on Schedule 8.5 attached hereto, there is no action, suit or proceeding pending against, or to the knowledge of any Credit Party, threatened against or affecting any Credit Party before any Governmental Authority in which there is a reasonable possibility of an adverse decision which could have a Material Adverse Effect or which could in any manner draw into question the validity of the Loan Papers.

     Section 8.6 ERISA. No Credit Party nor any ERISA Affiliate of any Credit Party maintains or has ever maintained or been obligated to contribute to any Plan covered by Title IV of ERISA or subject to the funding requirements of section 412 of the Code or section 302 of ERISA. Each Plan maintained by any Credit Party or any ERISA Affiliate of any Credit Party is in compliance in all material respects with all applicable Laws. Except in such instances where an omission or failure would not have a Material Adverse Effect, (a) all returns, reports and notices required to be filed with any regulatory agency with respect to any Plan have been filed timely, and (b) no Credit Party nor any ERISA Affiliate of any Credit Party has failed to make any contribution or pay any amount due or owing as required by the terms of any Plan. There are no pending or, to the best of Parent's or Borrower's knowledge, threatened claims, lawsuits, investigations or actions (other than routine claims for benefits in the ordinary course) asserted or instituted against, and no Credit Party nor any ERISA Affiliate of any Credit Party has knowledge of any threatened litigation or claims against, the assets of any Plan or its related trust or against any fiduciary of a Plan with respect to the operation of such Plan that are likely to result in liability of any Credit Party having a Material Adverse Effect.

Except in such instances where an omission or failure would not have a Material Adverse Effect, each Plan that is intended to be "qualified" within the meaning of section 401(a) of the Code is, and has been during the period from its adoption to date, so qualified, both as to form and operation and all necessary governmental approvals, including a favorable determination as to the qualification under the Code of such Plan and each amendment thereto, have been or will be timely obtained. No Credit Party nor any ERISA Affiliate of any Credit Party has engaged in any prohibited transactions, within the meaning of section 406 of ERISA or section 4975 of the Code, in connection with any Plan which would result in liability of any Credit Party having a Material Adverse Effect. No Credit Party nor any ERISA Affiliate of any Credit Party maintains or contributes to any Plan that provides a post-employment health benefit, other than a benefit required under section 601 of ERISA, or maintains or contributes to a Plan that provides health benefits that is not fully funded except where the failure to fully fund such Plan would not have a Material Adverse Effect. No Credit Party nor any ERISA Affiliate of any Credit Party maintains, has established or has ever participated in a multiple employer welfare benefit arrangement within the meaning of section 3(40)(A) of ERISA.

     Section 8.7 Taxes and Filing of Tax Returns. Each Credit Party has filed all tax returns required to have been filed and has paid all Taxes shown to be due and payable on such returns, including interest and penalties, and all other Taxes which are payable by such party, to the extent the same have become due and payable, other than Taxes with respect to which a failure to pay would not have a Material Adverse Effect. No Credit Party knows of any proposed material Tax assessment against it and all Tax liabilities of each Credit Party are adequately provided for. Except as disclosed in writing to Banks prior to the date hereof, no income tax liability in excess of $50,000 of any Credit Party has been asserted by the Internal Revenue Service or other Governmental Authority for Taxes in excess of those already paid.

     Section 8.8 Ownership of Properties Generally. Each Credit Party has good and valid fee simple or leasehold title to all material properties and assets purported to be owned by it, including, without limitation, all assets reflected in the balance sheets referred to in Section 8.4(a), Section 8.4(b) and Section 8.4(c) and all assets which are used by the Credit Parties in the operation of their respective businesses, and none of such properties or assets is subject to any Lien other than Permitted Encumbrances.

     Section 8.9 Mineral Interests. Each Credit Party (as applicable) has good and defensible title to all Mineral Interests described in the Reserve Report, including, without limitation, all Borrowing Base Properties, free and clear of all Liens except Permitted Encumbrances and Immaterial Title Deficiencies. With the exception of Immaterial Title Deficiencies, all such Mineral Interests are valid, subsisting, and in full force and effect, and all rentals, royalties, and other amounts due and payable in respect thereof have been duly paid. Without regard to any consent or non-consent provisions of any joint operating agreement covering any of such Credit Party's Proved Mineral Interests, and with the exception of Immaterial Title Deficiencies, each Credit Party's (as applicable) share of (a) the costs for each Proved Mineral Interest described in the Reserve Report is not greater than the decimal fraction set forth in the Reserve Report, before and after payout, as the case may be, and described therein by the respective designations "working interests," "WI," "gross working interest," "GWI," or similar terms, and (b) production from, allocated to, or attributed to each such Proved Mineral Interest is not less than the decimal fraction set forth in the Reserve Report, before and after payout, as the case may be, and described therein by the designations "net revenue interest," "NRI," or similar terms. Except in the case of wells which, in the aggregate, represent less than two percent (2%) of the production from the Proved Producing Mineral Interests described in the Reserve Report, each well drilled in respect of each Proved Producing Mineral Interest described in the Reserve Report (y) is capable of, and is presently, producing hydrocarbons in commercially profitable quantities, and each Credit Party (as applicable) is currently receiving payments for its share of production, with no funds in respect of any thereof being presently held in suspense, other than any such funds being held in suspense pending delivery of appropriate division orders, and (z) has been drilled, bottomed, completed, and operated in compliance with all applicable Laws and no such well which is currently producing Hydrocarbons is subject to any penalty in production by reason of such well having produced in excess of its allowable production.

     Section 8.10 Licenses, Permits, Etc. Except as disclosed on Schedule 8.10 attached hereto, each Credit Party possesses such valid franchises, certificates of convenience and necessity, operating rights, licenses, permits, consents, authorizations, exemptions and orders of Governmental Authorities, as are necessary to carry on its business as now conducted and as proposed to be conducted, except to the extent a failure to obtain any such item would not have a Material Adverse Effect.

     Section 8.11 Compliance with Law. The business and operations of each Credit Party have been and are being conducted in accordance with all applicable Laws other than violations of Laws which do not (either individually or collectively) have a Material Adverse Effect.

     Section 8.12 Full Disclosure. All information heretofore furnished by each Credit Party to Administrative Agent or any Bank for purposes of or in connection with this Agreement, any Loan Paper, any transaction contemplated hereby or thereby, or the Closing Transactions or the Post-Closing Transactions is, and all such information hereafter furnished by or on behalf of any Credit Party to Administrative Agent or any Bank will be, true, complete and accurate in every material respect. The Credit Parties have disclosed or have caused to be disclosed to Banks in writing any and all facts (other than facts of general public knowledge) which might reasonably be expected to result in a Material Adverse Change.

     Section 8.13 Organizational Structure; Nature of Business. Parent is a holding company owning one hundred percent (100%) of the issued and outstanding Equity in Offshore (prior to the consummation of the Post-Closing Transactions), Operating and DG&M. Parent has no direct, wholly-owned Subsidiaries other than Offshore (prior to the consummation of the Post-Closing Transactions), Operating and DG&M. Marine, Offshore, Borrower and TRF have no Subsidiaries. Operating is a holding company owning one hundred percent (100%) of the Equity in Marine, Borrower and TRF (and, from and after consummation of the Post-Closing
Transactions, Offshore). Operating has no direct, wholly-owned Subsidiaries other than Marine, Borrower and TRF (and, from and after consummation of the Post-Closing Transactions, Offshore). Borrower and Offshore are engaged only in the business of acquiring, exploring, developing and operating Mineral Interests and the production and marketing of hydrocarbons therefrom. Marine is engaged only in the business of marine oil field services. DG&M is a holding company owning one hundred percent (100%) of the issued and outstanding Equity in Genesis Energy. TRF temporarily holds unproved Mineral Interests which will be transferred and conveyed to Borrower after the Closing Date. Schedule 8.13 attached hereto accurately reflects (a) the jurisdiction of incorporation or organization of each Credit Party, (b) each jurisdiction in which each Credit Party is qualified to transact business as a foreign corporation, foreign partnership or foreign limited liability company, (c) the authorized, issued and outstanding Equity of each Credit Party, and (d) all outstanding warrants, options, subscription rights, convertible securities or other rights to purchase Equity of each Credit Party.

     Section  8.14  Environmental  Matters.  Except  for  matters  disclosed  on
Schedule 9.10 attached hereto, no operation conducted by any Credit Party and no real or personal property now or previously owned or leased by any Credit Party (including, without limitation, any Credit Party's Mineral Interests) and no operations conducted thereon, and to any Credit Parties' knowledge, no operations of any prior owner, lessee or operator of any such properties, is or has been in violation of any Applicable Environmental Law other than violations which neither individually nor in the aggregate will have a Material Adverse Effect. Except for matters disclosed on Schedule 9.10 attached hereto, no Credit Party, nor any such property nor operation is the subject of any existing, pending or, to any Credit Parties' knowledge, threatened Environmental Complaint which could, individually or in the aggregate, have a Material Adverse Effect. All notices, permits, licenses, and similar authorizations, required to be obtained or filed in connection with the ownership of each tract of real property or operations of any Credit Party thereon and each item of personal property owned, leased or operated by any Credit Party, including, without limitation, notices, licenses, permits and authorizations required in connection with any past or present treatment, storage, disposal, or release of Hazardous Substances into the environment, have been duly obtained or filed except to the extent the failure to obtain or file such notices, licenses, permits and authorizations would not have a Material Adverse Effect. All Hazardous Substances, generated at each tract of real property and by each item of personal property owned, leased or operated by any Credit Party have been transported, treated, and disposed of only by carriers or facilities maintaining valid permits under RCRA (as hereinafter defined) and all other Applicable Environmental Laws for the conduct of such activities except in such cases where the failure to obtain such permits would not, individually or in the aggregate, have a Material Adverse Effect. Except for matters disclosed on Schedule 9.10 attached hereto, there have been no Hazardous Discharges which were not in compliance with Applicable Environmental Laws other than Hazardous Discharge which would not, individually or in the aggregate, have a Material Adverse Effect. Except for matters disclosed on Schedule 9.10 attached hereto, no Credit Party has any contingent liability in connection with any Hazardous Discharge which could reasonably be expected to have a Material Adverse Effect. As used in this Section 8.14, the term "RCRA" shall mean the Resource Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, the Solid Waste Recovery Act of 1976, as amended by the Solid Waste Disposal Act of 1980, and the Hazardous and Solid Waste Amendments of 1984, as the same may be further amended and in effect from time to time.

     Section 8.15 Burdensome Obligations. No Credit Party, nor any of the properties of any Credit Party, is subject to any Law or any pending or threatened change of Law or subject to any restriction under its articles (or certificate) of incorporation, bylaws, regulations, partnership agreement or comparable charter documents or under any agreement or instrument to which any Credit Party or by which any Credit Party or any of their properties may be subject or bound, which is so unusual or burdensome as to be likely in the foreseeable future to have a Material Adverse Effect. Without limiting the foregoing, no Credit Party is a party to or bound by any agreement (other than the Loan Papers) or subject to any order of any Governmental Authority which prohibits or restricts in any way the right of such Credit Party or any Restricted Subsidiary of any Credit Party to make Distributions.

     Section 8.16 Fiscal Year. Each of Parent's and Borrower's Fiscal Year is January 1 through December 31.

     Section 8.17 No Default. Neither a Default nor an Event of Default has occurred or will exist after giving effect to the transactions contemplated by this Agreement, the other Loan Papers, the Closing Transactions or the Post-Closing Transactions.

     Section 8.18 Government Regulation. No Credit Party is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act (as any of the preceding acts have been amended), the Investment Company Act of 1940 or any other Law which regulates the incurring by such Credit Party of Debt, including, but not limited to Laws relating to common contract carriers or the sale of electricity, gas, steam, water or other public utility services.

     Section 8.19 Insider. No Credit Party is, and no Person having "control" (as that term is defined in 12 U.S.C. section 375(b) or regulations promulgated thereunder) of any Credit Party is an "executive officer," "director" or "shareholder" of any Bank or any bank holding company of which any Bank is a Subsidiary or of any Subsidiary of such bank holding company.

     Section 8.20 Gas Balancing Agreements and Advance Payment Contracts. On the date of this Agreement, (a) there is no Material Gas Imbalance, and (b) the aggregate amount of all Advance Payments received by any Credit Party under Advance Payment Contracts (excluding the advance payment of carbon dioxide pursuant to the Genesis VPP Transactions) which have not been satisfied by delivery of production does not exceed $2,000,000.

     Section 8.21 Bond Documents. Borrower (or Former Borrower) has provided to Administrative Agent a true and correct copy of each of the Bond Documents, including all amendments and modifications thereto (whether characterized as an amendment, modification, waiver, consent or similar document). No material rights or obligations of any party to any of the Bond Documents have been waived and no party to any of the Bond Documents is in default of its obligations or in breach of any representations or warranties made thereunder. Each of the Bond Documents is a valid, binding and enforceable obligation of Borrower and each other party thereto in accordance with its terms and is in full force and effect. As used in this Agreement, the term "Obligations" shall include, without limitation, any and all obligations, indebtedness and liabilities owed by Borrower or any other Credit Party to Bond Purchaser (whether directly or as assignee of Bond Issuer) under the Bond Documents, which obligations, indebtedness and liabilities shall be secured by Liens on all property described as collateral security for the Obligations in accordance with and pursuant to the Mortgages and the other Loan Papers. Each representation and warranty made by Borrower and each other party in the Bond Documents will be true and correct on the date of each Borrowing or issuance of a Letter of Credit. Borrower hereby acknowledges, agrees and confirms that it has assumed (by operation of law or otherwise) all debt, liabilities and obligations, and agreed to perform, as sole and primary obligor, all obligations, of Former Borrower under the Bond Documents.

     Section 8.22 Closing Documents. Borrower has provided to Administrative Agent a true and correct copy of each of the Closing Documents, including all amendments and modifications thereto (whether characterized as an amendment, modification, waiver, consent or similar document). No material rights or obligations of any party to any of the Closing Documents have been waived and no party to any of the Closing Documents is in default of its obligations or in breach of any representations or warranties made thereunder. Each of the Closing Documents is a valid, binding and enforceable obligation of each party thereto in accordance with its terms and is in full force and effect.

                                   Article IX
                              AFFIRMATIVE COVENANTS

     Parent and Borrower jointly and severally covenant and agree that, so long as any Bank has any commitment to lend or participate in Letter of Credit Exposure hereunder or any amount payable under any Note remains unpaid or any Letter of Credit remains outstanding:

     Section 9.1 Information. Parent will deliver, or cause to be delivered, to each Bank:

          (a) as soon as available and in any event within (i) seventy-five (75) days after the end of the Fiscal Year ending December 31, 2003, and (ii) sixty (60) days after the end of each Fiscal Year thereafter, consolidated balance sheets of Parent as of the end of such Fiscal Year and the related consolidated statements of income and statements of cash flow for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all reported by Parent in accordance with GAAP and audited by a firm of independent public accountants of nationally recognized standing and acceptable to Administrative Agent; to the extent Parent's Form of 10-K filed with the Securities and Exchange Commission for each Fiscal Year contains all information required by this Section 9.1(a), Parent may satisfy its obligations under this Section 9.1(a) for each Fiscal Year by delivering to Banks a copy of such Form 10-K for such Fiscal Year;

          (b) as soon as available and in any event within (i) forty (40) days after the end of each of the first three (3) Fiscal Quarters of the Fiscal Year ending December 31, 2004, and (ii) thirty-five (35) days after the end of each of the first three (3) Fiscal Quarters of each Fiscal Year thereafter, consolidated balance sheets of Parent as of the end of such Fiscal Quarter and the related consolidated statements of income and statements of cash flow for such quarter and for the portion of Parent's Fiscal Year ended at the end of such Fiscal Quarter, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of Parent's previous Fiscal Year; to the extent Parent's Form 10-Q filed with the Securities and Exchange Commission for each Fiscal Quarter contains all information required by this Section 9.1(b), Parent may satisfy its obligations under this Section 9.1(b) for each Fiscal Quarter by delivering to Banks a copy of such Form 10-Q for such Fiscal Quarter. All financial statements delivered pursuant to this
     Section 9.1(b) shall be certified as to fairness of presentation, GAAP and consistency by a Financial Officer of Parent;

          (c) simultaneously with the delivery of each set of financial statements referred to in Section 9.1(a) and Section 9.1(b) a certificate of the principal executive and Financial Officer of Parent in the form of Exhibit J attached hereto, (i) setting forth in reasonable detail the calculations required to establish whether Parent was in compliance with the requirements of Article XI on the date of such financial statements,
     (ii) stating whether there exists on the date of such certificate any Default and, if any Default then exists, setting forth the details thereof and the action which Parent or Borrower is taking or proposes to take with respect thereto, (iii) stating whether or not such financial statements fairly reflect in all material respects the results of operations and financial condition of Parent as of the date of the delivery of such financial statements and for the period covered thereby, (iv) setting forth
     (A) whether as of such date there is a Material Gas Imbalance and, if so, setting forth the amount of net gas imbalances under Gas Balancing Agreements to which any Credit Party is a party or by which any Mineral Interests owned by any Credit Party is bound, and (B) the aggregate amount of all Advance Payments received under Advance Payment Contracts to which any Credit Party is a party or by which any Mineral Interests owned by any Credit Party is bound which have not been satisfied by delivery of production, if any, (v) setting forth a summary of the Hedge Transactions to which any Credit Party is a party on such date, and (vi) setting forth the other information described in Exhibit J attached hereto;

          (d) promptly upon the mailing thereof to the stockholders of any Credit Party generally, copies of all financial statements, reports and proxy statements so mailed;

          (e) promptly upon the filing thereof, copies of all final registration statements, post effective amendments thereto and annual, quarterly or special reports which any Credit Party shall have filed with the Securities and Exchange Commission; provided, that Parent must deliver, or cause to be delivered, (i) any annual reports which any Credit Party shall have filed with the Securities and Exchange Commission, within (A) seventy-five (75) days after the end of the Fiscal Year of such Credit Party ending December 31, 2003, and (B) sixty (60) days after the end of each Fiscal Year of each Credit Party thereafter, and (ii) any quarterly reports which any Credit Party shall have filed with the Securities and Exchange Commission, within
     (A) forty (40) days after the end of each of the first three (3) Fiscal Quarters of the Fiscal Year of such Credit Party ending December 31, 2004, and (B) thirty-five (35) days after the end of the first three (3) Fiscal Quarters of each Fiscal Year of such Credit Party thereafter;

          (f) promptly upon receipt of same, any notice or other information received by any Credit Party indicating (i) any potential, actual or alleged non-compliance with or violation of the requirements of any Applicable Environmental Law which could result in liability to any Credit Party for fines, clean up or any other remediation obligations or any other liability in excess of $1,000,000 in the aggregate; (ii) any threatened Hazardous Discharge which Hazardous Discharge would impose on any Credit Party a duty to report to a Governmental Authority or to pay cleanup costs or to take remedial action under any Applicable Environmental Law which could result in liability to any Credit Party for fines, clean up and other remediation obligations or any other liability in excess of $1,000,000 in the aggregate; or (iii) the existence of any Lien arising under any Applicable Environmental Law securing any obligation to pay fines, clean up or other remediation costs or any other liability in excess of $1,000,000 in the aggregate. Without limiting the foregoing, each Credit Party shall provide to Banks promptly upon receipt of same by any Credit Party copies of all environmental consultants or engineers reports received by any Credit Party which would render the representation and warranty contained in Section 8.14 untrue or inaccurate in any respect;

          (g) in the event any notification is provided to any Bank or Administrative Agent pursuant to Section 9.1(f) hereof or Administrative Agent or any Bank otherwise learns of any event or condition under which any such notice would be required, then, upon request of Required Banks, Borrower shall within thirty (30) days of such request, cause to be furnished to Administrative Agent and each Bank a report by an environmental consulting firm acceptable to Administrative Agent and Required Banks, stating that a review of such event, condition or circumstance has been undertaken (the scope of which shall be acceptable to Administrative Agent and Required Banks) and detailing the findings, conclusions and recommendations of such consultant. Borrower shall bear all expenses and costs associated with such review and updates thereof;

          (h) immediately upon any Authorized Officer of any Credit Party becoming aware of the occurrence of any Default, a certificate of an Authorized Officer of Borrower setting forth the details thereof and the action which Borrower is taking or proposes to take with respect thereto;

          (i) no later than February 28 and August 31 of each year, commencing February 28, 2004, reports of production volumes, revenue, expenses and product prices for all oil and gas properties owned by any Credit Party with a Recognized Value of $500,000 or more for the periods of six (6) months ending the preceding December 31 and June 30, respectively. Such reports shall be prepared on an accrual basis and shall be reported on a field by field basis;

          (j) promptly notify Banks of any Material Adverse Change;

          (k) promptly notify Banks of any material litigation involving any Credit Party; and

          (l) from time to time such additional information regarding the financial position or business of any Credit Party as Administrative Agent, at the request of any Bank, may reasonably request.

     Section 9.2 Business of Credit Parties. The sole business of Parent will continue to be (a) the issuance of equity and debt securities not prohibited pursuant to the provisions of this Agreement, (b) the ownership of one hundred percent (100%) of the issued and outstanding Equity of Offshore (prior to the consummation of the Post-Closing Transactions), Operating and DG&M, and (c) activities reasonably related to the businesses of Parent described in the foregoing clauses (a) and (b), including, without limitation, activities necessary to comply with the reporting requirements of the Exchange Act, and with rules and regulations of applicable securities exchanges or which are otherwise incident to being a publicly traded company. The sole business of Operating will continue to be the ownership of one hundred percent (100%) of the issued and outstanding Equity of Marine, Borrower and TRF (and, from and after the consummation of the Post-Closing Transactions, Offshore), and activities reasonably related thereto. The sole business of Borrower and Offshore will continue to be the acquisition, exploration, development and operation of offshore Mineral Interests, the production and marketing of Hydrocarbons therefrom, and activities reasonably related thereto. The sole business of Marine will continue to be marine oil field services. DG&M will remain a holding company owning one hundred percent (100%) of the issued and outstanding Equity in Genesis Energy. TRF will temporarily hold unproved Mineral Interests which will be transferred and conveyed to Borrower after the Closing Date.

     Section 9.3 Maintenance of Existence. Parent and Borrower shall, and shall cause each other Credit Party to, at all times (a) except in connection with the consummation of the Post-Closing Transactions, maintain its corporate, partnership or limited liability company existence in its state of incorporation or organization, and (b) maintain its good standing and qualification to transact business in all jurisdictions where the failure to maintain good standing or qualification to transact business could have a Material Adverse Effect; provided, that, TRF may dissolve at any time.

     Section 9.4 Title Data.  In addition to the title  information  required by
Section 6.1(c) hereof, Borrower shall, upon the request of Required Banks, cause to be delivered to Administrative Agent such title opinions and other information regarding title to Mineral Interests owned by any Credit Party as are appropriate to determine the status thereof; provided, however, that, Banks may not require the Credit Parties to furnish title opinions (except pursuant to Section 6.1(c)) unless (a) an Event of Default shall have occurred and be continuing, or (b) Required Banks have reason to believe that there is a defect in or encumbrance upon any such Credit Party's title to such Mineral Interests that is not a Permitted Encumbrance.

     Section 9.5 Right of Inspection. Parent and Borrower will permit, and will cause each other Credit Party to permit, any officer, employee or agent of Administrative Agent or of any Bank to visit and inspect any of the assets of any Credit Party, examine each Credit Party's books of record and accounts, take copies and extracts therefrom, and discuss the affairs, finances and accounts of each Credit Party with such Credit Party's officers, accountants and auditors, all at such reasonable times and as often as Administrative Agent or any Bank may desire, all at the expense of Borrower.

     Section 9.6 Maintenance of Insurance. Parent and Borrower will, and will cause each other Credit Party to, at all times maintain or cause to be maintained insurance covering such risks as are customarily carried by businesses similarly situated, including, without limitation, the following: (a) workmen's compensation insurance; (b) employer's liability insurance; (c) comprehensive general public liability and property damage insurance; (d) insurance against (other than losses or damage to property owned by any Credit Party which is self insured) losses customarily insured against as a result of damage by fire, lightning, hail, tornado, explosion and other similar risk; and
(e) comprehensive automobile liability insurance. All loss payable clauses or provisions in all policies of insurance maintained by any Credit Party pursuant to this Section 9.6 shall be endorsed in favor of and made payable to Administrative Agent for the ratable benefit of Banks, as their interests may appear. Administrative Agent shall have the right, for the ratable benefit of Banks, to collect, and Parent and Borrower hereby assign to Administrative Agent for the ratable benefit of Banks (and hereby agrees to cause each other Credit Party to assign), any and all monies that may become payable under any such policies of insurance by reason of damage, loss or destruction of any of property which stands as security for the Obligations or any part thereof, and Administrative Agent may, at its election, either apply for the ratable benefit of Banks all or any part of the sums so collected toward payment of the Obligations, whether or not such Obligations are then due and payable, in such manner as Administrative Agent may elect or release same to the applicable Credit Party.

     Section 9.7 Payment of Taxes and Claims. Parent and Borrower will, and will cause each other Credit Party to, pay (a) all Taxes imposed upon it or any of its assets or with respect to any of its franchises, business, income or profits before any material penalty or interest accrues thereon, and (b) all material claims (including, without limitation, claims for labor, services, materials and supplies) for sums which have become due and payable and which by Law have or might become a Lien (other than a Permitted Encumbrance) on any of its assets; provided, however, no payment of Taxes or claims shall be required if (i) the amount, applicability or validity thereof is currently being contested in good faith by appropriate action promptly initiated and diligently conducted in accordance with good business practices and no material part of the property or assets of Parent or Borrower, and no part of the assets of any Restricted Subsidiary which would be material to Parent or Borrower, is subject to any pending levy or execution, (ii) Parent, Borrower, and any Restricted Subsidiary, as and to the extent required in accordance with GAAP, shall have set aside on their books reserves (segregated to the extent required by GAAP) deemed by them to be adequate with respect thereto, and (iii) Parent and Borrower have notified Administrative Agent of such circumstances, in detail satisfactory to Administrative Agent.

     Section 9.8 Compliance with Laws and Documents. Parent and Borrower will, and will cause each other Credit Party to, comply with (a) all Laws, their respective certificates (or articles) of incorporation, bylaws, regulations and similar organizational documents and all Material Agreements to which any Credit Party is a party, if a violation, alone or when combined with all other such violations, could have a Material Adverse Effect, and (b) all Bond Documents to which any Credit Party is a party.

     Section 9.9 Operation of Properties and Equipment.

          (a) Parent and Borrower will, and will cause each other Credit Party to, maintain, develop and operate its Mineral Interests in a good and workmanlike manner, and observe and comply with all of the terms and provisions, express or implied, of all oil and gas leases relating to such Mineral Interests so long as such Mineral Interests are capable of producing Hydrocarbons and accompanying elements in paying quantities, except where such failure to comply would not have a Material Adverse Effect.

          (b) Parent and Borrower will, and will cause each other Credit Party to, comply in all respects with all contracts and agreements applicable to or relating to its Mineral Interest or the production and sale of Hydrocarbons and accompanying elements therefrom, except to the extent a failure to so comply would not have a Material Adverse Effect.

          (c) Parent and Borrower will, and will cause each other Credit Party to, at all times maintain, preserve and keep all operating equipment used with respect to its Mineral Interests in proper repair, working order and condition, and make all necessary or appropriate repairs, renewals, replacements, additions and improvements thereto so that the efficiency of such operating equipment shall at all times be properly preserved and maintained, except where such failure to comply would not have a Material Adverse Effect; provided, further that, no item of operating equipment need be so repaired, renewed, replaced, added to or improved, if Borrower shall in good faith determine that such action is not necessary or desirable for the continued efficient and profitable operation of the business of such Credit Party.

     Section 9.10 Environmental Law Compliance. Except to the extent a failure to comply would not have a Material Adverse Effect, Parent and Borrower will, and will cause each other Credit Party to, comply with all Applicable
Environmental Laws, including, without limitation, (a) all licensing, permitting, notification and similar requirements of Applicable Environmental Laws, and (b) all provisions of all Applicable Environmental Laws regarding storage, discharge, release, transportation, treatment and disposal of Hazardous Substances. Parent and Borrower will, and will cause each other Credit Party to, promptly pay and discharge when due all legal debts, claims, liabilities and obligations with respect to any clean-up or remediation measures necessary to comply with Applicable Environmental Laws.

     Section 9.11 ERISA Reporting Requirements. Parent and Borrower shall furnish, or cause to be furnished, to Administrative Agent:

          (a) promptly and in any event (i) within thirty (30) days after Parent, Borrower or any ERISA Affiliate receives notice from any regulatory agency of the commencement of an audit, investigation or similar proceeding with respect to a Plan, and (ii) within ten (10) days after Parent, Borrower or any ERISA Affiliate contacts the Internal Revenue Service for the purpose of participation in a closing agreement or any voluntary resolution program with respect to a Plan which could have a Material Adverse Effect or knows or has reason to know that any event with respect to any Plan of Parent, Borrower or any ERISA Affiliate has occurred that is reasonably believed by Parent or Borrower to potentially have a Material Adverse Effect, a written notice describing such event and describing what action is being taken or is proposed to be taken with respect thereto, together with a copy of any notice of such event that is given to the PBGC;

          (b) promptly and in any event within thirty (30) days after the receipt by Borrower of a request therefor by a Bank, copies of any annual and other report (including Schedule B thereto) with respect to a Plan filed by Parent, Borrower or any ERISA Affiliate with the United States Department of Labor, the Internal Revenue Service or the PBGC;

          (c) notification within thirty (30) days of the effective date thereof of any material increases in the benefits, or material change in the funding method, of any existing Plan which is not a multiemployer plan (as defined in section 4001(a)(3) of ERISA), or the establishment of any material new Plans, or the commencement of contributions to any Plan to which Parent, Borrower or any ERISA Affiliate was not previously contributing; and

          (d) promptly after receipt of written notice of commencement thereof, notice of all (i) claims made by participants or beneficiaries with respect to any Plan, and (ii) actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting Parent, Borrower or any ERISA Affiliate with respect to any Plan, except those which, in the aggregate, if adversely determined could not have a Material Adverse Effect.

     Section 9.12 Additional Documents. Parent and Borrower will, and will cause each other Credit Party to, cure promptly any defects in the creation and issuance of each Note, and the execution and delivery of this Agreement and the other Loan Papers and, at Borrower's expense, Parent and Borrower shall promptly and duly execute and deliver to each Bank, and cause each other Credit Party to promptly and duly execute and deliver to each Bank, upon reasonable request, all such other and further documents, agreements and instruments in compliance with or accomplishment of the covenants and agreements of the Credit Parties in this Agreement and the other Loan Papers as may be reasonably necessary or appropriate in connection therewith.

     Section 9.13 Environmental Review. Parent and Borrower shall deliver to Administrative Agent prior to the completion by any Credit Party of any material acquisition of Mineral Interests or related assets, other than an acquisition of additional interests in Mineral Interests in which a Credit Party previously held an interest, a report or reports obtained by Parent or Borrower in the course of such acquisition, which report or reports shall set forth the results of a Phase I environmental review of such Mineral Interests and related assets. Additionally, if requested by Administrative Agent or Required Banks in writing in connection with any such material acquisition, Parent or Borrower shall deliver to Administrative Agent, within forty-five (45) days of Administrative Agent's or Required Banks' written request, a report or reports related to any such material acquisition which shall be in form, scope and detail acceptable to Administrative Agent from environmental engineering firms acceptable to
Administrative Agent, and which shall set forth the results of a Phase I environmental review of the Mineral Interests and related assets the subject of such material acquisition. All of the reports delivered to Administrative Agent pursuant to this Section 9.13 shall not reflect the existence of facts or circumstances which would constitute a material violation of any Applicable Environmental Law or which are likely to result in a material liability to any Credit Party.

     Section 9.14 Post-Closing Transactions. Upon obtaining regulatory approval and consummating the Post-Closing Transactions, Parent and Borrower shall (a) immediately notify Administrative Agent of such occurrence, (b) promptly thereafter deliver to Administrative Agent all agreements, documents and instruments evidencing such Post-Closing Transactions, including, without limitation, such organizational, existence, good standing and other certificates, together with such resolutions, consents and authorizations, as Administrative Agent or any Bank may request, and (c) comply, and cause each other Credit Party to comply, with the applicable terms and provisions of
Article VI hereof.

                                   Article X
                               NEGATIVE COVENANTS

     Parent and Borrower jointly and severally agree that, so long as any Bank has any commitment to lend or participate in Letter of Credit Exposure hereunder or any amount payable under any Note remains unpaid or any Letter of Credit remains outstanding:

     Section 10.1 Incurrence of Debt. Parent and Borrower will not, nor will Parent and/or Borrower permit any other Credit Party to, incur, become or remain liable for any Debt; provided, that (a) Borrower may incur, become or remain liable for (i) the Obligations, (ii) without duplication, Debt evidenced by the Bond Loan Agreement, (iii) Permitted Subordinate Debt and (iv) other unsecured Debt in an aggregate amount outstanding at any time not to exceed $10,000,000,
(b) Parent may assume and remain liable for Permitted Subordinate Debt, and (c) any Restricted Subsidiary may incur, become and remain liable for Permitted Subordinate Debt as a guarantor; provided, that (i) such Guarantees of Permitted

Subordinate   Debt  shall  be  subordinated  to  the  Obligations   pursuant  to
subordination provisions approved by Required Banks, such approval to not be unreasonably withheld, and (ii) prior to the execution and delivery by any Restricted Subsidiary of any Guaranty of Permitted Subordinate Debt, such Restricted Subsidiary shall have executed and delivered to Administrative Agent for the ratable benefit of Banks a Facility Guaranty, and all the Equity of such Restricted Subsidiary owned by any Credit Party shall have been pledged to Administrative Agent pursuant to a Parent Pledge Agreement or a Subsidiary Pledge Agreement.

     Section 10.2 Restricted Payments. Parent and Borrower will not, nor will Parent and/or Borrower permit any other Credit Party to, directly or indirectly, declare or pay, or incur any liability to declare or pay, any Restricted Payment; provided, that (a) any Subsidiary of Parent may make Distributions to Borrower, any Credit Party may make Distributions to any other Credit Party that has provided a Facility Guaranty, and all of the Equity of which owned by Parent or any Indirect Subsidiary which is a Restricted Subsidiary (as applicable) has been pledged to Administrative Agent pursuant to a Parent Pledge Agreement or a Subsidiary Pledge Agreement (as applicable), (c) so long as (i) no Default or Borrowing Base Deficiency exists on the date any such Distribution is declared or paid and no Default or Event of Default would result therefrom, and (ii) the Borrowing Base does not exceed the Conforming Borrowing Base on the date such Restricted Payments are declared or paid, in addition to Distributions permitted under the preceding clauses (a) and (b), Borrower may make Restricted Payments up to $5,000,000 in the aggregate in any Fiscal Year, and (d) Borrower may make payments under and pursuant to the Bond Loan Agreement and the Bond Note in accordance with the terms thereof.

     Section 10.3 Negative Pledge. Parent and Borrower will not, nor will Parent and/or Borrower permit any other Credit Party to, create, assume or suffer to exist any Lien on any of their respective assets, other than Permitted Encumbrances. Parent and Borrower will not, nor will Parent and/or Borrower permit any other Credit Party to, enter into or become bound by any agreement (other than this Agreement) that prohibits or otherwise restricts the right of Parent, Borrower or any other Credit Party to create, assume or suffer to exist any Lien on any of their respective assets in favor of Administrative Agent for the ratable benefit of Banks.

     Section 10.4 Consolidations and Mergers. Parent and Borrower will not, nor will Parent and/or Borrower permit any other Credit Party to, consolidate or merge with or into any other Person; provided, that, so long as no Default or Event of Default exists or will result, any Restricted Subsidiary may merge or consolidate with any other Person so long as such Restricted Subsidiary is the surviving Person and a wholly owned direct or indirect Subsidiary of Parent.

     Section 10.5 Asset Dispositions. Parent and Borrower will not, nor will Parent and/or Borrower permit any other Credit Party to, sell, lease, transfer, abandon or otherwise dispose of any asset other than (a) the sale in the ordinary course of business of Hydrocarbons produced from Borrower's Mineral Interests, (b) the sale, lease, transfer, abandonment, exchange or other disposition of other assets, provided, that the aggregate value (which, in the case of assets consisting of Mineral Interests, shall be the Recognized Value of such Mineral Interests and in the case of any exchange, shall be the net value or net Recognized Value realized or resulting from such exchange) of all assets sold, leased, transferred or disposed of pursuant to this clause (b) in any period between Scheduled Redeterminations shall not exceed five percent (5%) of the Conforming Borrowing Base then in effect (for purposes of this clause (b) the Closing Date will be deemed to be a Scheduled Redetermination), and (c) the sale, lease, transfer, abandonment or disposition of Unproved Reserves. In no event will Parent, Borrower or any other Credit Party sell, transfer or dispose of any Equity in any Restricted Subsidiary nor will any Credit Party (other than Parent) issue or sell any Equity or any option, warrant or other right to acquire such Equity or security convertible into such Equity to any Person other than the Credit Party which is the direct parent of such issuer on the Closing Date.

     Section 10.6 Amendments to Organizational and Other Documents. Parent and Borrower will not, nor will Parent and/or Borrower permit any other Credit Party to, enter into or permit any modification or amendment of, or waive any material right or obligation of any Person under (a) its certificate or articles of incorporation, bylaws, partnership agreement, regulations or other organizational documents other than amendments, modifications and waivers which will not, individually or in the aggregate, have a Material Adverse Effect, and/or (b) any Bond Document.

     Section 10.7 Use of Proceeds. The proceeds of Borrowings will not be used for any purpose other than (a) working capital, (b) to finance the acquisition, exploration and development of Mineral Interests, (c) for general corporate purposes, (d) to refinance the obligations outstanding under the Existing Credit Agreement, and (e) with respect to any Borrowings made or deemed made hereunder through advances to Borrower pursuant to the Bond Documents, solely for the purposes set forth in the Bond Documents. None of such proceeds (including, without limitation, proceeds of Letters of Credit issued hereunder) will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any Margin Stock, and none of such proceeds will be used in violation of applicable Law (including, without limitation, the Margin Regulations). Letters of Credit will be issued hereunder only for the purpose of securing bids, tenders, bonds, contracts and other obligations entered into in the ordinary course of Borrower's business. Without limiting the foregoing, no Letters of Credit will be issued hereunder for the purpose of or providing credit enhancement with respect to any Debt or equity security of any Credit Party or to secure any Credit Party's obligations with respect to Hedge Transactions other than Hedge Transactions with a Bank or an Affiliate of such Bank.

     Section 10.8 Investments. Parent and Borrower will not, nor will Parent and/or Borrower permit any other Credit Party to, directly or indirectly, make or have outstanding any Investment other than Permitted Investments.

     Section 10.9 Transactions with Affiliates. Parent and Borrower will not, nor will Parent and/or Borrower permit any of their Subsidiaries to, engage in any transaction with an Affiliate unless such transaction is as favorable to such party as could be obtained in an arm's length transaction with an unaffiliated Person in accordance with prevailing industry customs and practices.

     Section 10.10 ERISA. Except in such instances where an omission or failure would not have a Material Adverse Effect, Parent and Borrower will not, nor will Parent and/or Borrower permit any other Credit Party to (a) take any action or fail to take any action which would result in a violation of ERISA, the Code or other Laws applicable to the Plans maintained or contributed to by it or any ERISA Affiliate, or (b) modify the term of, or the funding obligations or contribution requirements under any existing Plan, establish a new Plan, or become obligated or incur any liability under a Plan that is not maintained or contributed to by Parent, Borrower or any ERISA Affiliate as of the Closing Date.

     Section 10.11 Hedge Transactions.

          (a) Parent and Borrower will not, nor will Parent and/or Borrower permit any other Credit Party to, hedge (which hedges shall not have a tenor of greater four (4) years) more than the following percentages of its "forecasted production from Proved Mineral Interests" (as defined below) during any applicable calendar year (a "measurement period"), as measured from the current date (a "measurement date"):


                              Calendar Year Hedged                Percentage Limitation
                              --------------------                ---------------------
                         (relative to measurement date)
                                                                   Oil            Gas
                    ----------------------------------------- -------------- ---------------
                                  Current Year                     85%            85%
                    ----------------------------------------- -------------- ---------------
                             First Subsequent Year                 70%            70%
                    ----------------------------------------- -------------- ---------------
                             Second Subsequent Year                55%            55%
                    ----------------------------------------- -------------- ---------------
                             Third Subsequent Year                 40%            40%
                    ----------------------------------------- -------------- ---------------

               provided, that, and notwithstanding anything to the contrary contained herein, with respect to, but only with respect to, the last Fiscal Quarter of the Fiscal Year ending December 31, 2003, the percentage limitation with respect to oil shall be deemed to be 90%; provided, further, that, if any measurement date occurs in the final two Fiscal Quarters of any measurement period, for the purpose of determining the appropriate percentage limitation from the table above (which determination shall be made without giving effect to the first proviso above (i.e. the current year limitation for oil shall be deemed to be 85%)), the limitations of the current year shall apply to both the remaining portion of that current year and the entire subsequent year, and the limitations of the first subsequent year shall apply to the second subsequent year (as an example only, and for the avoidance of doubt, for any measurement date occurring during the first two Fiscal Quarters of 2004, an Oil and Gas Hedge Transaction for 2005 would have a 70% limitation; provided, however, for any measurement date occurring during the last two Fiscal Quarters of 2004, an Oil and Gas Hedge Transaction for 2005 would have an 85% limitation); provided, further, that, Borrower may enter into Hedge Transactions consisting solely of a floor price (i.e. floor, put or option) so long as the amount of Hydrocarbons which are the subject of any such Hedge Transaction in existence at any such time do not exceed one-hundred percent (100%) of Borrower's anticipated production from Proved Mineral Interests during the term of any such existing Hedge Transaction; and

               (b) Borrower will not permit its (i) production of oil during any Fiscal Quarter to be less than the aggregate amount of oil which is the subject of Oil and Gas Hedge Transactions during such Fiscal Quarter, or (ii) production of gas during any Fiscal Quarter to be less than the aggregate amount of gas which is the subject of Oil and Gas Hedge Transactions during such Fiscal Quarter.

               As used in Section 10.11(a) above, "forecasted production from Proved Mineral Interests" shall mean the forecasted production for oil and gas, each taken individually, for the applicable calendar year as reflected in the most recent Reserve Report delivered to Administrative Agent pursuant to Section 5.1 hereof, after giving effect to any pro forma adjustments for the consummation of any "material acquisitions or dispositions" between the effective date of such Reserve Report and the measurement date. "Material acquisitions or dispositions" means any acquisition or disposition of any asset with a Recognized Value in excess of $10,000,000, or any cumulative total of all immaterial acquisitions or dispositions which in the aggregate have a Recognized Value in excess of $10,000,000.

     Section 10.12 Fiscal Year. Parent and Borrower will not, nor will Parent and/or Borrower permit any other Credit Party to, change its Fiscal Year.

     Section 10.13 Change in Business. Parent and Borrower will not, nor will Parent and/or Borrower permit any other Credit Party to, engage in any business other than the businesses engaged in by such parties on the date hereof as described in Section 8.13 hereof.

     Section 10.14 Qualified Purpose. Borrower will not request or receive any Borrowing hereunder if, after giving effect thereto and the use of the proceeds thereof, that portion of the principal balance of the Revolving Loan which is outstanding at such time and was utilized for any purpose other than a Qualified Purpose exceeds twenty five percent (25%) of the Conforming Borrowing Base in effect at such time. Borrower agrees that each Request for Borrowing will include in addition to the information described in Section 3.2 hereof, a certification from an Authorized Officer of Borrower as to the purpose and utilization of the proceeds of such Borrowing. Additionally, notwithstanding anything to the contrary contained in Section 4.2 hereof, all principal payments received by Banks with respect to the Revolving Loan shall be applied first to that portion of the outstanding principal balance of the Revolving Loan utilized for purposes other than Qualified Purposes. Notwithstanding the foregoing, Borrower shall not be required to comply with this Section 10.14 at any time that the Borrowing Base is equal to the Conforming Borrowing Base.

     Section 10.15 Obligations of Unrestricted Subsidiaries. Except in connection with the Genesis VPP Transaction, and to the extent approved in writing by Administrative Agent and Existing Banks pursuant to the terms of the Genesis Letter Agreement, Parent and Borrower will not, nor will Parent and/or Borrower permit any other Credit Party to, incur any liability, Debt or obligation to any Unrestricted Subsidiary of any nature, or have any liability (whether by operation of law or otherwise) for any liability, Debt or obligation of any Unrestricted Subsidiary.

     Section 10.16 Borrowings Related to Bond Offering. Borrower will not request or receive any Borrowing hereunder, the proceeds of which are to be used to fund advances under the Bonds, except in accordance and in compliance with the terms of the Bond Documents. Borrower agrees that each Request for Borrowing, the proceeds of which are to be used to fund advances under the Bonds, will include, in addition to the information described in Section 3.2 hereof, a certification from an Authorized Officer as to the purpose and utilization of the proceeds of such Borrowing. Additionally, notwithstanding anything to the contrary contained in the Loan Papers or Bond Documents, each payment of principal and interest received by Bond Purchaser on the Bonds shall be deemed to be and considered as, without duplication, a payment of principal and interest on the Revolving Loan, and any borrowing by Borrower under the Bond Loan Agreement or on any Bond Note shall also be deemed to be and considered as, without duplication, a Borrowing of a Revolving Loan hereunder (the outstanding principal of which shall be and be deemed to be included in the Outstanding Credit for all purposes hereunder).

                                   Article XI
                               FINANCIAL COVENANTS

     Parent and Borrower agree that so long as any Bank has any commitment to lend or participate in Letter of Credit Exposure hereunder or any amount payable under any Note remains unpaid or any Letter of Credit remains outstanding:

     Section 11.1 Current Ratio of Borrower. Parent will not permit its ratio of Consolidated Current Assets to its Consolidated Current Liabilities as of the end of any Fiscal Quarter to be less than 1.0 to 1.0.

     Section 11.2 Minimum Consolidated Tangible Net Worth. Parent will not permit its Consolidated Tangible Net Worth to be less than the Required Consolidated Tangible Net Worth on any Quarterly Date.

     Section 11.3 Consolidated EBITDA to Consolidated Net Interest Expense. Parent will not permit its ratio of Consolidated EBITDA to Consolidated Net
Interest Expense to be less than 2.50 to 1.0 for any period of four (4) consecutive Fiscal Quarters.

                                  Article XII
                                    DEFAULTS

     Section 12.1 Events of Default. If one or more of the following events (collectively "Events of Default" and individually an "Event of Default") shall have occurred and be continuing:

          (a) Borrower shall fail to pay when due any principal on any Note;

          (b) Borrower shall fail to pay when due accrued interest on any Note or any fees or any other amount payable hereunder and such failure shall continue for a period of three (3) days following the due date;

          (c) Parent or Borrower shall fail to observe or perform any covenant or agreement contained in Section 5.4, Section 9.3, Article X or Article XI of this Agreement;

          (d) any Credit Party shall fail to observe or perform any covenant or agreement contained in this Agreement or the other Loan Papers (other than those referenced in Section 12.1(a), Section 12.1(b) and Section 12.1(c)) and such failure continues for a period of thirty (30) days after the earlier of (i) the date any Authorized Officer of any Credit Party acquires knowledge of such failure, or (ii) written notice of such failure has been given to any Credit Party by Administrative Agent or any Bank;

          (e) any representation, warranty, certification or statement made or deemed to have been made by any Credit Party in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect in any material respect when made;

          (f) any Credit Party shall fail to make any payment when due on any Debt of such Person in a principal amount equal to or greater than $500,000, or any other event or condition shall occur which (i) results in the acceleration of the maturity of any such Debt, or (ii) entitles the holder of such Debt to accelerate the maturity thereof;

          (g) any Credit Party shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar Law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate, partnership or limited liability company action to authorize any of the foregoing;

          (h) an involuntary case or other proceeding shall be commenced against any Credit Party seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar Law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of sixty (60) days; or an order for relief shall be entered against any Credit Party under the federal bankruptcy Laws as now or hereafter in effect;

          (i) one (1) or more final judgments or orders for the payment of money aggregating in excess of $500,000 shall be rendered against any Credit Party and such judgment or order shall continue unsatisfied and unstayed for thirty (30) days;

          (j) (i) any event occurs with respect to any Plan or Plans pursuant to which any Credit Party and/or any ERISA Affiliate incur a liability due and owing at the time of such event, without existing funding therefor, for benefit payments under such Plan or Plans in excess of $500,000; or (ii) any Credit Party, any ERISA Affiliate, or any other "party-in-interest" or "disqualified person," as such terms are defined in section 3(14) of ERISA and section 4975(e)(2) of the Code, shall engage in transactions which in the aggregate results in a direct or indirect liability to any Credit Party or any ERISA Affiliate in excess of $500,000 under section 409 or 502 of ERISA or section 4975 of the Code which either (A) results in a Lien on any Credit Party's assets which is not a Permitted Encumbrance, or (B) continues unsatisfied for a period of thirty (30) days after any Authorized Officer of any Credit Party first acquires knowledge of such liability;

          (k) a Change of Control shall occur;

          (l) this Agreement or any other Loan Paper shall cease to be in full force and effect or shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by any Credit Party, or any Credit Party shall deny that it has any further liability or obligation under any of the Loan Papers, or any Lien created by the Loan Papers shall for any reason (other than the release thereof in accordance with the Loan Papers) cease to be a valid, first priority, perfected Lien upon any of the Proved Mineral Interests purported to be covered thereby; or

          (m) any Credit Party or Bond Issuer shall fail to observe or perform any covenant or agreement contained in any Bond Document after any applicable cure period;

          then, and in every such event, Administrative Agent shall without presentment, notice or demand (unless expressly provided for herein) of any kind (including, without limitation, notice of intention to accelerate and acceleration), all of which are hereby waived, (a) if requested by Required Banks, terminate the Commitments and they shall thereupon terminate, and
     (b) if requested by Required Banks, take such other actions as may be permitted by the Loan Papers including, declaring the Notes (together with accrued interest thereon) to be, and the Notes shall thereupon become, immediately due and payable; provided that, in the case of any of the Events of Default specified in Section 12.1(g) or Section 12.1(h), without any notice to any Credit Party or any other act by Administrative Agent or Banks, the Commitments shall thereupon terminate and the Notes (together with accrued interest thereon) shall become immediately due and payable.

                                  Article XIII
                                     AGENTS

     Section 13.1 Appointment; Nature of Relationship. Bank One, NA is hereby appointed by each of the Banks as its contractual representative and Administrative Agent hereunder and under each other Loan Paper, and each Bank irrevocably authorizes Administrative Agent to act as the contractual representative of such Bank with the rights and duties expressly set forth herein and in the other Loan Papers. Administrative Agent agrees to act as such contractual representative and Administrative Agent upon the express conditions contained in this Article XIII. Notwithstanding the use of the defined term "Administrative Agent," it is expressly understood and agreed that Administrative Agent shall not have any fiduciary responsibilities to any Bank by reason of this Agreement or any other Loan Paper and that Administrative Agent is merely acting as the contractual representative of the Banks with only those duties as are expressly set forth in this Agreement and the other Loan Papers. In its capacity as the Banks' contractual representative, Administrative Agent (i) does not hereby assume any fiduciary duties to any of the Banks, (ii) is a "representative" of the Banks within the meaning of the term "secured party" as defined in the Illinois Uniform Commercial Code, and (iii) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Loan Papers. Each of the Banks hereby agrees to assert no claim against Administrative Agent on any theory of liability for breach of fiduciary duty, any and all of which claims each Bank hereby waives.

     Section 13.2 Powers. Administrative Agent shall have and may exercise such powers under the Loan Papers as are specifically delegated to Administrative

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Agent by the terms of each thereof,  together with such powers as are reasonably incidental thereto. Administrative Agent shall have no implied duties to the Banks, or any obligation to the Banks to take any action thereunder except any action specifically provided by the Loan Papers to be taken by Administrative Agent.

     Section 13.3 General Immunity. Neither Administrative Agent nor any of its directors, officers, agents or employees shall be liable to Parent, Borrower or any Bank for any action taken or omitted to be taken by it or them hereunder or under any other Loan Paper or in connection herewith or therewith except to the extent such action or inaction is determined in a final non-appealable judgment by a court of competent jurisdiction to have arisen from the gross negligence or willful misconduct of such Person.

     Section 13.4 No Responsibility for Loans, Recitals, etc. Neither Administrative Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify
(a) any statement, warranty or representation made in connection with any Loan Paper or any Borrowing hereunder; (b) the performance or observance of any of the covenants or agreements of any obligor under any Loan Paper, including, without limitation, any agreement by an obligor to furnish information directly to each Bank; (c) the satisfaction of any condition specified in Article VII, except receipt of items required to be delivered solely to Administrative Agent;
(d) the existence or possible existence of any Default or Event of Default; (e) the validity, enforceability, effectiveness, sufficiency or genuineness of any Loan Paper or any other instrument or writing furnished in connection therewith;
(f) the value, sufficiency, creation, perfection or priority of any Lien in any collateral security; or (g) the financial condition of Parent, Borrower or any guarantor of any of the Obligations or of any of Parent's, Borrower's or any such guarantor's respective Subsidiaries. Administrative Agent shall have no duty to disclose to the Banks information that is not required to be furnished by Parent or Borrower to Administrative Agent at such time, but is voluntarily furnished by Parent or Borrower to Bank One (either in its capacity as Administrative Agent or in its individual capacity).

     Section 13.5 Action on Instructions of Banks. Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Loan Paper in accordance with written instructions signed by the Required Banks, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Banks. The Banks hereby acknowledge that Administrative Agent shall be under no duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement or any other Loan Paper unless it shall be requested in writing to do so by Required Banks. Administrative Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Paper unless it shall first be indemnified to its satisfaction by the Banks pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

     Section 13.6 Employment of Agents and Counsel. Administrative Agent may execute any of its duties as Administrative Agent hereunder and under any other Loan Paper by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Banks, except as to money or securities received by it or

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its  authorized  agents,  for the  default or  misconduct  of any such agents or attorneys-in-fact selected by it with reasonable care. Administrative Agent shall be entitled to advice of counsel concerning the contractual arrangement between Administrative Agent and the Banks and all matters pertaining to Administrative Agent's duties hereunder and under any other Loan Paper.

     Section 13.7 Reliance on Documents; Counsel. Administrative Agent shall be entitled to rely upon any Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons, and, in respect to legal matters, upon the opinion of counsel selected by Administrative Agent, which counsel may be employees of Administrative Agent.

     Section 13.8 Administrative Agent's Reimbursement and Indemnification. Banks agree to reimburse and indemnify Administrative Agent ratably in proportion to their respective Commitments (or, if the Commitments have been terminated, in proportion to their Commitments immediately prior to such termination) (i) for any amounts not reimbursed by Parent or Borrower for which Administrative Agent is entitled to reimbursement by Parent or Borrower under the Loan Papers, (ii) for any other expenses incurred by Administrative Agent on behalf of the Banks, in connection with the preparation, execution, delivery, administration and enforcement of the Loan Papers (including, without limitation, for any expenses incurred by Administrative Agent in connection with any dispute between Administrative Agent and any Bank or between two or more of the Banks) and (iii) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against Administrative Agent in any way relating to or arising out of the Loan Papers or any other document delivered in connection therewith or the transactions contemplated thereby (including, without limitation, for any such amounts incurred by or asserted against Administrative Agent in connection with any dispute between Administrative Agent and any Bank or between two or more of the Banks), or the enforcement of any of the terms of the Loan Papers or of any such other documents; provided that no Bank shall be liable for any of the foregoing to the extent any of the foregoing is found in a final non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of Administrative Agent. The obligations of the Banks under this Section 13.8 shall survive payment of the Obligations and termination of this Agreement.

     Section 13.9 Notice of Default. Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless Administrative Agent has received written notice from a Bank, Parent or Borrower referring to this Agreement describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that Administrative Agent receives such a notice, Administrative Agent shall give prompt notice thereof to the Banks.

     Section 13.10 Rights as a Bank. In the event Administrative Agent is a Bank, Administrative Agent shall have the same rights and powers hereunder and under any other Loan Paper with respect to its Commitment and its Revolving Loans as any Bank and may exercise the same as though it were not Administrative Agent, and the term "Bank" or "Banks" shall, at any time when Administrative Agent is a Bank, unless the context otherwise indicates, include in its individual capacity. Administrative Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or

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other  transaction,  in addition to those  contemplated by this Agreement or any other Loan Paper, with Parent, Borrower or any of their Subsidiaries in which Parent, Borrower or such Subsidiary is not restricted hereby from engaging with any other Person.

     Section 13.11 Bank Credit Decision. Each Bank acknowledges that it has, independently and without reliance upon Administrative Agent, Sole Lead Arranger, Book Manager or any other Agent or Bank and based on the financial statements prepared by Parent and/or Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Loan Papers. Each Bank also acknowledges that it will, independently and without reliance upon Administrative Agent, Sole Lead Arranger, Book Manager or any other Agent or Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Papers.

     Section 13.12 Successor Administrative Agent. Administrative Agent may resign at any time by giving written notice thereof to Banks and Borrower, such resignation to be effective upon the appointment of a successor Administrative Agent or, if no successor Administrative Agent has been appointed, forty-five
(45) days after the retiring Administrative Agent gives notice of its intention to resign. Administrative Agent may be removed at any time with or without cause by written notice received by Administrative Agent from Required Banks, such removal to be effective on the date specified by Required Banks. Upon any such resignation or removal, Required Banks shall have the right to appoint, on behalf of Parent, Borrower and the Banks, a successor Administrative Agent, which shall be approved by Parent and Borrower, such approval not to be unreasonably withheld; provided, that, Parent and Borrower shall not have the right to approve any successor Administrative Agent appointed during the continuance of any Default. If no successor Administrative Agent shall have been so appointed by Required Banks within thirty (30) days after the resigning Administrative Agent's giving notice of its intention to resign, then the resigning Administrative Agent may appoint, on behalf of Parent, Borrower and Banks, a successor Administrative Agent which shall be approved by Parent and Borrower, such approval not to be unreasonably withheld; provided, that, Parent and Borrower shall not have the right to approve any successor Administrative Agent appointed during the continuance of any Default. If Administrative Agent has resigned or been removed and no successor Administrative Agent has been appointed, Banks may perform all the duties of Administrative Agent hereunder and Borrower shall make all payments in respect of the Obligations to the applicable Bank and for all other purposes Parent and Borrower shall deal directly with the Banks. No successor Administrative Agent shall be deemed to be appointed hereunder until such successor Administrative Agent has accepted the appointment. Any such successor Administrative Agent shall be a commercial bank having capital and retained earnings of at least $100,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning or removed Administrative Agent. Upon the effectiveness of the resignation or removal of Administrative Agent, the resigning or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the Loan Papers. After the effectiveness of the resignation or removal of an Administrative Agent, the provisions of this Article XIII shall

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continue  in effect for the benefit of such  Administrative  Agent in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent hereunder and under the other Loan Papers. In the event that there is a successor to Administrative Agent by merger, or Administrative Agent assigns its duties and obligations to an Affiliate pursuant to this
Section 13.12, then the term "Prime Rate" as used in this Agreement shall mean the prime rate, base rate or other analogous rate of the new Administrative Agent.

     Section 13.13 Delegation to Affiliates. Parent, Borrower and Banks agree that Administrative Agent may delegate any of its duties under this Agreement to any of its Affiliates. Any such Affiliate (and such Affiliate's directors, officers, agents and employees) which performs duties in connection with this Agreement shall be entitled to the same benefits of the indemnification, waiver and other protective provisions to which Administrative Agent is entitled under
Article XIII and Article XIV.

     Section 13.14 Execution of Collateral Documents. Without limiting the powers and authority of Administrative Agent described herein, the Banks hereby empower and authorize Administrative Agent to execute and deliver to Parent and Borrower (as applicable) on their behalf the Mortgages, the Amendments to Mortgages, the Parent Pledge Agreements, the Subsidiary Pledge Agreements and all related financing statements and any other financing statements, agreements, documents or instruments as shall be necessary or appropriate to effect the purposes of the foregoing instruments.

     Section 13.15 Collateral Releases. Banks hereby empower and authorize Administrative Agent to execute and deliver to Parent and Borrower (as applicable) on their behalf any agreements, documents or instruments as shall be necessary or appropriate to effect any releases of collateral which shall be permitted by the terms hereof or of any other Loan Paper or which shall otherwise have been approved by Required Banks (or, if required by the terms of Section 15.5, all of the Banks) in writing.

     Section 13.16 Agents. None of the Banks identified in this Agreement as a "Documentation Agent" and/or a "Syndication Agent" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Banks as such. Without limiting the foregoing, none of such Documentation Agents or Syndication Agents shall have or be deemed to have a fiduciary relationship with any Bank. Each Bank hereby makes the same acknowledgments with respect to such Documentation Agents and Syndication Agents as it makes with respect to Administrative Agent in Section 13.11.

     Section 13.17 Bond Documents. Without limiting the power and authority of Administrative Agent described herein, Banks hereby:

          (a) appoint Administrative Agent, as Bond Purchaser, as its contractual representative under the Bond Documents and irrevocably authorize Administrative Agent to act as the contractual representative of each Bank under the Bond Documents with the rights and duties expressly set forth therein, and to hold the Bonds on behalf of the Banks, it being expressly understood and agreed, however, that Administrative Agent shall not have any fiduciary responsibilities to any Bank by reason of the Bond Documents;

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          (b) empower and authorize  Administrative Agent to execute and deliver the Bond Documents to which it is a party; and

          (c) agree that all references in this Article XIII to "Loan Papers," shall be deemed to include, without limitation, the Bond Documents.

                                  Article XIV
                             CHANGE IN CIRCUMSTANCES

     Section 14.1 Increased Cost and Reduced Return.

          (a) If, after the date hereof, the adoption of any applicable law, rule, or regulation, or any change in any applicable law, rule, or regulation, or any change in the interpretation or administration thereof by any Governmental Authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank, or comparable agency:

               (i) shall subject such Bank (or its Applicable Lending Office) to any tax, duty, or other charge with respect to any Eurodollar Loans, its Note, or its obligation to make Eurodollar Loans, or change the basis of taxation of any amounts payable to such Bank (or its Applicable Lending Office) under this Agreement or its Note in respect of any Eurodollar Loans (other than taxes imposed on the overall net income of such Bank or such Applicable Lending Office);

               (ii) shall impose, modify, or deem applicable any reserve, special deposit, assessment, compulsory loan, or similar requirement (other than the Reserve Requirement utilized in the determination of the Adjusted Eurodollar Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Bank (or its Applicable Lending Office), including the Commitment of such Bank hereunder; or

               (iii) shall impose on such Bank (or its Applicable Lending Office) or on the London interbank market any other condition affecting this Agreement or its Note or any of such extensions of credit or liabilities or commitments;

and the result of any of the foregoing is to increase the cost to such Bank (or its Applicable Lending Office) of making, Converting into, Continuing, or maintaining any Eurodollar Loans or to reduce any sum received or receivable by such Bank (or its Applicable Lending Office) under this Agreement or its Note with respect to any Eurodollar Loans, then the Borrower shall pay to such Bank on demand such amount or amounts as will compensate such Bank for such increased cost or reduction. If any Bank requests compensation by Borrower under this
Section 14.1(a), the Borrower may, by notice to such Bank (with a copy to Administrative Agent), suspend the obligation of such Bank to make or Continue Eurodollar Loans or to Convert all or part of the Base Rate Loan owing to such Bank into Eurodollar Loans, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 14.4 shall be applicable); provided, that such suspension shall not affect the right of such Bank to receive the compensation so requested.

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          (b) If, after the date hereof, any Bank shall have determined that the adoption of any applicable law, rule, or regulation regarding capital adequacy or any change therein or in the interpretation or administration thereof by any Governmental Authority, central bank, or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, central bank, or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Bank or any corporation controlling such Bank as a consequence of such Bank's obligations hereunder to a level below that which such Bank or such corporation could have achieved but for such adoption, change, request, or directive (taking into consideration its policies with respect to capital adequacy), then, from time to time upon demand, Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such reduction.

          (c) Each Bank shall promptly notify Borrower and Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section 14.1 and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to it. Any Bank claiming compensation under this Section
     14.1 shall furnish to Borrower and Administrative Agent a statement setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

     Section 14.2 Limitation on Type of Loans. If on or prior to the first day of any Interest Period for any Eurodollar Loan:

          (a) Administrative Agent determines (which determination shall be conclusive) that by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period; or

          (b) Required Banks determine (which determination shall be conclusive) and notify Administrative Agent that the Adjusted Eurodollar Rate will not adequately and fairly reflect the cost to Banks of funding Eurodollar Loans for such Interest Period;

then Administrative Agent shall give Borrower prompt notice thereof specifying the relevant Type of Revolving Loans and the relevant amounts or periods, and so long as such condition remains in effect, Banks shall be under no obligation to make additional Revolving Loans of such Type, Continue Revolving Loans of such Type, or to Convert Revolving Loans of any other Type into Revolving Loans of such Type, and Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding Revolving Loans of the affected Type, either prepay such Revolving Loans or Convert such Revolving Loans into another Type of Revolving Loan in accordance with the terms of this Agreement.

     Section 14.3 Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Bank or its Applicable Lending Office to make, maintain, or fund Eurodollar Loans hereunder, then such

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Bank shall promptly notify Borrower  thereof and such Bank's  obligation to make or Continue Eurodollar Loans and to Convert other Types of Revolving Loans into Eurodollar Loans shall be suspended until such time as such Bank may again make, maintain, and fund Eurodollar Loans (in which case the provisions of Section
14.4 shall be applicable).

     Section 14.4 Treatment of Affected Loans. If the obligation of any Bank to make particular Eurodollar Loans or to Continue Revolving Loans, or to Convert Revolving Loans of another Type into Revolving Loans of a particular Type shall be suspended pursuant to Section 14.1 or Section 14.3 hereof (Revolving Loans of such Type being herein called "Affected Loans" and such Type being herein called the "Affected Type"), such Bank's Affected Loans shall be automatically Converted into the Base Rate Loan on the last day(s) of the then current Interest Period(s) for Affected Loans (or, in the case of a Conversion required by Section 14.3 hereof, on such earlier date as such Bank may specify to Borrower with a copy to Administrative Agent) and, unless and until such Bank gives notice as provided below that the circumstances specified in Section 14.1 or Section 14.3 hereof that gave rise to such Conversion no longer exist:

          (a) to the extent that such Bank's Affected Loans have been so Converted, all payments and prepayments of principal that would otherwise be applied to such Bank's Affected Loans shall be applied instead to the Base Rate Loan; and

          (b) all Revolving Loans that would otherwise be made or Continued by such Bank as Revolving Loans of the Affected Type shall be made or Continued instead as part of the Base Rate Loan, and all Revolving Loans of such Bank that would otherwise be Converted into Revolving Loans of the Affected Type shall be Converted instead into (or shall remain) as part of the Base Rate Loan.

If such Bank gives notice to Borrower (with a copy to Administrative Agent) that the circumstances specified in Section 14.1 or Section 14.3 hereof that gave rise to the Conversion of such Bank's Affected Loans pursuant to this Section
14.4 no longer exist (which such Bank agrees to do promptly upon such circumstances ceasing to exist) at a time when Revolving Loans of the Affected Type made by other Banks are outstanding, such Bank's portion of the Base Rate Loan shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Revolving Loans of the Affected Type, to the extent necessary so that, after giving effect thereto, all Revolving Loans held by Banks holding Revolving Loans of the Affected Type and by such Bank are held pro rata (as to principal amounts, Types and Interest Periods) in accordance with their respective Commitments.

     Section 14.5 Compensation. Upon the request of any Bank, Borrower shall pay to such Bank such amount or amounts as shall be sufficient (in the reasonable opinion of such Bank) to compensate it for any loss, cost, or expense (including loss of anticipated profits) incurred by it as a result of:

          (a) any payment, prepayment, or Conversion of a Eurodollar Loan for any reason (including, without limitation, the acceleration of the Revolving Loan) on a date other than the last day of the Interest Period for such Loan; or

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          (b) any failure by the  Borrower  for any reason  (including,  without limitation, the failure of any condition precedent specified in Article VII to be satisfied) to borrow, Convert, Continue, or prepay a Eurodollar Loan on the date for such Borrowing, Conversion, Continuation, or prepayment specified in the relevant Request for Borrowing, Notice of Continuation or Conversion, or other notice of Borrowing, prepayment, Continuation, or Conversion under this Agreement.

     Section 14.6 Taxes.

          (a) Any and all payments by Borrower to or for the account of any Bank or Administrative Agent hereunder or under any other Loan Paper shall be made free and clear of and without deduction for any and all present or future Taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Bank and Administrative Agent, Taxes imposed on its income, and franchise Taxes imposed on it, by the jurisdiction under the Laws of which such Bank (or its Applicable Lending Office) or Administrative Agent (as the case may
     be) is organized or any political subdivision thereof (all such non-excluded Taxes, duties, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter referred to in this Section
     14.6 as "Non-Excluded Taxes"). If Borrower shall be required by Law to deduct any Non-Excluded Taxes from or in respect of any sum payable under this Agreement or any other Loan Paper to any Bank or Administrative Agent,
     (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 14.6) such Bank or Administrative Agent receives an amount equal to the sum it would have received had no such deductions been made, (ii) Borrower shall make such deductions, (iii) Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Law, and (iv) Borrower shall furnish to Administrative Agent, at its address set forth on Schedule 2.1 hereto, the original or a certified copy of a receipt evidencing payment thereof.

          (b) In addition, Borrower agrees to pay any and all present or future stamp or documentary Taxes and any other excise or property Taxes or charges or similar levies which arise from any payment made under this Agreement or any other Loan Paper or from the execution or delivery of, or otherwise with respect to, this Agreement or any other Loan Paper (hereinafter referred to as "Other Taxes").

          (c) Borrower agrees to indemnify each Bank and Administrative Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Non-Excluded Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 14.6) paid by such Bank or Administrative Agent (as the case may be) and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto.

          (d) Each Bank organized under the Laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Bank listed on Schedule 2.1 hereto and on or prior to the date on which it becomes a Bank in the case of each other Bank, and from time to time thereafter if requested in writing by Borrower or Administrative Agent (but only so long as such Bank remains lawfully able to do so), shall provide Borrower and Administrative Agent,

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     at the time or times  prescribed  by  applicable  Law,  with such  properly completed and executed documentation prescribed by applicable Law (or reasonably requested by Borrower) certifying that such Bank is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States, and certifying that such Bank is entitled to an exemption from or a reduced rate of tax on payments pursuant to this Agreement or any of the other Loan Papers.

          (e) For any period with respect to which a Bank has failed to provide Borrower and Administrative Agent with the appropriate form pursuant to
     Section 14.6(d) (unless such failure is due to a change in treaty, law, or regulation occurring subsequent to the date on which a form originally was required to be provided), such Bank shall not be entitled to indemnification under Section 14.6(a) or Section 14.6(b) with respect to Non-Excluded Taxes imposed by the United States; provided, however, that should a Bank, which is otherwise exempt from or subject to a reduced rate of withholding Tax, become subject to Non-Excluded Taxes because of its failure to deliver a form required hereunder, Borrower shall take such steps as such Bank shall reasonably request to assist such Bank to recover such Non-Excluded Taxes.

          (f) If Borrower is required to pay additional amounts to or for the account of any Bank pursuant to this Section 14.6, then such Bank will agree to use reasonable efforts to change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Bank, is not otherwise disadvantageous to such Bank.

          (g) Within thirty (30) days after the date of any payment of Non-Excluded Taxes, Borrower shall furnish to Administrative Agent the original or a certified copy of a receipt evidencing such payment.

          (h) Without prejudice to the survival of any other agreement of Borrower hereunder, the agreements and obligations of Borrower contained in this Section 14.6 shall survive the termination of the Commitments and the payment in full of the Notes.

     Section 14.7 Discretion of Banks as to Manner of Funding. Notwithstanding any provisions of this Agreement to the contrary, each Bank shall be entitled to fund and maintain its funding of all or any part of its Commitment in any manner it sees fit, it being understood, however, that for the purposes of this Agreement all determinations hereunder shall be made as if such Bank had actually funded and maintained each Eurodollar Loan during the Interest Period for such Eurodollar Loan through the purchase of deposits having a maturity corresponding to the last day of such Interest Period and bearing an interest rate equal to the Adjusted Eurodollar Rate for such Interest Period.

                                   Article XV
                                  MISCELLANEOUS

     Section 15.1 Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telecopy or similar writing) and shall be given, if to Administrative Agent or any Bank, at its address or telecopier number set forth on Schedule 2.1 hereto, and if given to

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Parent or Borrower, at its address or telecopy number set forth on the signature pages hereof (or in either case, at such other address or telecopy number as such party may hereafter specify for the purpose by notice to the other parties hereto). Each such notice, request or other communication shall be effective (a) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this Section 15.1 and the appropriate answerback is received or receipt is otherwise confirmed, (b) if given by mail, three (3) Domestic Business Days after deposit in the mails with first class postage prepaid, addressed as aforesaid, or (c) if given by any other means, when delivered at
the  address   specified  in  this  Section  15.1;   provided  that  notices  to
Administrative Agent under Article III or Article IV shall not be effective until received.

     Section 15.2 No Waivers. No failure or delay by Administrative Agent or any Bank in exercising any right, power or privilege hereunder or under any Note or other Loan Paper shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law or in any of the other Loan Papers.

     Section 15.3 Expenses; Indemnification.

          (a) Parent and Borrower jointly and severally agree to pay on demand all reasonable costs and expenses of each Agent (other than any
     Documentation Agent or Syndication Agent) in connection with the syndication, preparation, execution, delivery, modification, and amendment of this Agreement, the other Loan Papers, and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and expenses of counsel for Administrative Agent with respect thereto and with respect to advising Administrative Agent as to its rights and responsibilities under the Loan Papers. Parent and Borrower further jointly and severally agree to pay on demand all costs and expenses of Administrative Agent and Banks, if any (including, without limitation, reasonable attorneys' fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings, or otherwise) of the Loan Papers and the other documents to be delivered hereunder.

          (b) PARENT AND BORROWER JOINTLY AND SEVERALLY AGREE TO INDEMNIFY AND HOLD HARMLESS EACH AGENT AND EACH BANK AND EACH OF THEIR AFFILIATES AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, AND ADVISORS (EACH, AN "INDEMNIFIED PARTY") FROM AND AGAINST ANY AND ALL CLAIMS,
     DAMAGES, LOSSES, LIABILITIES, COSTS, AND EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES) THAT MAY BE INCURRED BY OR ASSERTED OR AWARDED AGAINST ANY INDEMNIFIED PARTY, IN EACH CASE ARISING OUT OF OR IN CONNECTION WITH OR BY REASON OF (INCLUDING, WITHOUT LIMITATION, IN CONNECTION WITH ANY INVESTIGATION, LITIGATION, OR PROCEEDING OR PREPARATION OF DEFENSE IN CONNECTION THEREWITH) THE LOAN PAPERS, ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR THE ACTUAL OR PROPOSED USE OF THE

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     PROCEEDS OF THE REVOLVING LOAN (INCLUDING ANY OF THE FOREGOING ARISING FROM
     THE NEGLIGENCE OF THE INDEMNIFIED PARTY),  EXCEPT TO THE EXTENT SUCH CLAIM,
     DAMAGE,   LOSS,   LIABILITY,   COST,  OR  EXPENSE  IS  FOUND  IN  A  FINAL,
     NON-APPEALABLE  JUDGMENT  BY A  COURT  OF  COMPETENT  JURISDICTION  TO HAVE
     RESULTED  FROM  SUCH  INDEMNIFIED   PARTY'S  GROSS  NEGLIGENCE  OR  WILLFUL
     MISCONDUCT. IN THE CASE OF AN INVESTIGATION, LITIGATION OR OTHER PROCEEDING TO WHICH THE INDEMNITY IN THIS SECTION 15.3 APPLIES, SUCH INDEMNITY SHALL BE EFFECTIVE WHETHER OR NOT SUCH INVESTIGATION, LITIGATION OR PROCEEDING IS BROUGHT BY CREDIT PARTIES, ITS DIRECTORS, SHAREHOLDERS OR CREDITORS OR AN INDEMNIFIED PARTY OR ANY OTHER PERSON OR ANY INDEMNIFIED PARTY IS OTHERWISE A PARTY THERETO AND WHETHER OR NOT THE TRANSACTIONS CONTEMPLATED HEREBY ARE CONSUMMATED. PARENT AND BORROWER JOINTLY AND SEVERALLY AGREE NOT TO ASSERT ANY CLAIM AGAINST ANY AGENT, ANY BANK, ANY OF THEIR AFFILIATES, OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS, AGENTS, AND ADVISERS, ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL, OR PUNITIVE DAMAGES ARISING OUT OF OR OTHERWISE RELATING TO THE LOAN PAPERS, ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR THE ACTUAL OR PROPOSED USE OF THE PROCEEDS OF THE REVOLVING LOAN.

          (c) Without prejudice to the survival of any other agreement of Parent or Borrower hereunder, the agreements and obligations of Parent and Borrower contained in this Section 15.3 shall survive the payment in full of the Revolving Loan and all other amounts payable under this Agreement.

     Section 15.4 Right of Set-off; Adjustments.

          (a) Upon the occurrence and during the continuance of any Event of Default, each Bank (and each of its Affiliates) is hereby authorized at any time and from time to time, to the fullest extent permitted by Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank (or any of its Affiliates) to or for the credit or the account of any Credit Party against any and all of the Obligations, irrespective of whether such Bank shall have made any demand under this Agreement or Note held by such and although such obligations may be unmatured. Each Bank agrees promptly to notify the affected Credit Party after any such set-off and application made by such Bank; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Bank under this Section
     15.4 are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Bank may have.

          (b) If any Bank (a "benefitted Bank") shall at any time receive any payment of all or part of the amounts owing to it, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, or otherwise), in a greater proportion than any such payment to or collateral received by any other Bank, if any, in respect of such other Bank's amounts owing to it, or interest thereon, such

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     benefitted   Bank  shall   purchase   for  cash  from  the  other  Banks  a
     participating interest in such portion of each such other Bank's amounts owing to it, or shall provide such other Banks with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Bank to share the excess payment or benefits of such collateral or proceeds ratably with each other Bank; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefitted Bank, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. Borrower agrees that any Bank so purchasing a participation from a Bank pursuant to this Section 15.4 may, to the fullest extent permitted by Law, exercise all of its rights of payment (including the right of set-off) with respect to such participation as fully as if such Person were the direct creditor of Borrower in the amount of such participation.

     Section 15.5 Amendments and Waivers. Any provision of this Agreement, the Notes or any other Loan Paper may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by Parent, Borrower and Required Banks (and, if the rights or duties of any Agent are affected thereby, by such Agent); provided that no such amendment or waiver shall, unless signed by all Banks, (a) increase the Commitment of any Bank, (b) reduce the principal of or rate of interest on any Revolving Loan or any fees or other amounts payable hereunder or for termination of any Commitment, (c) change the percentage of the Total Commitment, or the number of Banks which shall be required for Banks or any of them to take any action under this Section 15.5 or any other provision of this Agreement, (d) extend the due date for, or forgive any principal, interest, fees or reimbursement obligations due hereunder, (e) release any material guarantor or other material party liable for all or any part of the Obligations or release any material part of the collateral for the Obligations or any part thereof other than releases required pursuant to sales of collateral which are expressly permitted by Section 10.5 hereof, or (f) amend or modify any of the provisions of Article V hereof or the definitions of any terms defined therein.

     Section 15.6 Survival. All representations, warranties and covenants made by any Credit Party herein or in any certificate or other instrument delivered by it or in its behalf under the Loan Papers shall be considered to have been relied upon by Banks and shall survive the delivery to Banks of such Loan Papers or the extension of the Revolving Loan (or any part thereof), regardless of any investigation made by or on behalf of Banks. The indemnity provided in Section 15.3(b) herein shall survive the repayment of all credit advances hereunder and/or the discharge or release of any Lien granted hereunder or in any other Loan Paper, contract or agreement between Borrower or any other Credit Party and any Agent or any Bank.

     Section 15.7 Limitation on Interest. Regardless of any provision contained in the Loan Papers, Banks shall never be entitled to receive, collect, or apply, as interest on the Revolving Loan, any amount in excess of the Maximum Lawful Rate, and in the event any Bank ever receives, collects or applies as interest any such excess, such amount which would be deemed excessive interest shall be deemed a partial prepayment of principal and treated hereunder as such; and if the Revolving Loan is paid in full, any remaining excess shall promptly be paid to Borrower. In determining whether or not the interest paid or payable under any specific contingency exceeds the Maximum Lawful Rate, Parent, Borrower and Banks shall, to the extent permitted under applicable Law, (a) characterize any non-principal payment as an expense, fee or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof and (c) amortize, prorate,

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allocate and spread, in equal parts, the total amount of the interest throughout the entire contemplated term of the Notes, so that the interest rate is the Maximum Lawful Rate throughout the entire term of the Notes; provided, however, that if the unpaid principal balance thereof is paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Lawful Rate, Banks shall refund to Borrower the amount of such excess and, in such event, Banks shall not be subject to any penalties provided by any Laws for contracting for, charging, taking, reserving or receiving interest in excess of the Maximum Lawful Rate.

     Section 15.8 Invalid Provisions. If any provision of the Loan Papers is held to be illegal, invalid, or unenforceable under present or future Laws effective during the term thereof, such provision shall be fully severable, the Loan Papers shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part thereof, and the remaining provisions thereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance therefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision there shall be added automatically as a part of the Loan Papers a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid and enforceable.

     Section 15.9 Waiver of Consumer Credit Laws. Pursuant to Chapter 346 of the Texas Finance Code, as amended, Parent and Borrower agree that such Chapter 346 shall not govern or in any manner apply to the Revolving Loan.

     Section 15.10 Assignments and Participations.

          (a) Successors and Assigns. The terms and provisions of the Loan Papers shall be binding upon and inure to the benefit of Parent, Borrower and Banks and their respective successors and assigns permitted hereby, except that (i) neither Parent nor Borrower shall have the right to assign its rights or obligations under the Loan Papers without the prior written consent of each Bank, (ii) any assignment by any Bank must be made in compliance with Section 15.10(c), and (iii) any transfer by participation must be made in compliance with Section 15.10(b). Any attempted assignment or transfer by any party not made in compliance with this Section 15.10(a) shall be null and void, unless such attempted assignment or transfer is treated as a participation in accordance with Section 15.10(b). The parties to this Agreement acknowledge that clause (ii) of this Section 15.10(a) relates only to absolute assignments and this Section 15.10(a) does not prohibit assignments creating security interests, including, without limitation, (x) any pledge or assignment by any Bank of all or any portion of its rights under this Agreement and any Note to a Federal Reserve Bank or (y) in the case of a Bank which is a Fund, any pledge or assignment of all or any portion of its rights under this Agreement and any Note to its trustee in support of its obligations to its trustee; provided, however, that no such pledge or assignment creating a security interest shall release the transferor Bank from its obligations hereunder unless and until the parties thereto have complied with the provisions of Section 15.10(c). Administrative Agent may treat the Person which made any Revolving Loan or which holds any Note as the owner thereof for all purposes hereof unless and until such Person complies with Section 15.10(c); provided, however, that Administrative Agent may in its discretion (but shall not be required

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     to) follow  instructions  from the Person which made any Revolving  Loan or which holds any Note to direct payments relating to such Revolving Loan or Note to another Person. Any assignee of the rights to any Revolving Loan or any Note agrees by acceptance of such assignment to be bound by all the terms and provisions of the Loan Papers. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the owner of the rights to any Revolving Loan (whether or not a Note has been issued in evidence thereof), shall be conclusive and binding on any subsequent holder or assignee of the rights to such Revolving Loan.

          (b) Participations.

               (i) Any Bank may at any time sell to one or more banks or other entities ("Participants") participating interests in any Revolving Loan owing to such Bank, any Note held by such Bank, any Commitment of such Bank or any other interest of such Bank under the Loan Papers. In the event of any such sale by a Bank of participating interests to a Participant, such Bank's obligations under the Loan Papers shall remain unchanged, such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations, such Bank shall remain the owner of its Revolving Loans and the holder of any Note issued to it in evidence thereof for all purposes under the Loan Papers, all amounts payable by Borrower under this Agreement shall be determined as if such Bank had not sold such participating interests, and Parent, Borrower and Administrative Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under the Loan Papers.

               (ii) Each Bank shall retain the sole right to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Papers other than any amendment, modification or waiver with respect to any Revolving Loan or Commitment in which such Participant has an interest which would require consent of all of the Banks pursuant to the terms of Section
          15.5 or of any other Loan Paper.

               (iii) Parent and Borrower agree that each Participant shall be deemed to have the right of setoff provided in Section 15.4 in respect of its participating interest in amounts owing under the Loan Papers to the same extent as if the amount of its participating interest were owing directly to it as a Bank under the Loan Papers; provided, that each Bank shall retain the right of setoff provided in Section 15.4 with respect to the amount of participating interests sold to each Participant. Banks agree to share with each Participant, and each Participant, by exercising the right of setoff provided in Section 15.4, agrees to share with each Bank, any amount received pursuant to the exercise of its right of setoff, such amounts to be shared in accordance with Section 15.4 as if each Participant were a Bank. Parent and Borrower further agree that each Participant shall be entitled to the yield protection provisions contained in Article XIV to the same extent as if it were a Bank and had acquired its interest by assignment pursuant to Section 15.10(c); provided, that (A) a Participant shall not be entitled to receive any greater payment under
          Article XIV than the Bank who sold the participating interest to such Participant would have received had it retained such interest for its own account, unless the sale of such interest to such Participant is made with the prior written consent of Parent and Borrower, and (B)

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          any Participant not  incorporated  under the laws of the United States of America or any State thereof agrees to comply with the provisions of Section 14.6 to the same extent as if it were a Bank.

          (c) Assignments.

               (i) Any Bank may at any time assign to one or more banks or other entities ("Purchasers") all or any part of its rights and obligations under the Loan Papers. The parties to such assignment shall execute and deliver an Assignment and Acceptance Agreement (herein so called) which shall be substantially in the form of Exhibit K or in such other form as may be agreed to by the parties thereto. Each such assignment with respect to a Purchaser which is not a Bank or an Affiliate of a Bank or an Approved Fund shall either be in an amount equal to the entire applicable Commitment and Revolving Loans of the assigning Bank or (unless each of Parent, Borrower and Administrative Agent otherwise consents) be in an aggregate amount not less than $5,000,000. The amount of the assignment shall be based on the Commitment or outstanding Revolving Loans (if the Commitment has been terminated) subject to the assignment, determined as of the date of such assignment or as of the "Effective Date," if the "Effective Date" is specified in the Assignment and Acceptance Agreement.

               (ii) The consent of Parent and Borrower shall be required prior to an assignment becoming effective unless Purchaser is a Bank, an Affiliate of a Bank or an Approved Fund, provided that neither the consent of Parent nor Borrower shall be required if a Default has occurred and is continuing. The consent of Administrative Agent shall be required prior to an assignment becoming effective unless the Purchaser is a Bank, an Affiliate of a Bank or an Approved Fund. The consent of Letter of Credit Issuer shall be required prior to an assignment of a Commitment becoming effective unless Purchaser is a Bank, an Affiliate of a Bank or an Approved Fund. Any consent required under this Section 15.10(c)(ii) shall not be unreasonably withheld or delayed.

               (iii) Upon (A) delivery to Administrative Agent of an Assignment and Acceptance Agreement, together with any consents required by
          Section 15.10(c)(i) and (ii), and (B) payment of a $3,500 fee to Administrative Agent for processing such assignment (unless such fee is waived by Administrative Agent), such assignment shall become effective on the effective date specified in such Assignment and Acceptance Agreement. On and after the effective date of such assignment, such Purchaser shall for all purposes be a Bank party to this Agreement and any other Loan Paper executed by or on behalf of Banks and shall have all the rights and obligations of a Bank under the Loan Papers, to the same extent as if it were an original party thereto, and the transferor Bank shall be released with respect to the Commitment and Revolving Loans assigned to such Purchaser without any further consent or action by Parent, Borrower, Banks or Administrative Agent. In the case of an assignment covering all of the assigning Bank's rights and obligations under this Agreement, such Bank shall cease to be a Bank hereunder but shall continue to be entitled to the benefits of, and subject to, those provisions of this Agreement and the other Loan Papers which survive payment of the Obligations and termination of the applicable agreement. Any assignment or transfer by a Bank of rights or obligations under this Agreement that does not comply with this Section 15.10(c) shall be treated for purposes of this Agreement as a sale by such Bank of a participation in such rights and obligations in accordance with Section 15.10(b). Upon the consummation of any assignment to a Purchaser pursuant to this Section 15.10(c), the transferor Bank, Administrative Agent and Borrower shall make appropriate arrangements so that new Notes or, as appropriate, replacement Notes are issued to such transferor Bank and new Notes or, as appropriate, replacement Notes, are issued to such Purchaser, in each case in principal amounts reflecting their respective Commitments, as adjusted pursuant to such assignment.

               (iv) Administrative Agent, acting solely for this purpose as an agent of Borrower, shall maintain at one of its offices in Chicago, Illinois or Dallas, Texas a copy of each Assignment and Acceptance Agreement delivered to it and a register for the recordation of the names and addresses of the Banks, and the Commitments of, and principal amounts of the Revolving Loans owing to, each Bank pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and Borrower, Administrative Agent and Banks may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Bank hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by Parent, Borrower and any Bank, at any reasonable time and from time to time upon reasonable prior notice.

          (d) Dissemination of Information. Parent and Borrower authorize each Bank to disclose to any Participant or Purchaser or any other Person acquiring an interest in the Loan Papers by operation of law (each a "Transferee") and any prospective Transferee any and all information in such Bank's possession concerning the creditworthiness of Parent, Borrower and their Subsidiaries, including, without limitation, any information contained in any financial reports; provided, that, each Transferee and prospective Transferee agrees to be bound by Section 15.17 of this Agreement.

          (e) Tax Treatment. If any interest in any Loan Paper is transferred to any Transferee which is not incorporated under the laws of the United States or any State thereof, the transferor Bank shall cause such Transferee, concurrently with the effectiveness of such transfer, to comply with the provisions of Section 14.6(d).

     Section 15.11 TEXAS LAW. THIS AGREEMENT, EACH NOTE AND THE OTHER LOAN PAPERS HAVE BEEN EXECUTED AND DELIVERED IN THE STATE OF TEXAS AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA, EXCEPT TO THE EXTENT THAT THE LAWS OF ANY STATE IN WHICH ANY PROPERTY INTENDED AS SECURITY FOR THE OBLIGATIONS IS LOCATED NECESSARILY GOVERN (A) THE PERFECTION AND PRIORITY OF THE LIENS IN FAVOR OF ADMINISTRATIVE AGENT AND BANKS WITH RESPECT TO SUCH PROPERTY, AND (B) THE EXERCISE OF ANY REMEDIES (INCLUDING FORECLOSURE) WITH RESPECT TO SUCH PROPERTY.

     Section 15.12 Consent to Jurisdiction; Waiver of Immunities.

          (a) Parent and Borrower hereby irrevocably submit to the jurisdiction of any Texas State or Federal court sitting in the Northern District of Texas over any action or proceeding arising out of or relating to this Agreement or any other Loan Papers, and Parent and Borrower hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such Texas State or Federal court. As an alternative, Parent and Borrower irrevocably consent to the service of any and all process in any such action or proceeding by the mailing (which shall be by registered mail) of copies of such process to such Person at its address specified in Section 15.1. Parent and Borrower agree that a final judgment on any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

          (b) Nothing in this Section 15.12 shall affect any right of Banks to serve legal process in any other manner permitted by Law or affect the right of any Bank to bring any action or proceeding against any Credit Party or their properties in the courts of any other jurisdictions.

          (c) To the extent that Parent or Borrower has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, such Person hereby irrevocably waives such immunity in respect of its obligations under this Agreement and the other Loan Papers.

     Section 15.13 Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Subject to the terms and conditions herein set forth (including, without limitation, the execution and delivery of the Certificate of Effectiveness), this Agreement shall become effective when Administrative Agent shall have received counterparts hereof signed by all of the parties hereto or, in the case of any Bank as to which an executed counterpart shall not have been received, Administrative Agent shall have received telegraphic or other written confirmation from such Bank of execution of a counterpart hereof by such Bank.

     Section 15.14 No Third Party Beneficiaries. Except for the provisions hereof inuring to the benefit of Agents not a party to this Agreement, it is expressly intended that there shall be no third party beneficiaries of the covenants, agreements, representations or warranties herein contained other than third party beneficiaries permitted pursuant to Section 15.10.

     Section 15.15 COMPLETE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN PAPERS COLLECTIVELY REPRESENT THE FINAL AGREEMENT BY AND AMONG BANKS, AGENTS AND THE CREDIT PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF BANKS, AGENTS, AND THE CREDIT PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG BANKS, AGENTS, AND THE CREDIT PARTIES.

Section 15.16 WAIVER OF JURY TRIAL. PARENT, BORROWER, ADMINISTRATIVE AGENT AND BANKS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN PAPERS AND FOR ANY COUNTERCLAIM THEREIN.

     Section 15.17 Confidentiality. Administrative Agent and each Bank (each, a "Lending Party") agrees to keep confidential any information furnished or made available to it by any Credit Party pursuant to this Agreement that is marked confidential; provided, that nothing herein shall prevent any Lending Party from disclosing such information (a) to any other Lending Party or any Affiliate of any Lending Party, or any officer, director, employee, agent, or advisor of any Lending Party or any Affiliate of any Lending Party, (b) to any other Person if reasonably incidental to the administration of the credit facility provided herein, (c) as required by any Law, rule or regulation, (d) upon the order of any court or administrative agency, (e) upon the request or demand of any regulatory agency or authority, (f) that is or becomes available to the public or that is or becomes available to any Lending Party other than as a result of a disclosure by any Lending Party prohibited by this Agreement, (g) in connection with any litigation to which such Lending Party or any of its affiliates may be a party, (h) to the extent necessary in connection with the exercise of any remedy under this Agreement or any other Loan Paper, and (i) subject to provisions substantially similar to those contained in this Section 15.17, to any actual or proposed participant or assignee. Notwithstanding anything herein to the contrary, confidential information shall not include, and each party to any of the Loan Papers and their respective Affiliates (and the respective partners, directors, officers, employees, advisors, representatives and other agents of each of the foregoing and their Affiliates) may disclose to any and all Persons, without limitation of any kind (i) any information with respect to the U.S. federal and state income tax treatment of the transactions contemplated hereby and any facts that may be relevant to understanding such tax treatment, which facts shall not include for this purpose the names of the parties or any other Person named herein, or information that would permit identification of the parties or such other Persons, or any pricing terms or other nonpublic business or financial information that is unrelated to such tax treatment or facts, and (ii) all materials of any kind (including opinions or other tax analyses) relating to such tax treatment or facts that are provided to any of the Persons referred to above, and it is hereby confirmed that each of the Persons referred to above has been authorized to make such disclosures since the commencement of discussions regarding the transactions contemplated hereby.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective Authorized Officers on the day and year first above written.

                           [signature pages to follow]

                                SIGNATURE PAGE TO
                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
                                  BY AND AMONG
                  DENBURY RESOURCES INC., AS PARENT GUARANTOR,
                       DENBURY ONSHORE, LLC, AS BORROWER,
                     BANK ONE, NA, AS ADMINISTRATIVE AGENT,
                      THE OTHER AGENTS A PARTY THERETO, AND
                        THE FINANCIAL INSTITUTIONS LISTED
                        ON SCHEDULE 2.1 THERETO, AS BANKS


                                                   Signature Page

BORROWER:

DENBURY ONSHORE, LLC,
a Delaware limited liability company

By:
         -----------------------------------------------------------------------
         Phil Rykhoek,
         Senior Vice President and Chief Financial Officer


Address for Notice:

5100 Tennyson Parkway
Suite 3000
Plano, Texas  75024
Fax No. (972) 673-2150


PARENT:

DENBURY RESOURCES INC.,
a Delaware corporation

By:
         -----------------------------------------------------------------------
         Phil Rykhoek,
         Senior Vice President and Chief Financial Officer

Address for Notice:

5100 Tennyson Parkway
Suite 3000
Plano, Texas  75024
Fax No. (972) 673-2150



                                 Signature Page

                                SIGNATURE PAGE TO
                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
                                  BY AND AMONG
                  DENBURY RESOURCES INC., AS PARENT GUARANTOR,
                       DENBURY ONSHORE, LLC, AS BORROWER,
                     BANK ONE, NA, AS ADMINISTRATIVE AGENT,
                      THE OTHER AGENTS A PARTY THERETO, AND
                        THE FINANCIAL INSTITUTIONS LISTED
                        ON SCHEDULE 2.1 THERETO, AS BANKS



ADMINISTRATIVE AGENT:
--------------------

BANK ONE, NA,
as Administrative Agent


By:
         --------------------------------------------
         J. Scott Fowler,
         Director, Capital Markets



BANKS:

BANK ONE, NA


By:
         --------------------------------------------
         J. Scott Fowler,
         Director, Capital Markets




                                 Signature Page

                                SIGNATURE PAGE TO
                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
                                  BY AND AMONG
                  DENBURY RESOURCES INC., AS PARENT GUARANTOR,
                       DENBURY ONSHORE, LLC, AS BORROWER,
                     BANK ONE, NA, AS ADMINISTRATIVE AGENT,
                      THE OTHER AGENTS A PARTY THERETO, AND
                        THE FINANCIAL INSTITUTIONS LISTED
                        ON SCHEDULE 2.1 THERETO, AS BANKS



SYNDICATION AGENT:
-----------------

CREDIT LYONNAIS NEW YORK BRANCH,
as Syndication Agent


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



BANKS:

CREDIT LYONNAIS NEW YORK BRANCH


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------






                                 Signature Page

                                SIGNATURE PAGE TO
                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
                                  BY AND AMONG
                  DENBURY RESOURCES INC., AS PARENT GUARANTOR,
                       DENBURY ONSHORE, LLC, AS BORROWER,
                     BANK ONE, NA, AS ADMINISTRATIVE AGENT,
                      THE OTHER AGENTS A PARTY THERETO, AND
                        THE FINANCIAL INSTITUTIONS LISTED
                        ON SCHEDULE 2.1 THERETO, AS BANKS



SYNDICATION AGENT:
-----------------

FORTIS CAPITAL CORP.,
as Syndication Agent


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



BANKS:

FORTIS CAPITAL CORP.


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



                                 Signature Page

                                SIGNATURE PAGE TO
                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
                                  BY AND AMONG
                  DENBURY RESOURCES INC., AS PARENT GUARANTOR,
                       DENBURY ONSHORE, LLC, AS BORROWER,
                     BANK ONE, NA, AS ADMINISTRATIVE AGENT,
                      THE OTHER AGENTS A PARTY THERETO, AND
                        THE FINANCIAL INSTITUTIONS LISTED
                        ON SCHEDULE 2.1 THERETO, AS BANKS



DOCUMENTATION AGENT:
-------------------

UNION BANK OF CALIFORNIA, N.A.,
as Documentation Agent


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



BANKS:

UNION BANK OF CALIFORNIA, N.A.


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------


                                 Signature Page

                                SIGNATURE PAGE TO
                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
                                  BY AND AMONG
                  DENBURY RESOURCES INC., AS PARENT GUARANTOR,
                       DENBURY ONSHORE, LLC, AS BORROWER,
                     BANK ONE, NA, AS ADMINISTRATIVE AGENT,
                      THE OTHER AGENTS A PARTY THERETO, AND
                        THE FINANCIAL INSTITUTIONS LISTED
                        ON SCHEDULE 2.1 THERETO, AS BANKS



DOCUMENTATION AGENT:
-------------------

COMERICA BANK,
as Documentation Agent


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



BANKS:

COMERICA BANK


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



                                 Signature Page

                                SIGNATURE PAGE TO
                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
                                  BY AND AMONG
                  DENBURY RESOURCES INC., AS PARENT GUARANTOR,
                       DENBURY ONSHORE, LLC, AS BORROWER,
                     BANK ONE, NA, AS ADMINISTRATIVE AGENT,
                      THE OTHER AGENTS A PARTY THERETO, AND
                        THE FINANCIAL INSTITUTIONS LISTED
                        ON SCHEDULE 2.1 THERETO, AS BANKS



BANKS:

FLEET NATIONAL BANK


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------











                                 Signature Page

                                SIGNATURE PAGE TO
                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
                                  BY AND AMONG
                  DENBURY RESOURCES INC., AS PARENT GUARANTOR,
                       DENBURY ONSHORE, LLC, AS BORROWER,
                     BANK ONE, NA, AS ADMINISTRATIVE AGENT,
                      THE OTHER AGENTS A PARTY THERETO, AND
                        THE FINANCIAL INSTITUTIONS LISTED
                        ON SCHEDULE 2.1 THERETO, AS BANKS



BANKS:

WELLS FARGO BANK, N.A.


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------










                                 Signature Page

                                SIGNATURE PAGE TO
                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
                                  BY AND AMONG
                  DENBURY RESOURCES INC., AS PARENT GUARANTOR,
                       DENBURY ONSHORE, LLC, AS BORROWER,
                     BANK ONE, NA, AS ADMINISTRATIVE AGENT,
                      THE OTHER AGENTS A PARTY THERETO, AND
                        THE FINANCIAL INSTITUTIONS LISTED
                        ON SCHEDULE 2.1 THERETO, AS BANKS



BANKS:

BANK OF SCOTLAND


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------














                                 Signature Page

                                SIGNATURE PAGE TO
                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
                                  BY AND AMONG
                  DENBURY RESOURCES INC., AS PARENT GUARANTOR,
                       DENBURY ONSHORE, LLC, AS BORROWER,
                     BANK ONE, NA, AS ADMINISTRATIVE AGENT,
                      THE OTHER AGENTS A PARTY THERETO, AND
                        THE FINANCIAL INSTITUTIONS LISTED
                        ON SCHEDULE 2.1 THERETO, AS BANKS



BANKS:

COMPASS BANK


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------









                                 Signature Page

                                SIGNATURE PAGE TO
                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
                                  BY AND AMONG
                  DENBURY RESOURCES INC., AS PARENT GUARANTOR,
                       DENBURY ONSHORE, LLC, AS BORROWER,
                     BANK ONE, NA, AS ADMINISTRATIVE AGENT,
                      THE OTHER AGENTS A PARTY THERETO, AND
                        THE FINANCIAL INSTITUTIONS LISTED
                        ON SCHEDULE 2.1 THERETO, AS BANKS



BANKS:

BANK OF AMERICA, N.A.


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------









                                 Signature Page

                                  SCHEDULE 2.1


                             Financial Institutions

======================================== ========================= ===========================
Banks                                       Commitment Amount        Commitment Percentage
---------------------------------------- ------------------------- ---------------------------
Bank One, NA                                  $35,454,545.45             11.8181818182%
---------------------------------------- ------------------------- ---------------------------
Credit Lyonnais New York Branch               $35,454,545.45             11.8181818182%
---------------------------------------- ------------------------- ---------------------------
Fortis Capital Corp.                          $35,454,545.45             11.8181818182%
---------------------------------------- ------------------------- ---------------------------
Union Bank of California, N.A.                $35,454,545.45             11.8181818182%
---------------------------------------- ------------------------- ---------------------------
Comerica Bank                                 $35,454,545.45             11.8181818182%
---------------------------------------- ------------------------- ---------------------------
Fleet National Bank                           $28,636,363.64             9.5454545454%
---------------------------------------- ------------------------- ---------------------------
Wells Fargo Bank, N.A.                        $28,636,363.64             9.5454545454%
---------------------------------------- ------------------------- ---------------------------
Bank of Scotland                              $28,636,363.64             9.5454545454%
---------------------------------------- ------------------------- ---------------------------
Bank of America, N.A.                         $18,409,090.91             6.1363636364%
---------------------------------------- ------------------------- ---------------------------
Compass Bank                                  $18,409,090.91             6.1363636364%
---------------------------------------- ------------------------- ---------------------------
Totals:                                      $300,000,000.00                100.00%
======================================== ========================= ===========================

=============================== ============================== =============================== ================================
Banks                              Domestic Lending Office       Eurodollar Lending Office           Address for Notice
-----                              -----------------------                                           ------------------
------------------------------- ------------------------------ ------------------------------- --------------------------------
Bank One, NA                    One Bank One Plaza             One Bank One Plaza              1717 Main Street
                                Mail Code IL1-0634             Mail Code IL1-0634              4th Floor
                                Chicago, Illinois  60670       Chicago, Illinois  60670        Mail Code TX1-2448
                                Attn:  Ken Fecko               Attn:  Ken Fecko                Dallas, Texas 75201
                                Tel. No. (312) 732-4616        Tel. No. (312) 732-4616         Attn:  J. Scott Fowler
                                Fax No. (312) 732-4840         Fax No. (312) 732-4840          Tel. No. (214) 290-2162
                                                                                               Fax No. (214) 290-2332
------------------------------- ------------------------------ ------------------------------- --------------------------------
Credit Lyonnais New York        1301 Avenue of the Americas    1301 Avenue of the Americas     1000 Louisiana, Suite 5360
Branch                          New York, New York 10019       New York, New York 10019        Houston, Texas 77002
                                Attn:  Gener David             Attn:  Gener David              Attn:  John Grandstaff
                                Tel. No. (212) 261-7747        Tel. No. (212) 261-7747         Tel. No.  (713) 890-8617
                                Fax No. (917) 849-5440         Fax No. (917) 849-5440          Fax No.  (713) 890-8668
------------------------------- ------------------------------ ------------------------------- --------------------------------
Fortis Capital Corp.            Three Stamford Plaza           Three Stamford Plaza            15455 North Dallas Parkway
                                301 Tressa Blvd.               301 Tressa Blvd.                Suite 1400
                                Stamford, CT  06901            Stamford, CT  06901             Addison, Texas  75001
                                Attn:  Tony Lopez              Attn:  Tony Lopez               Attn:  David Montgomery
                                Tel. No. (203) 705-5864        Tel. No. (203) 705-5864         Tel. No. (214) 953-9311
                                Fax No. (203) 795-5888         Fax No. (203) 795-5888          Fax No. (214) 754-5982
------------------------------- ------------------------------ ------------------------------- --------------------------------
Union Bank of California, N.A.  1980 Saturn Street, V03-251    1980 Saturn Street, V03-251     500 North Akard, Suite 4200
                                Monterey Park, CA  91755       Monterey Park, CA  91755        Dallas, TX  75201
                                Attn:  Shirley Davis           Attn:  Shirley Davis            Attn:  Ali Ahmed
                                Tel. No. (323) 720-2870        Tel. No. (323) 720-2870         Tel. No.  (214) 922-4207
                                Fax No. (323) 720-2252 / 51    Fax No. (323) 720-2252 / 51     Fax No.  (214) 922-4209
------------------------------- ------------------------------ ------------------------------- --------------------------------
Comerica Bank                   39200 West 6 Mile Road         39200 West 6 Mile Road          1601 Elm Street, 2nd Floor,
                                Lavonia, MI  48152             Lavonia, MI  48152              MC6593
                                Attn:  Debralyn Brown          Attn:  Debralyn Brown           Dallas, TX  75201
                                Tel. No.  (734) 632-7021       Tel. No.  (734) 632-7021        Attn:  Michele L. Jones
                                Fax No.  (734) 632-7021        Fax No.  (734) 632-7021         Tel. No.  (214) 969-6563
                                                                                               Fax No.  (214) 969-6561
------------------------------- ------------------------------ ------------------------------- --------------------------------
Fleet National Bank             100 Federal Street             100 Federal Street              100 Federal Street
                                MA DE 10008A                   MA DE 10008A                    MA DE 10008A
                                Boston, MA 02110               Boston, MA 02110                Boston, MA 02110
                                Attn:  Cassandra Roberson      Attn:  Cassandra Roberson       Attn:  Cassandra Roberson
                                Tel. No. (617) 434-3936        Tel. No. (617) 434-3936         Tel. No. (617) 434-3936
                                Fax No.  (617) 434-0201        Fax No.  (617) 434-0201         Fax No.  (617) 434-0201
------------------------------- ------------------------------ ------------------------------- --------------------------------

                                 Schedule 2.1-1

Wells Fargo Bank, N.A.          1740 Broadway                  1740 Broadway                   1445 Ross Avenue, Suite 2360
                                MAC# C7300-034                 MAC# C7300-034                  MAC# T5303-233
                                Denver, CO 80274               Denver, CO 80274                Dallas, Texas 75202
                                Attn:  Tanya Ivie              Attn:  Tanya Ivie               Attn:  J. Alan Alexander, Jr.
                                Tel. No. (303) 863-6102        Tel. No. (303) 863-6102         Tel. No. (214) 661-1237
                                Fax No.  (303) 863-2729        Fax No.  (303) 863-2729         Fax No.  (214) 661-1242
------------------------------- ------------------------------ ------------------------------- --------------------------------
Bank of Scotland                565 Fifth Avenue, 5th Floor    565 Fifth Avenue, 5th Floor     565 Fifth Avenue, 5th Floor
                                New York, NY  10017            New York, NY  10017             New York, NY  10017
                                Attn.  Karen Workman           Attn.  Karen Workman            Attn.  Karen Workman
                                Tel. No.  (212) 450-0877       Tel. No.  (212) 450-0877        Tel. No.  (212) 450-0877
                                Fax No.  (212) 687-4412        Fax No.  (212) 687-4412         Fax No.  (212) 687-4412
------------------------------- ------------------------------ ------------------------------- --------------------------------
Bank of America, N.A.           901 Main Street, 67th Floor    901 Main Street, 67th Floor     901 Main Street, 67th Floor
                                Dallas, Texas  75202           Dallas, Texas  75202            Dallas, Texas  75202
                                Attn:  Sharlette Wright        Attn:  Sharlette Wright         Attn:  Steven Mackenzie
                                Tel. No.  (214) 209-1150       Tel. No.  (214) 209-1150        Tel. No.  (214) 209-3680
                                Fax No.  (214) 209-3140        Fax No.  (214) 209-3140         Fax No.  (214) 209-3140
------------------------------- ------------------------------ ------------------------------- --------------------------------
Compass Bank                    24 Greeway Plaza, Suite 1400A  24 Greeway Plaza, Suite 1400A   24 Greeway Plaza, Suite 1400A
                                Houston, TX  77046             Houston, TX  77046              Houston, TX  77046
                                Attn:  Stacey R. Box           Attn:  Stacey R. Box            Attn:  Dorothy Marchand
                                Tel. No.  (713) 993-8580       Tel. No.  (713) 993-8580        Tel. No.  (713) 968-8272
                                Fax No.  (713) 968-8292        Fax No.  (713) 968-8292         Fax No.  (713) 968-8292
------------------------------- ------------------------------ ------------------------------- --------------------------------

Administrative Agent - Address:
1717 Main Street, 4th Floor
Mail Code TX1-2448
Dallas, Texas 75202
Tel. No. (214) 290-2162
Fax No. (214) 290-2332
















                                 Schedule 2.2-2

                                  SCHEDULE 2.2

                               Existing Mortgages

MINERALS MANAGEMENT SERVICE

1. Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated March 24, 2000, executed by Matrix Oil & Gas, Inc. in favor of Union Bank of California, filed on March 30, 2000, with the Minerals Management Service, as amended by that certain

     First Supplement and Amendment to Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated March 28, 2000, executed by Matrix Oil & Gas, Inc. and Union Bank of California, filed on April 4, 2000, as File Number 00691, with the Minerals Management Service, as amended by that certain

     Second  Supplement  and Amendment to Deed of Trust,  Mortgage,  Assignment,
     Security  Agreement,  Fixture  Filing and Financing  Statement  dated as of
     September 25, 2000, executed by Matrix Oil & Gas, Inc. and Union Bank of California, filed on September 28, 2000, with the Minerals Management Service and assigned by that certain

     Assignment of Note and Liens dated July 10, 2001, executed by Union Bank of California in favor of Bank of America, N.A., as administrative agent, filed on October 9, 2001, as File Number OCS-00190, with the Minerals Management Service, as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed in the office of the Minerals Management Service Adjudication Unit, on January 21, 2003, as Filing Number G22269.

2. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of September 12, 2002, from Former Borrower to Administrative Agent, filed in the office of the Minerals Management Service Adjudication Unit, on January 21, 2003, as Filing Number G22269.

3. UCC Assignment by Bank of America, N.A., as administrative agent, in favor of Administrative Agent, filed in the office of the Minerals Management Service Adjudication Unit, on January 21, 2003, in connection with original File Number OCS-0787.

     UCC Assignment in connection with original File Number OCS-0787, executed by Union Bank of California in favor of Bank of America, N.A., as administrative agent, filed with the Minerals Management Service.

4. UCC Assignment by Bank of America, N.A., as administrative agent, in favor of Administrative Agent, filed in the office of the Minerals Management Service Adjudication Unit, on January 21, 2003, in connection with original File Number OCS-00691.

                                 Schedule 2.2-1

     UCC Assignment in connection with original File Number OCS-00691, executed by Union Bank of California in favor of Bank of America, N.A., as administrative agent, filed with the Minerals Management Service.

5. UCC Assignment by Bank of America, N.A., as administrative agent, in favor of Administrative Agent, filed in the office of the Minerals Management Service Adjudication Unit, on January 21, 2003, in connection with original File Number G03386.

6.   UCC Assignment in connection with original File Number G03386,  executed by
     Union  Bank  of  California   in  favor  of  Bank  of  America,   N.A.,  as
     administrative agent, filed with the Minerals Management Service.

LOUISIANA

Acadia Parish, Louisiana

7. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production from Denbury Management, Inc. ("DMI") to Bank of America, N.A., as administrative agent, recorded on July 15, 1996, as File Number 625353, in Mortgage Book 520, Folio 442, with the Parish Clerk of Acadia Parish, Louisiana, as amended by that certain

     Amendment to Mortgages dated December 29, 1997, executed DMI and Bank of America, N.A., as administrative agent, filed on January 12, 1998, as File Number 643480, with the Parish Clerk of Acadia Parish, Louisiana., as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the Parish Clerk of Acadia Parish, Louisiana, on October 10, 2002, as File Number 704964.

8. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of March 1, 1999, from Former Borrower to Bank of America, N.A., as administrative agent, recorded on March 12, 1999 as Document Number 658835 in MOB 562, Page 36 and COB N56, Page 91, with the Parish Clerk of Acadia Parish, Louisiana, as amended by that certain

     Amendment to Mortgages dated October 13, 2000, executed by Former Borrower and Bank of America, N.A., as administrative agent, filed on November 9, 2000, as Instrument Number 680055, in Mortgage Book 593, Page 744, with the Parish Clerk of Acadia Parish, Louisiana, as assigned and amended by that certain

                                 Schedule 2.2-2

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the Parish Clerk of Acadia Parish, Louisiana, on October 10, 2002, as File Number 704964.

9. UCC-1 Financing Statement executed by Former Borrower in favor of Bank of America, N.A., as administrative agent, filed on March 12, 1999, as File Number 658835, with the Parish Clerk of Acadia Parish, Louisiana.

Ascension Parish, Louisiana

10. Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement executed by DMI to Bank of America, N.A., as administrative agent, filed on November 27, 1995, as File Number 361787, in Conveyance Book 549 and Mortgage Book 643, with the Parish Clerk of Ascension Parish, Louisiana, as assigned and amended by that certain

     Assignment and Amendment to Mortgage filed June 12, 1996, as File Number 372807, in MOB Book 667, with the Parish Clerk of Ascension Parish, Louisiana, as amended by that certain

     Amendment to Mortgages executed by DMI and Bank of America, N.A., as administrative agent, filed January 12 ,1998, as File Number 405042, in MOB Book 746, with the Parish Clerk of Ascension Parish, Louisiana, as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the Parish Clerk of Ascension Parish, Louisiana, on October 10, 2002, as File Number 526769.

11. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of September 12, 2002, from Former Borrower, to Administrative Agent, filed with the Parish Clerk of Ascension Parish, Louisiana, on October 10, 2002, as Document Number 526770.

Avoyelles Parish, Louisiana

12. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production from DMI to Bank of America, N.A., as administrative agent, filed July 15, 1996, as File Number 96-6252, in Mortgage Book 424, with the Parish Clerk of Avoyelles Parish, Louisiana; as amended by that certain

     Amendment to Mortgages dated December 29, 1997, executed by DMI and Bank of America, N.A., as administrative agent, filed January 9, 1998, as File Number 9800208, in MOB Book 438, with the Parish Clerk of Avoyelles Parish, Louisiana, as assigned and amended by that certain

                                 Schedule 2.2-3

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the Parish Clerk of Avoyelles Parish, Louisiana, on October 11, 2002, as File Number 02008095, in Book 483.

13. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of March 1, 1999, from Former Borrower to Bank of America, N.A., as administrative agent, recorded on March 12, 1999, as Clerk's File Number 9901907, MOB Book Number 450 and MIN Book Number 194, with the Parish Clerk of Avoyelles Parish, Louisiana, as amended by that certain

     Amendment to Mortgages dated October 13, 2000, executed by Former Borrower and Bank of America, N.A., as administrative agent, filed on November 9, 2000, as Instrument Number 00008196, in Mortgage Book 465, with the Parish Clerk of Avoyelles Parish, Louisiana, as amended and assigned by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the Parish Clerk of Avoyelles Parish, Louisiana, on October 11, 2002, as File Number 02008095, in Book 483.

14. UCC-1 Financing Statement executed by Former Borrower in favor of Bank of America, N.A., as administrative agent, filed on March 12, 1999, as File Number 990581, with the Parish Clerk of Avoyelles Parish, Louisiana.

Cameron Parish, Louisiana

15. Deed of Trust, Mortgage, Assignment, Security Agreement and Financing Statement executed by DMI in favor of Bank of America, N.A., as administrative agent, filed May 12, 1995, as File Number 240755, in Conveyance Book 815 and Mortgage Book 209, with the Parish Clerk of Cameron Parish, Louisiana; as assigned and amended by that certain

     Assignment and Amendment to Mortgage filed June 11, 1996, as File Number 245936, in Conveyance Book 836 and Mortgage Book 218, with the Parish Clerk of Cameron Parish, Louisiana, and as amended by that certain

     Amendment to Mortgages dated December 29, 1997, executed by DMI and Bank of America, N.A., as administrative agent, filed January 12, 1998, as File Number 253512, in Conveyance Book 869 and Mortgage Book 230, with the Parish Clerk of Cameron Parish, Louisiana, as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the Parish Clerk of Cameron Parish, Louisiana, on October 15, 2002, as File Number 277920, in Book 956, Page 273.

                                 Schedule 2.2-4

16. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production from DMI to Bank of America, N.A., as administrative agent, filed July 12, 1996, as File Number 246389, in Mortgage Book 219, with the Parish Clerk of Cameron Parish, Louisiana, as amended by that certain

     Amendment to Mortgages dated December 29, 1997, executed by DMI and Bank of America, N.A., as administrative agent, filed January 12, 1998, as File Number 253512, in Conveyance Book 869 and Mortgage Book 230, with the Parish Clerk of Cameron Parish, Louisiana, as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the Parish Clerk of Cameron Parish, Louisiana, on October 15, 2002, as File Number 277920, in Book 956, Page 273.

17. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of March 1, 1999, from Former Borrower to Bank of America, N.A., as administrative agent, recorded on March 12, 1999, as Clerk File's Number 259143 and Conveyance Book Number 892 and Mortgage Book Number 239, with the Parish Clerk of Cameron Parish, Louisiana, as amended by that certain

     Amendment to Mortgages dated October 13, 2000, executed by Former Borrower and Bank of America, N.A., as administrative agent, filed on November 13, 2000, as Instrument Number 267490, in Mortgage Book 255, with the Parish Clerk of Cameron Parish, Louisiana, as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the Parish Clerk of Cameron Parish, Louisiana, on October 15, 2002, as File Number 277920, in Book 956, Page 273.

18. UCC-1 Financing Statement executed by Former Borrower in favor of Bank of America, N.A., as administrative agent, filed on March 12, 1999, as File Number 259144, with the Parish Clerk of Cameron Parish, Louisiana.

19. Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated March 24, 2000, executed by Matrix Oil & Gas, Inc. in favor of Union Bank of California, recorded on March 30, 2000, as File Number 264321, in M.O.B. 250, with the Parish Clerk of Cameron Parish, Louisiana, as assigned by that certain

     Assignment of Note and Liens dated July 10, 2001, executed by Union Bank of California in favor of Bank of America, N.A., as administrative agent, filed on July 20, 2001, as File Number 271336, in Mortgage Book 261, with the Parish Clerk of Cameron Parish, Louisiana, as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the Parish Clerk of Cameron Parish, Louisiana, on October 15, 2002, as File Number 277920, in Book 956, Page 273.

                                 Schedule 2.2-5

20. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated January 12, 2001, executed by Former Borrower in favor of Bank of America, N.A., as administrative agent, filed on February 6, 2001, as MOB Number 257, COB Number 923, File Number 268674, with the Parish Clerk of Cameron Parish, Louisiana, as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the Parish Clerk of Cameron Parish, Louisiana, on October 15, 2002, as File Number 277920, in Book 956, Page 273.

21. UCC Financing Statement executed by Former Borrower in favor of Bank of America, N.A., as administrative agent, filed on February 6, 2001 as File Number 268675, with the Parish Clerk of Cameron Parish, Louisiana.

22. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of September 12, 2002, from Former Borrower to Administrative Agent, filed with the Parish Clerk of Cameron Parish, Louisiana, on October 15, 2002, as File Number 277921, in Book 273.

Concordia Parish, Louisiana

23. Deed of Trust, Mortgage, Assignment, Security Agreement and Financing Statement executed by DMI in favor of Bank of America, N.A., as administrative agent, filed May 12, 1995, as Document Number 208248, in COB 347, Folio 595 and MOB 270, Folio 436, with the Parish Clerk of Concordia Parish, Louisiana; as assigned and amended by that certain

     Assignment and Amendment to Mortgage filed June 10, 1996, as File Number 212988, in MOB Book 280, Folio 147, with the Parish Clerk of Concordia Parish, Louisiana; and as amended by that certain

     Amendment to Mortgages dated December 29, 1997, executed by DMI and Bank of America, N.A., as administrative agent, filed January 9, 1998, as File Number 220142, in MOB Book 293, with the Parish Clerk of Concordia Parish, Louisiana, as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the Parish Clerk of Concordia Parish, Louisiana, on October 10, 2002, in Book 398, Page 344, Folio 344.

24. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of March 1, 1999, from Former Borrower to Bank of America, N.A., as administrative agent, recorded on March 12, 1999, in COB Book Number 377, Folio 508 and MOB Book Number 305, Folio 679 as Document Number 225538, with the Parish Clerk of Concordia Parish, Louisiana, as amended by that certain

                                 Schedule 2.2-6

     Amendment to Mortgages dated October 13, 2000, executed by Former Borrower and Bank of America, N.A., as administrative agent, filed on November 9, 2000, as Instrument Number 233325, in Mortgage Book 322, Folio 716, with the Parish Clerk of Concordia Parish, Louisiana, as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the Parish Clerk of Concordia Parish, Louisiana, on October 10, 2002, in Book 398, Page 344, Folio 344.

25. UCC-1 Financing Statement executed by Former Borrower in favor of Bank of America, N.A., as administrative agent, filed on March 12, 1999, as File Number 15-177729, UCC Book 1, Page 1, with the Parish Clerk of Concordia Parish, Louisiana.

Desoto Parish, Louisiana

26. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production from DMI to Bank of America, N.A., as administrative agent, filed July 11, 1996, as File Number 551694, with the Parish Clerk of Desoto Parish, Louisiana, as amended by that certain

     Amendment to Mortgages dated December 29, 1997, executed by DMI and Bank of America, N.A., as administrative agent, filed January 9, 1998, as File Number 562934, with the Parish Clerk of Desoto Parish, Louisiana, as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the Parish Clerk of Iberia Parish, Louisiana, on October 10, 2002, in Mortgage Book A915, Entry Number 0214624, Conveyance Book 1250.

27. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of March 1, 1999, from Former Borrower to Bank of America, N.A., as administrative agent, recorded on March 12, 1999, as Clerk's File Number 571636, with the Parish Clerk of Desoto Parish, Louisiana, as amended by that certain

     Amendment to Mortgages dated October 13, 2000, executed by Former Borrower and Bank of America, N.A., as administrative agent, filed on November 10, 2000, as Instrument Number 583500 with the Parish Clerk of Desoto Parish, Louisiana, as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the Parish Clerk of Iberia Parish, Louisiana, on October 10, 2002, in Mortgage Book A915, Entry Number 0214624, Conveyance Book 1250.

                                 Schedule 2.2-7

28. UCC-1 Financing Statement executed by Former Borrower in favor of Bank of America, N.A., as administrative agent, filed on March 12, 1999, as File Number 57163, with the Parish Clerk of Desoto Parish, Louisiana.

Iberia Parish, Louisiana

29. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production from DMI to Bank of America, N.A., as administrative agent, filed July 12, 1996, as File Number 96-6664, in Mortgage Book A682, with the Parish Clerk of Iberia Parish, Louisiana, as amended by that certain

     Amendment to Mortgages dated December 29, 1997, executed by DMI and Bank of America, N.A., as administrative agent, filed January 12, 1998, as File Number 98-241, in Mortgage Book A717, with the Parish Clerk of Iberia Parish, Louisiana, as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the Parish Clerk of Iberia Parish, Louisiana, on November 5, 2002, File Number 596212.

30. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of March 1, 1999, from Former Borrower to Bank of America, N.A., as administrative agent, recorded on March 16, 1999, in Mortgage Book Number A753, Entry Number 99-3310, with the Parish Clerk of Iberia Parish, Louisiana, as amended by that certain

     Amendment to Mortgages dated October 13, 2000, executed by Former Borrower and Bank of America, N.A., as administrative agent, filed on November 9, 2000, as Instrument Number 00-13589, in Mortgage Book A816, with the Parish Clerk of Iberia Parish, Louisiana, as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the Parish Clerk of Iberia Parish, Louisiana, on November 5, 2002, File Number 596212.

31. UCC-1 Financing Statement executed by Former Borrower in favor of Bank of America, N.A., as administrative agent, filed on March 16, 1999, as File Number 99-649, with the Parish Clerk of Iberia Parish, Louisiana.

32. Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated March 24, 2000, executed by Matrix Oil & Gas, Inc. in favor of Union Bank of California, recorded on March 30, 2000, in Book A793, Entry Number 00-3894, with the Parish Clerk of Iberia Parish, Louisiana, as amended by that certain

     Second Supplement and Amendment to Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated September 25, 2000, executed by Matrix Oil & Gas, Inc. and Union Bank of California, recorded on September 28, 2000, in Mortgage Book A812, Entry Number
     00-11990, with the Parish Clerk of Iberia Parish, Louisiana, and as assigned by that certain

                                 Schedule 2.2-8

     Assignment of Note and Liens dated July 10, 2001, executed by Union Bank of California in favor of Bank of America, N.A., as administrative agent, filed on July 20, 2001, as entry number 01-8622, in Mortgage Book A846, with the Parish Clerk of Iberia Parish, Louisiana, as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the Parish Clerk of Iberia Parish, Louisiana, on November 5, 2002, File Number 596212.

33. UCC Financing Statement executed by Matrix Oil & Gas, Inc. in favor of Union Bank of California, filed on September 28, 2000, as File Number
     002566, with the Parish Clerk of Iberia Parish, Louisiana, as assigned by that certain

     UCC-3 Financing Statement Assignment executed by Union Bank of California in favor of Bank of America, N.A., as administrative agent, filed on July 20, 2001, as File Number 01-2243, with the Parish Clerk of Iberia Parish, Louisiana.

34. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated January 12, 2001, executed by Former Borrower in favor of Bank of America, N.A., as administrative agent, filed on February 13, 2001, as MOB Number A825, COB Number 1212, and Entry Number 01-1705, with the Parish Clerk of Iberia Parish, Louisiana, as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the Parish Clerk of Iberia Parish, Louisiana, on November 5, 2002, File Number 596212.

35. UCC Financing Statement executed by Former Borrower in favor of Bank of America, N.A., as administrative agent, filed on February 6, 2001 as File Number 01 354, with the Parish Clerk of Iberia Parish, Louisiana.

Jackson Parish, Louisiana

36. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production from DMI to Bank of America, N.A., as administrative agent, filed July 15, 1996, as File Number 318867, in Mortgage Book 170, Folio 694, with the Parish Clerk of Jackson Parish, Louisiana, as amended by that certain

     Amendment to Mortgages dated December 29, 1997, executed by DMI and Bank of America, N.A., as administrative agent, filed January 9, 1998, as File Number 324795, in Mortgage Book 177, Page 834, with the Parish Clerk of Jackson Parish, Louisiana, as assigned and amended by that certain

                                 Schedule 2.2-9

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the Parish Clerk of Jackson Parish, Louisiana, on October 10, 2002, as File Number 346209, in Book 212, Page 169.

37. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of March 1, 1999, from Former Borrower to Bank of America, N.A., as administrative agent, recorded on March 12, 1999, as Clerk's File Number 328899 in Conveyance Book Number 306, Page 71 and Mortgage Book Number 184, Page 721, with the Parish Clerk of Jackson Parish, Louisiana, as amended by that certain

     Amendment to Mortgages dated October 13, 2000, executed by Former Borrower and Bank of America, N.A., as administrative agent, filed on November 13, 2000, as Instrument Number 335841, in Mortgage Book 195, Page 613, with the Parish Clerk of Jackson Parish, Louisiana, as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the Parish Clerk of Jackson Parish, Louisiana, on October 10, 2002, as File Number 346209, in Book 212, Page 169.

38. UCC-1 Financing Statement executed by Former Borrower in favor of Bank of America, N.A., as administrative agent, filed on March 12, 1999, as File Number 25023906, with the Parish Clerk of Jackson Parish, Louisiana.

Jefferson Davis Parish, Louisiana

39. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production from DMI to Bank of America, N.A., as administrative agent, filed July 16, 1996, as File Number 535475, in Mortgage Book 378, Folio 403, with the Parish Clerk of Jefferson Davis Parish, Louisiana, as amended by that certain

     Amendment to Mortgages dated December 29, 1997, executed by DMI and Bank of America, N.A., as administrative agent, filed January 26, 1998, as File Number 550009, in Mortgage Book 397, Page 759, with the Parish Clerk of Jefferson Davis Parish, Louisiana, as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the Parish Clerk of Jefferson Davis Parish, Louisiana, on October 18, 2002, as File Number 591374, in Book 768, Page 290.

40. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of March 1, 1999, from Former Borrower to Bank of America, N.A., as administrative agent, recorded on March 15, 1999, as Clerk's File Number 560349 in MOB Book Number 413, Page 299, with the Parish Clerk of Jefferson Davis Parish, Louisiana, as amended by that certain

                                Schedule 2.2-10

     Amendment to Mortgages dated October 13, 2000, executed by Former Borrower and Bank of America, N.A., as administrative agent, filed on November 9, 2000, as Instrument Number 575430, in Mortgage Book 435, Page 410, with the Parish Clerk of Jefferson Davis Parish, Louisiana, as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the Parish Clerk of Jefferson Davis Parish, Louisiana, on October 18, 2002, as File Number 591374, in Book 768, Page 290.

41. UCC-1 Financing Statement executed by Former Borrower in favor of Bank of America, N.A., as administrative agent, filed on March 15, 1999, as File Number 279900330, with the Parish Clerk of Jefferson Davis Parish, Louisiana.

42. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated January 12, 2001, executed by Former Borrower in favor of Bank of America, N.A., as administrative agent, filed on February 9, 2001, as MOB Number 438, Page 609, and File Number 577381, with the Parish Clerk of Jefferson Davis Parish, Louisiana, as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the Parish Clerk of Jefferson Davis Parish, Louisiana, on October 18, 2002, as File Number 591374, in Book 768, Page 290.

43. UCC Financing Statement executed by Former Borrower in favor of Bank of America, N.A., as administrative agent, filed on February 9, 2001, as File Number 01-00146, with the Parish Clerk of Jefferson Davis Parish, Louisiana.

44. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of September 12, 2002, from Former Borrower to Administrative Agent, filed with the Parish Clerk of Jefferson Davis Parish, Louisiana, on October 18, 2002, as File Number 591373, in Book M-468/C-934, Page M-258/C-254.

LaFourche Parish, Louisiana

45. Deed of Trust, Mortgage, Assignment, Security Agreement and Financing Statement executed by DMI in favor of Bank of America, N.A., as administrative agent, filed May 12, 1995, as Entry Number 781497, in Conveyance Book 1242, Folio 612 and Mortgage Book 691, Folio 648, with the Parish Clerk of LaFourche Parish, Louisiana; as assigned and amended by that certain

     Assignment and Amendment to Mortgages filed July 1, 1996, as Entry Number 799606, in Conveyance Book 1277, Folio 736 and Miscellaneous Book 77, Folio 861, with the Parish Clerk of LaFourche Parish, Louisiana, and as amended by that certain

     Amendment to Mortgages dated December 29, 1997, executed by DMI and Bank of America, N.A., as administrative agent, filed February 27, 1998, as File Number 828742, in Mortgage Book 767, Page 330, with the Parish Clerk of LaFourche Parish, Louisiana, as assigned and amended by that certain

                                Schedule 2.2-11

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the Parish Clerk of LaFourche Parish, Louisiana, on October 21, 2002, as File Number 924507.

46. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production from DMI to Bank of America, N.A., as administrative agent, filed July 12, 1996, as File Number 800203, in Mortgage Book 719, Folio 211, with the Parish Clerk of LaFourche Parish, Louisiana, as amended by that certain

     Amendment to Mortgages dated December 29, 1997, executed by DMI in favor of Bank of America, N.A., as administrative agent, filed February 27, 1998, as File Number 828742, in Mortgage Book 767, Page 330, with the Parish Clerk of LaFourche Parish, Louisiana, as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the Parish Clerk of LaFourche Parish, Louisiana, on October 21, 2002, as File Number 924507.

47. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of March 1, 1999, from Former Borrower to Bank of America, N.A., as administrative agent, recorded on March 17, 1999, in Mortgage Book Number 806, Folio Number 30, as Entry Number 849538 with the office of the Parish Clerk of LaFourche Parish, Louisiana as amended by that certain

     Amendment to Mortgages dated October 13, 2000, executed by Former Borrower and Bank of America, N.A., as administrative agent, filed on December 1, 2000, as Instrument Number 884017, in Mortgage Book 869, Folio 49 with the office of the Parish Clerk of LaFourche Parish, Louisiana, as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the Parish Clerk of LaFourche Parish, Louisiana, on October 21, 2002, as File Number 924507.

48. UCC-1 Financing Statement executed by Former Borrower in favor of Bank of America, N.A., as administrative agent, filed on March 17, 1999, as File Number 29-849539, with the Parish Clerk of LaFourche Parish, Louisiana.

Livingston Parish, Louisiana

49. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of September 12, 2002, from Former
     Borrower,   to  Administrative  Agent,  filed  with  the  Parish  Clerk  of
     Livingston Parish, Louisiana, on October 10, 2002, as Entry Number 00504867, in Book 826, Page 68.

                                Schedule 2.2-12

Plaquemines Parish, Louisiana

50. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated October 13, 2000, executed by Former Borrower in favor of Bank of America, N.A., as administrative agent, filed on November 13, 2000, as MOB Number 310, Folio 204 and COB Number 988, Folio 44, with the Parish Clerk of Plaquemines Parish, Louisiana, as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the Parish Clerk of Plaquamines Parish, Louisiana, on October 21, 2002, as File Number 02006357, in Book 1033, Page 572.

51. UCC Financing Statement executed by Former Borrower in favor of Bank of America, N.A., as administrative agent, filed on November 13, 2000, as File Number 38-001663, with the Parish Clerk of Plaquemines Parish, Louisiana.

52. Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated March 24, 2000, executed by Matrix Oil & Gas, Inc. in favor of Union Bank of California, recorded on March 30, 2000, in M.O.B. 302, Folio 580, with the Parish Clerk of Plaquemines Parish, Louisiana, as amended by that certain

     First Supplement and Amendment to Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated March 28, 2000, executed by Matrix Oil & Gas, Inc. and Union Bank of California, recorded on March 30, 2000, in M.O.B. 302, Folio 649, with the Parish Clerk of Plaquemines Parish, Louisiana, and as assigned by that certain

     Assignment of Note and Liens dated July 10, 2001, executed by Union Bank of California in favor of Bank of America, N.A., as administrative agent, filed on July 24, 2001, in M.O.B. 319, Folio 885, with the Clerk of Court of Plaquemines Parish, Louisiana, as further assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the Parish Clerk of Plaquamines Parish, Louisiana, on October 21, 2002, as File Number 02006357, in Book 1033, Page 572.

Pointe Coupee Parish, Louisiana

53. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production from DMI to Bank of America, N.A., as administrative agent, filed July 12, 1996, as File MB245, Number 70, in Mortgage Book 415, Folio 132, with the Parish Clerk of Pointe Coupee Parish, Louisiana, as amended by that certain

                                Schedule 2.2-13

     Amendment to Mortgages dated December 29, 1997, executed by DMI and Bank of America, N.A., as administrative agent, filed January 9, 1998, in Mortgage Book 257, Number 140 and Conveyance Book 440, Number 106, with the Parish Clerk of Pointe Coupee Parish, Louisiana, as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the Parish Clerk of Pointe Coupee Parish, Louisiana, on October 10, 2002, in Book 318, Page 112.

54. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of March 1, 1999, from Former Borrower to Bank of America, N.A., as administrative agent, recorded on March 12, 1999, in MB Book 269 as Clerk's Number 82, with the Parish Clerk of Pointe Coupee Parish, Louisiana, as amended by that certain

     Amendment to Mortgages dated October 13, 2000, executed by Former Borrower and Bank of America, N.A., as administrative agent, filed on November 9, 2000, in Mortgage Book 287, Number 43, with the Parish Clerk of Pointe Coupee Parish, Louisiana, as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the Parish Clerk of Pointe Coupee Parish, Louisiana, on October 10, 2002, in Book 318, Page 112.

55. UCC-1 Financing Statement executed by Former Borrower in favor of Bank of America, N.A., as administrative agent, filed on March 12, 1999, as File Number 10401, in CM Book 26, with the Parish Clerk of Pointe Coupee Parish, Louisiana.

Rapides Parish, Louisiana

56. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production from DMI to Bank of America, N.A., as administrative agent, filed July 12, 1996, as File Number 1028847, in Mortgage Book 1416, Folio 519, with the Parish Clerk of Rapides Parish, Louisiana, as amended by that certain

     Amendment to Mortgages dated December 29, 1997, executed by DMI and Bank of America, N.A., as administrative agent, filed January 9, 1998, in Mortgage Book 1483, Number 915, with the Parish Clerk of Rapides Parish, Louisiana, as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the Parish Clerk of Rapides Parish, Louisiana, on October 10, 2002.

                                Schedule 2.2-14

57. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of March 1, 1999, from Former Borrower to Bank of America, N.A., as administrative agent, recorded on March 12, 1999, in Mortgage Book 1556, Page 153, and Conveyance Book 1553, Page 897 and as Clerk's File Number 1097748, with the Parish Clerk of Rapides Parish, Louisiana as amended by that certain

     Amendment to Mortgages dated October 13, 2000, executed by Former Borrower and Bank of America, N.A., as administrative agent, filed on November 9, 2000, as Instrument Number 1144063, in Mortgage Book 1658, Page 406, with the Parish Clerk of Rapides Parish, Louisiana, as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the Parish Clerk of Rapides Parish, Louisiana, on October 10, 2002.

58. UCC-1 Financing Statement executed by Former Borrower in favor of Bank of America, N.A., as administrative agent, filed on March 12, 1999, as File Number 40-043994, with the Parish Clerk of Rapides Parish, Louisiana.

Red River Parish, Louisiana

59. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production from DMI to Bank of America, N.A., as administrative agent, filed July 11, 1996, as File Number 186073, in Mortgage Book 142, Folio 149, with the Parish Clerk of Red River Parish, Louisiana, as amended by that certain

     Amendment to Mortgages dated December 29, 1997, executed by DMI and Bank of America, N.A., as administrative agent, filed January 13, 1998, as File Number 189198, with the Parish Clerk of Red River Parish, Louisiana, as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the Parish Clerk of Red River Parish, Louisiana, on October 10, 2002, as Instrument Number 198,394.

60. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of March 1, 1999, from Former Borrower to Bank of America, N.A., as administrative agent, recorded on March 15, 1999, as Instrument Number 191,356, with the Parish Clerk of Red River Parish, Louisiana as amended by that certain

     Amendment to Mortgages dated October 13, 2000, executed by Former Borrower and Bank of America, N.A., as administrative agent, filed on November 9, 2000, in Mortgage Book 152, with the Parish Clerk of Red River Parish, Louisiana, as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the Parish Clerk of Red River Parish, Louisiana, on October 10, 2002, as Instrument Number 198,394.

                                Schedule 2.2-15

61. UCC-1 Financing Statement executed by Former Borrower in favor of Bank of America, N.A., as administrative agent, filed on March 15, 1999, as File Number 191357, with the Parish Clerk of Red River Parish, Louisiana.

Richland Parish, Louisiana

62. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production from DMI to Bank of America, N.A., as administrative agent, filed July 12, 1996, as File Number 296206, in Mortgage Book 306, with the Parish Clerk of Richland Parish, Louisiana, as amended by that certain

     Amendment to Mortgages dated December 29, 1997, executed by DMI and Bank of America, N.A., as administrative agent, filed January 20, 1998, as File Number 301316, with the Parish Clerk of Richland Parish, Louisiana, as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the Parish Clerk of Richland Parish, Louisiana, on October 10, 2002, as File Number 319726, in Book 354.

St. Bernard Parish, Louisiana

63. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated October 13, 2000, executed by Former Borrower in favor of Bank of America, N.A., as administrative agent, filed on November 13, 2000, as File Number MOB 995, Page 281, with the Parish Clerk of St. Bernard Parish, Louisiana, as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the Parish Clerk of St. Bernard Parish, Louisiana, on October 18, 2002, as File Number 403762, in Book 1107, Folio 4.

64. UCC Financing Statement executed by Former Borrower in favor of Bank of America, N.A., as administrative agent, filed on November 13, 2000, as File Number 4435330, with the Parish Clerk of St. Bernard Parish, Louisiana.

St. Charles Parish, Louisiana

65. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production from DMI to Bank of America, N.A., as administrative agent, filed July 12, 1996, as File Number 203836, in Mortgage Book 614, Folio 372, with the Parish Clerk of St. Charles Parish, Louisiana, as amended by that certain

                                Schedule 2.2-16

     Amendment to Mortgages dated December 29, 1997, executed by DMI and Bank of America, N.A., as administrative agent, filed January 9, 1998, as File Number 216906, in Book 653, Page 608, with the Parish Clerk of St. Charles Parish, Louisiana, as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the Parish Clerk of St. Charles Parish, Louisiana, on October 10, 2002, as File Number 45077079A.

66. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of March 1, 1999, from Former Borrower to Bank of America, N.A., as administrative agent, recorded on March 12, 1999, in Mortgage Book Number 703, Folio Number 20, as Clerk's File Number 230509, with the Parish Clerk of St. Charles Parish, Louisiana.

     Amendment to Mortgages dated October 13, 2000, executed by Former Borrower and Bank of America, N.A., as administrative agent, filed on November 9, 2000, as Instrument Number 248717, in Book 771, Folio 255, with the Parish Clerk of St. Charles Parish, Louisiana, as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the Parish Clerk of St. Charles Parish, Louisiana, on October 10, 2002, as File Number 45077079A.

67. UCC-1 Financing Statement executed by Former Borrower in favor of Bank of America, N.A., as administrative agent, filed on March 12, 1999, as File Number 45-074384, with the Parish Clerk of St. Charles Parish, Louisiana.

St. Helena Parish, Louisiana

68. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of September 12, 2002, from Former Borrower to Administrative Agent, filed with the Parish Clerk of St. Helena Parish, Louisiana, on October 10, 2002, as File Number 085385.

St. Landry Parish, Louisiana

69. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated January 12, 2001, executed by Former Borrower in favor of Bank of America, N.A., as administrative agent, filed on February 5, 2001, as MOB Number 1051, Page 58, and as Entry Number 865415, with the Parish Clerk of St. Landry Parish, Louisiana, as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the Parish Clerk of St. Landry Parish, Louisiana, on October 14, 2002, as File Number 895249, in Book 1123, Page 133.

                                Schedule 2.2-17

70. UCC Financing Statement executed by Former Borrower in favor of Bank of America, N.A., as administrative agent, filed on February 5, 2001, as File Number 49-255460, with the Parish Clerk of St. Landry Parish, Louisiana.

St. Martin Parish, Louisiana

71. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production from DMI to Bank of America, N.A., as administrative agent, filed July 17, 1996, as File Number 155143, in Mortgage Book 730, Folio 229, with the Parish Clerk of St. Martin Parish, Louisiana, as amended by that certain

     Amendment to Mortgages dated December 29, 1997, executed by DMI and Bank of America, N.A., as administrative agent, filed January 12, 1998, File Number 289325, in Book 781, Page 468, with the Parish Clerk of St. Martin Parish, Louisiana, as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the Parish Clerk of St. Martin Parish, Louisiana, on October 15, 2002, as File Number 344322, in Book 918, Folio 336.

72. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of March 1, 1999, from Former Borrower to Bank of America, N.A., as administrative agent, recorded on March 12, 1999, in Mortgage Book Number 809, Folio Number 423, and as Clerk's File Number 001623 with the Parish Clerk of St. Martin Parish, Louisiana as amended by that certain

     Amendment to Mortgages dated October 13, 2000, executed by Former Borrower and Bank of America, N.A., as administrative agent, filed on November 9, 2000, as Instrument Number 321176, in Book 853, Page 524, with the Parish Clerk of St. Martin Parish, Louisiana, as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the Parish Clerk of St. Martin Parish, Louisiana, on October 15, 2002, as File Number 344322, in Book 918, Folio 336.

73. UCC-1 Financing Statement executed by Former Borrower in favor of Bank of America, N.A., as administrative agent, filed on March 12, 1999, as File Number 99-323, with the Parish Clerk of St. Martin Parish, Louisiana.

St. Mary Parish, Louisiana

74. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production from DMI to Bank of America, N.A., as administrative agent, filed July 12, 1996, as File Number 218194, in Mortgage Book 734, Folio 35, with the Parish Clerk of St. Mary Parish, Louisiana, as amended by that certain

                                Schedule 2.2-18

     Amendment to Mortgages dated December 29, 1997, executed by DMI and Bank of America, N.A., as administrative agent, filed January 12, 1998, as File Number 226303, in Mortgage Book 774, Page 1, with the Parish Clerk of St. Mary Parish, Louisiana, as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the Parish Clerk of St. Mary Parish, Louisiana, on October 15, 2002, as Entry Number 253364, in Book 927, Page 266.

75. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of March 1, 1999, from Former Borrower to Bank of America, N.A., as administrative agent, recorded on March 12, 1999, in Mortgage Book Number 807, Entry Number 232,984, Page Number 477, with the Parish Clerk of St. Mary Parish, Louisiana, as amended by that certain

     Amendment to Mortgages dated October 13, 2000, executed by Former Borrower and Bank of America, N.A., as administrative agent, filed on November 9, 2000, as Instrument Number 242451, in Mortgage Book 856, Folio 325, with the Parish Clerk of St. Mary Parish, Louisiana, as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the Parish Clerk of St. Mary Parish, Louisiana, on October 15, 2002, as Entry Number 253364, in Book 927, Page 266.

76. UCC-1 Financing Statement executed by Former Borrower in favor of Bank of America, N.A., as administrative agent, filed on March 12, 1999, as File Number 51-15324, with the Parish Clerk of St. Mary Parish, Louisiana.

77. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated January 12, 2001, from Former Borrower to Bank of America, N.A., as administrative agent, filed on February 5, 2001, as MOB Number 862, Page Number 473, and as Entry Number 243,683, with the Parish Clerk of St. Mary Parish, Louisiana, as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the Parish Clerk of St. Mary Parish, Louisiana, on October 15, 2002, as Entry Number 253364, in Book 927, Page 266.

78. UCC Financing Statement executed by Former Borrower in favor of Bank of America, N.A., as administrative agent, filed on February 5, 2001, as Entry Number 51-20884, with the Parish Clerk of St. Mary Parish, Louisiana.

79. Second Supplement and Amendment to Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated September 25, 2000, executed by Matrix Oil & Gas, Inc. and Union Bank of California, recorded on September 28, 2000, in M.O.B. 853, Page 258, as Entry Number 241833, with the Parish Clerk of St. Mary Parish, Louisiana, as assigned by that certain

                                Schedule 2.2-19

     Assignment of Note and Liens dated July 10, 2001, executed by Union Bank of California in favor of Bank of America, N.A., as administrative agent, filed on July 20, 2001, as Entry Number 246324, in Mortgage Book 879, Page 193, with the Parish Clerk of St. Mary Parish, Louisiana, as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the Parish Clerk of St. Mary Parish, Louisiana, on October 15, 2002, as Entry Number 253364, in Book 927, Page 266.

Terrebonne Parish, Louisiana

80. Deed of Trust, Mortgage, Assignment, Security Agreement and Financing Statement executed by DMI in favor of Bank of America, N.A., as administrative agent, filed May 16, 1995, as Entry Number 955603, in Mortgage Book 1016 and COB 1461, with the Parish Clerk of Terrebonne Parish, Louisiana, as assigned and amended by that certain

     Assignment and Amendment to Mortgage filed June 10, 1996, as Entry Number 977283, in Mortgage Book 1061, and on June 12 ,1996, as Entry Number 977426, in Mortgage Book 1061, with the Parish Clerk of Terrebonne Parish, Louisiana, and as amended by that certain

     Amendment to Mortgages dated December 29, 1997, executed by DMI and Bank of America, N.A., as administrative agent, filed January 15, 1998, as File Number 1013268, with the Parish Clerk of Terrebonne Parish, Louisiana, as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the Parish Clerk of Terrebonne Parish, Louisiana, on October 14, 2002, as File Number 1130499.

81. Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement filed November 22, 1995, as Entry Number 966504, in Mortgage Book 1038 and COB 1486, with the Parish Clerk of Terrebonne Parish, Louisiana, as assigned and amended by that certain

     Assignment and Amendment to Mortgage filed June 10, 1996, as Entry Number 977283, in Mortgage Book 1061, and on June 12 ,1996, as Entry Number 977426, in Mortgage Book 1061, with the Parish Clerk of Terrebonne Parish, Louisiana, and as amended by that certain

     Amendment to Mortgages dated December 29, 1997, executed by DMI and Bank of America, N.A., as administrative agent, filed January 15, 1998, as File Number 1013268, with the Parish Clerk of Terrebonne Parish, Louisiana, as assigned and amended by that certain

                                Schedule 2.2-20

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the Parish Clerk of Terrebonne Parish, Louisiana, on October 14, 2002, as File Number 1130499.

82. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production from DMI to Bank of America, N.A., as administrative agent, filed July 17, 1996, as File Number 979550, in Mortgage Book 1065, with the Parish Clerk of Terrebonne Parish, Louisiana, as amended by that certain

     Amendment to Mortgages dated December 29, 1997, executed by DMI and Bank of America, N.A., as administrative agent, filed January 15, 1998, as File Number 1013268, with the Parish Clerk of Terrebonne Parish, Louisiana, as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the Parish Clerk of Terrebonne Parish, Louisiana, on October 14, 2002, as File Number 1130499.

83. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of March 1, 1999, from Former Borrower to Bank of America, N.A., as administrative agent, recorded on March 12, 1999, as Clerk's File Number 1041400, with the Parish Clerk of Terrebonne Parish, Louisiana, as amended by that certain

     Amendment to Mortgages dated October 13, 2000, executed by Former Borrower and Bank of America, N.A., as administrative agent, filed on November 9, 2000, as Instrument Number 1083164, in Mortgage Book 1323, with the Parish Clerk of Terrebonne Parish, Louisiana, as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the Parish Clerk of Terrebonne Parish, Louisiana, on October 14, 2002, as File Number 1130499.

84. UCC-1 Financing Statement executed by Former Borrower in favor of Bank of America, N.A., as administrative agent, filed on March 12, 1999, as File Number 55-1041401, with the Parish Clerk of Terrebonne Parish, Louisiana.

85. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated January 12, 2001, from Former Borrower to Bank of America, N.A., as administrative agent, filed on February 7, 2001, as MOB Number 1338, Entry Number 1088528, with the Parish Clerk of Terrebonne Parish, Louisiana, as assigned and amended by that certain

                                Schedule 2.2-21

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the Parish Clerk of Terrebonne Parish, Louisiana, on October 14, 2002, as File Number 1130499.

86. UCC Financing Statement executed by Former Borrower in favor of Bank of America, N.A., as administrative agent, filed on February 7, 2001, as Entry Number 55-1088529, with the Parish Clerk of Terrebonne Parish, Louisiana.

87. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of September 12, 2002, from Former Borrower to Administrative Agent, filed with the Parish Clerk of Terrebonne Parish, Louisiana, on October 14, 2002, as File Number 1130498.

Vermilion Parish, Louisiana

88. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production from DMI to Bank of America, N.A., as administrative agent, filed July 12, 1996, as File Number 9608707, with the Parish Clerk of Vermilion Parish, Louisiana, as amended by that certain

     Amendment to Mortgages dated December 29, 1997, executed by DMI and Bank of America, N.A., as administrative agent, filed January 14, 1998, as File Number 9800407, with the Parish Clerk of Vermilion Parish, Louisiana, as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the Parish Clerk of Vermilion Parish, Louisiana, on October 25, 2002, as File Number 20212559.

89. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of March 1, 1999, from Former Borrower to Bank of America, N.A., as administrative agent, recorded on March 16, 1999, as Clerk's File Number 9902951, with the Parish Clerk of Vermilion Parish, Louisiana, as amended by that certain

     Amendment to Mortgages dated October 13, 2000, executed by Former Borrower and Bank of America, N.A., as administrative agent, filed on November 9, 2000, as Instrument Number 20011619, with the Parish Clerk of Vermilion Parish, Louisiana, as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the Parish Clerk of Vermilion Parish, Louisiana, on October 25, 2002, as File Number 20212559.

                                Schedule 2.2-22

90. UCC-1 Financing Statement executed by Former Borrower in favor of Bank of America, N.A., as administrative agent, filed on March 16, 1999, as File Number 57-990505, with the Parish Clerk of Vermilion Parish, Louisiana.

91. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated January 12, 2001, from Former Borrower to Bank of America, N.A., as administrative agent, filed on February 9, 2001, as Entry Number 20101575, with the Parish Clerk of Vermilion Parish, Louisiana, as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the Parish Clerk of Vermilion Parish, Louisiana, on October 25, 2002, as File Number 20212559.

92. UCC Financing Statement executed by Former Borrower in favor of Bank of America, N.A., as administrative agent, filed on February 9, 2001, as Entry Number 57 2010196, with the Parish Clerk of Vermilion Parish, Louisiana.

Webster Parish, Louisiana

93. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production from DMI to Bank of America, N.A., as administrative agent, filed July 18, 1996, as File Number 404112, in Mortgage Book 426, Folio 369, with the Parish Clerk of Webster Parish, Louisiana, as amended by that certain

     Amendment to Mortgages dated December 29, 1997, executed by DMI and Bank of America, N.A., as administrative agent, filed January 20, 1998, as File Number 416774, with the Parish Clerk of Webster Parish, Louisiana, as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the Parish Clerk of Webster Parish, Louisiana, on October 10, 2002, as File Number 456360.

94. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of March 1, 1999, from Former Borrower to Bank of America, N.A., as administrative agent, recorded on March 16, 1999, as Registry Number 427114, with the Parish Clerk of Webster Parish, Louisiana, as amended by that certain

     Amendment to Mortgages dated October 13, 2000, executed by Former Borrower and Bank of America, N.A., as administrative agent, filed on November 13, 2000, as Instrument Number 441186, in Mortgage Book 488, Page 780, with the Parish Clerk of Webster Parish, Louisiana, as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the Parish Clerk of Webster Parish, Louisiana, on October 10, 2002, as File Number 456360.

                                Schedule 2.2-23

95. UCC-1 Financing Statement executed by Former Borrower in favor of Bank of America, N.A., as administrative agent, filed on March 16, 1999, as File Number 307204, with the Parish Clerk of Webster Parish, Louisiana.

MISSISSIPPI

Amite County, Mississippi

96. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated January 12, 2001, from Former Borrower to Bank of America, N.A., as administrative agent, filed on February 7, 2001, as MOB Number 271, Page 618, Entry Number 0100303, with the Parish Clerk of Amite County, Mississippi, as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the County Clerk of Amite County, Mississippi, on October 10, 2002, as File Number 0202942, in Book 288, Page 92.

97. UCC Financing Statement executed by Former Borrower in favor of Bank of America, N.A., as administrative agent, filed on February 7, 2001, as Entry Number 23522, with the Parish Clerk of Amite County, Mississippi.

Clarke County, Mississippi

98. Deed of Trust, Mortgage, Assignment, Security Agreement and Financing Statement executed by DMI in favor of Bank of America, N.A., as administrative agent, filed May 12, 1995, in Deed of Trust Records Book 184, Page 318, with the County Clerk of Clarke County, Mississippi, as assigned and amended by that certain

     Assignment and Amendment to Mortgage filed June 10, 1996, in Deed of Trust Records Book 193, Page 523, with the County Clerk of Clarke County, Mississippi, and as amended by that certain

     Amendment to Mortgages dated December 29, 1997, executed by DMI and Bank of America, N.A., as administrative agent, filed January 15, 1998, as File Number 9450, in Deed of Trust Records Book 208, Page 338, with the County Clerk of Clarke County, Mississippi, and as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the County Clerk of Clarke County, Mississippi, on October 21, 2002, in Book DT254, Page 568-608.

                                Schedule 2.2-24

99. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production from DMI to Bank of America, N.A., as administrative agent, filed July 11, 1996, in Deed of Trust Records Book 194, Page 359, with the County Clerk of Clarke County, Mississippi, as amended by that certain

     Amendment to Mortgages dated December 29, 1997, executed by DMI and Bank of America, N.A., as administrative agent, filed January 15, 1998, as File Number 9450, in Deed of Trust Records Book 208, Page 338, with the County Clerk of Clarke County, Mississippi, as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the County Clerk of Clarke County, Mississippi, on October 21, 2002, in Book DT254, Page 568-608.

100. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of March 1, 1999, from Former Borrower to Bank of America, N.A., as administrative agent, filed on April 8, 1999 at Book DT220, Page(s) 732-810, in the office of the County Clerk of Clarke County, Mississippi, as amended by that certain

     Amendment to Mortgages dated October 13, 2000, executed by Former Borrower and Bank of America, N.A., as administrative agent, filed on November 9, 2000, in Deed of Trust Book 234, Page 790, with the County Clerk of Clarke County, Mississippi, and as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the County Clerk of Clarke County, Mississippi, on October 21, 2002, in Book DT254, Page 568-608.

101. UCC-1 Financing Statement executed by Former Borrower in favor of Bank of America, N.A., as administrative agent, filed on April 6 1999, as File Number 1208B, with the County Clerk of Clarke County, Mississippi.

Franklin County, Mississippi

102. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production from DMI to Bank of America, N.A., as administrative agent, filed July 11, 1996, as File Number 017594, in Mortgage Book 202, Page 636, with the County Clerk of Franklin County, Mississippi, as amended by that certain

     Amendment to Mortgages dated December 29, 1997, executed by DMI and Bank of America, N.A., as administrative agent, filed January 13, 1998, as File Number 021021, in Book 208, Page 29, with the County Clerk of Franklin County, Mississippi, and as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the County Clerk of Franklin County, Mississippi, on November 18, 2002, as File Number 032045, in Book 233, Page 304.

                                Schedule 2.2-25

103. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of March 1, 1999, from Former Borrower to Bank of America, N.A., as administrative agent, filed on March 12, 1999, as File Number 024152 in Book 214, Page(s) 231-263, with the County Clerk of Franklin County, Mississippi, as amended by that certain

     Amendment to Mortgages dated October 13, 2000, executed by Former Borrower and Bank of America, N.A., as administrative agent, filed on November 9, 2000, as Instrument Number 027963, in Book 223, Page 115, with the County Clerk of Franklin County, Mississippi, and as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the County Clerk of Franklin County, Mississippi, on November 18, 2002, as File Number 032045, in Book 233, Page 304.

104. UCC-1 Financing Statement executed by Former Borrower in favor of Bank of America, N.A., as administrative agent, filed on March 12, 1999, as File Number 098-03-99, with the County Clerk of Franklin County, Mississippi.

Hinds County, Mississippi

105. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production from DMI to Bank of America, N.A., as administrative agent, filed July 12, 1996, as File Number 87931, in Mortgage Book 295, Page 686, with the County Clerk of Hinds County, Mississippi, as amended by that certain

     Amendment to Mortgages dated December 29, 1997, executed by DMI and Bank of America, N.A., as administrative agent, filed January 12, 1998, as File Number 97849, in Book 316, Page 85, with the County Clerk of Hinds County, Mississippi, as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the County Clerk of Hinds County, Mississippi, on November 15, 2002, as File Number 133714, in Book 404, Page 228.

106. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of March 1, 1999, from Former Borrower to Bank of America, N.A., as administrative agent, filed on March 18, 1999, as File Number 106313 in Book 334, Page 525, with the County Clerk of Hinds County, Mississippi, as amended by that certain

     Amendment to Mortgages dated October 13, 2000, executed by Former Borrower and Bank of America, N.A., as administrative agent, filed on November 10, 2000, as Instrument Number 118484, in Book 360, Page 67, with the County Clerk of Hinds County, Mississippi, and as assigned and amended by that certain

                                Schedule 2.2-26

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the County Clerk of Hinds County, Mississippi, on November 15, 2002, as File Number 133714, in Book 404, Page 228.

107. UCC-1 Financing Statement executed by Former Borrower in favor of Bank of America, N.A., as administrative agent, filed on March 18, 1999, as File Number 033238, with the County Clerk of Hinds County, Mississippi.

Jasper County, Mississippi, 1st Judicial District

108. Deed of Trust, Mortgage, Assignment, Security Agreement and Financing Statement executed by DMI in favor of Bank of America, N.A., as administrative agent, filed May 12, 1995, in Deed of Trust Records Book 92, Page 175, with the County Clerk of Jasper County, Mississippi, as amended by that certain Amendment to Mortgages dated December 29, 1997, executed by DMI and Bank of America, N.A., as administrative agent, filed January 16, 1998, in Deed of Trust Records Book 102, Page 247, with the County Clerk of Jasper County, Mississippi, as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the County Clerk of Jasper County, Mississippi, on October 14, 2002, in Book 121, Page 358-397.

109. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of March 1, 1999, from Former Borrower to Bank of America, N.A., as administrative agent, recorded on March 15, 1999, in Book 106, Page(s) 586-663, with the County Clerk of Jasper County, Mississippi First Judicial District, as amended by that certain

     Amendment to Mortgages dated October 13, 2000, executed by Former Borrower and Bank of America, N.A., as administrative agent, filed on November 9, 2000, in Deed of Trust Book 112, Page 249, with the County Clerk of Jasper County, Mississippi First Judicial District, and as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the County Clerk of Jasper County, Mississippi, on October 14, 2002, in Book 121, Page 358-397.

110. UCC-1 Financing Statement executed by Former Borrower in favor of Bank of America, N.A., as administrative agent, filed on March 15, 1999, in Book 20, Page 612, with the County Clerk of Jasper County, Mississippi First Judicial District.

                                Schedule 2.2-27

111. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated January 12 ,2001, from Former Borrower to Bank of America, N.A., as administrative agent, filed on February 12, 2001, as DTB Number 113, Page 76, with the County Clerk of Jasper County, Mississippi, as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the County Clerk of Jasper County, Mississippi, on October 14, 2002, in Book 121, Page 358-397.

112. UCC-1 Financing Statement executed by Former Borrower in favor of Bank of America, N.A., as administrative agent, filed on February 12, 2001, as File Number 64078, in Book 24-1, with the County Clerk of Jasper County, Mississippi.

113. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of September 12, 2002, from Former Borrower to Administrative Agent, filed with the County Clerk of Jasper County, Mississippi, on October 14, 2002, in Book 121, Page 239-357.

Jefferson Davis County, Mississippi

114. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production from DMI to Bank of America, N.A., as administrative agent, filed July 12, 1996, as File Number 9601950, in Mortgage Book 431, Page 465, with the County Clerk of Jefferson Davis County, Mississippi, as amended by that certain

     Amendment to Mortgages dated December 29, 1997, executed by DMI and Bank of America, N.A., as administrative agent, filed January 12, 1998, as File Number 9800082, in Book 441, Page 484, with the County Clerk of Jefferson Davis County, Mississippi, and as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the County Clerk of Jefferson Davis County, Mississippi, on November 4, 2002, as File Number 0204280 in Book 478, Page 666.

115. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of March 1, 1999, from Former Borrower to Bank of America, N.A., as administrative agent, recorded on March 18, 1999, in Book 450, Page 296 as Document Number 9900823, with the County Clerk of Jefferson Davis County, Mississippi, as amended by that certain

     Amendment to Mortgages dated October 13, 2000, executed by Former Borrower and Bank of America, N.A., as administrative agent, filed on November 14, 2000, as Instrument Number 0003787, in Book 462, Page 511, with the County Clerk of Jefferson Davis County, Mississippi, and as assigned and amended by that certain

                                Schedule 2.2-28

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the County Clerk of Jefferson Davis County, Mississippi, on November 4, 2002, as File Number 0204280 in Book 478, Page 666.

116. UCC-1 Financing Statement executed by Former Borrower in favor of Bank of America, N.A., as administrative agent, filed on March 18, 1999, as File Number 99-0373, with the County Clerk of Jefferson Davis County, Mississippi.

Jones County, Mississippi, 1st Judicial District

117. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production from DMI to Bank of America, N.A., as administrative agent, filed July 18, 1996, in Mortgage Book 436, Page 434, with the County Clerk of Jones County, Mississippi, as amended by that certain

     Amendment to Mortgages dated December 29, 1997, executed by DMI and Bank of America, N.A., as administrative agent, filed January 12, 1998, Deed of Trust Records Book 464, Page 608, with the County Clerk of Jones County, Mississippi, and as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the County Clerk of Jones County, Mississippi, on October 11, 2002, in Book 560, Page 562.

118. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated January 12, 2001, from Former Borrower to Bank of America, N.A., as administrative agent, filed on February 7, 2001, as DTB Number 525, Page 195, with the County Clerk of Jones County, Mississippi First Judicial District, as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the County Clerk of Jones County, Mississippi, on October 11, 2002, in Book 560, Page 562.

119. UCC Financing Statement executed by Former Borrower in favor of Bank of America, N.A., as administrative agent, filed on February 7, 2001, as File Number 10,693, with the County Clerk of Jones County, Mississippi First Judicial District.

Jones County, Mississippi, 2nd Judicial District

120. Deed of Trust, Mortgage, Assignment, Security Agreement and Financing Statement executed by DMI in favor of Bank of America, N.A., as administrative agent, filed May 12, 1995, in Deed of Trust Records Book 1044, Page 538, with the County Clerk of Jones County, Mississippi Second Judicial District, as assigned and amended by that certain

                                Schedule 2.2-29

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the County Clerk of Jones County, Mississippi Second Judicial District, on November 1, 2002 in Book 1367, Page 59.

121. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of March 1, 1999, from Former Borrower to Bank of America, N.A., as administrative agent, recorded on March 19, 1999, in Book 1192, Page 521, with the County Clerk of Jones County, Mississippi Second Judicial District as amended by that certain

     Amendment to Mortgages dated October 13, 2000, executed by Former Borrower and Bank of America, N.A., as administrative agent, filed on November 9, 2000, in Deed of Trust Book 1260, Page 676, with the County Clerk of Jones County, Mississippi Second Judicial District, and as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the County Clerk of Jones County, Mississippi Second Judicial District, on November 1, 2002 in Book 1367, Page 59.

122. UCC-1 Financing Statement executed by Former Borrower in favor of Bank of America, N.A., as administrative agent, filed on March 19, 1999, in Book 1192, Page 521, with the County Clerk of Jones County, Mississippi Second Judicial District.

123. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated January 12, 2001, from Former Borrower to Bank of America, N.A., as administrative agent, filed on February 7, 2001, as DTB Number 1269, Page 334, with the County Clerk of Jones County, Mississippi Second Judicial District, as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the County Clerk of Jones County, Mississippi Second Judicial District, on November 1, 2002 in Book 1367, Page 59.

124. UCC Financing Statement executed by Former Borrower in favor of Bank of America, N.A., as administrative agent, filed on February 7, 2001, as File Number 111,382, with the County Clerk of Jones County, Mississippi Second Judicial District.

Lincoln County, Mississippi

125. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated January 12, 2001, from Former Borrower to Administrative Agent, filed on February 13, 2001, as MOB Number 1086, Page 439, with the County Clerk of Lincoln County, Mississippi, as assigned and amended by that certain

                                Schedule 2.2-30

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the County Clerk of Lincoln County, Mississippi, on October 16, 2002, as File Number 20028441, in Book 1137, Page 0681.

126. UCC Financing Statement executed by Former Borrower in favor of Bank of America, N.A., as administrative agent, filed on February 13, 2001, as Entry Number 035001, with the County Clerk of Lincoln County, Mississippi.

127. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of September 12, 2002, from Former Borrower, to Administrative Agent, filed with the County Clerk of Lincoln County, Mississippi, on October 16, 2002, as File Number 20028440, in Book 1137, Page 0542.

Lowndes County, Mississippi

128. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production from DMI to Bank of America, N.A., as administrative agent, filed July 16, 1996, in Mortgage Book 1165, Page 310, with the County Clerk of Lowndes County, Mississippi, as amended by that certain

     Amendment to Mortgages dated December 29, 1997, executed by DMI and Bank of America, N.A., as administrative agent, filed January 12, 1998, in Deed of Trust Records Book 1219, Page 419, with the County Clerk of Lowndes County, Mississippi, as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the County Clerk of Lowndes County, Mississippi, on October 15, 2002, in Book 2002, on Page 25860.

129. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of March 1, 1999, from Former Borrower to Bank of America, N.A., as administrative agent, filed on March 15, 1999, as Trust Deed Number 1270, Page(s) 417-449, with the County Clerk of Lowndes County, Mississippi, as amended by that certain

     Amendment to Mortgages dated October 13, 2000, executed by Former Borrower and Bank of America, N.A., as administrative agent, filed on November 14, 2000, Trust Deed Book 1345, Page 344, with the County Clerk of Lowndes County, Mississippi, as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the County Clerk of Lowndes County, Mississippi, on October 15, 2002, in Book 2002, on Page 25860.

                                Schedule 2.2-31

130. UCC-1 Financing Statement executed by Former Borrower in favor of Bank of America, N.A., as administrative agent, filed on March 15, 1999, as File Number 123697, Trust Deed Number 1270, Page 450, with the County Clerk of Lowndes County, Mississippi.

Madison County, Mississippi

131. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production from DMI to Bank of America, N.A., as administrative agent, filed July 17, 1996, as File Number 197658, in Book 991, Page 386, with the County Clerk of Madison County, Mississippi, as amended by that certain

     Amendment to Mortgages dated December 29, 1997, executed by DMI and Bank of America, N.A., as administrative agent, filed January 9, 1998, in Book 1074, Page 535, with the County Clerk of Madison County, Mississippi, as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the County Clerk of Madison County, Mississippi, on October 11, 2002, in Book 1456, Page 397.

132. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of March 1, 1999, from Former Borrower to Bank of America, N.A., as administrative agent, recorded on March 12, 1999, in Book 1159, Page 738, as Document Number 276499, with the County Clerk of Madison County, Mississippi, as amended by that certain

     Amendment to Mortgages dated October 13, 2000, executed by Former Borrower and Bank of America, N.A., as administrative agent, filed on November 13, 2000, as Instrument Number 323455, in Book 1265, Page 406, with the County Clerk of Madison County, Mississippi, as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the County Clerk of Madison County, Mississippi, on October 11, 2002, in Book 1456, Page 397.

133. UCC-1 Financing Statement executed by Former Borrower in favor of Bank of America, N.A., as administrative agent, filed on March 12, 1999, as File Number 998292, with the County Clerk of Madison County, Mississippi.

Monroe County, Mississippi

134. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of September 12, 2002, from Former Borrower to Administrative Agent, filed with the County Clerk of Monroe County, Mississippi, on November 7, 2002, as File Number 20027483.

                                Schedule 2.2-32

Perry County, Mississippi

135. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated October 13, 2000, executed by Former Borrower in favor of Bank of America, N.A., as administrative agent, filed on November 13, 2000, in Book 158, Page 488, with the County Clerk of Perry County, Mississippi, as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the County Clerk of Perry County, Mississippi, on October 11, 2002, in Book 172, Page 54.

136. UCC Financing Statement executed by Former Borrower in favor of Bank of America, N.A., as administrative agent, filed on November 13, 2000, as File Number 00-11-1,050, with the County Clerk of Perry County, Mississippi.

137. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated January 12, 2001, from Former Borrower to Bank of America, N.A., as administrative agent, filed on February 7, 2001, as DTB Number 160, Page 1, with the County Clerk of Perry County, Mississippi, as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the County Clerk of Perry County, Mississippi, on October 11, 2002, in Book 172, Page 54.

138. UCC Financing Statement executed by Former Borrower in favor of Bank of America, N.A., as administrative agent, filed on February 7, 2001, as Entry Number 01-02-1,298, with the County Clerk of Perry County, Mississippi.

139. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of September 12, 2002, from Former Borrower to Administrative Agent, filed with the County Clerk of Perry County, Mississippi, on October 10, 2002, in Book 172, Page 94.

Pike County, Mississippi

140. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated October 13, 2000, executed by Former Borrower in favor of Bank of America, N.A., as administrative agent, filed on November 14, 2000, as Instrument Number 134782, Book 0599, Page 0121, with the County Clerk of Pike County, Mississippi, as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the County Clerk of Perry County, Mississippi, on October 11, 2002, as File Number 153291, in Book 064, on Page 0739.

                                Schedule 2.2-33

141. UCC Financing Statement executed by Former Borrower in favor of Bank of America, N.A., as administrative agent, filed on November 14, 2000, as File Number 5607, with the County Clerk of Pike County, Mississippi.

142. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated January 12, 2001, from Former Borrower to Bank of America, N.A., as administrative agent, filed on February 7, 2001, as DTB Number 0602, Page 0914, with the County Clerk of Pike County, Mississippi, as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the County Clerk of Perry County, Mississippi, on October 11, 2002, as File Number 153291, in Book 064, on Page 0739.

143. UCC Financing Statement executed by Former Borrower in favor of Bank of America, N.A., as administrative agent, filed on February 7, 2001, as File Number 7060, with the County Clerk of Pike County, Mississippi.

144. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of September 12, 2002, from Former Borrower, to Administrative Agent, filed with the County Clerk of Perry County, Mississippi, on October 11, 2002, as File Number 153292, in Book 064, Page 0779.

Rankin County, Mississippi

145. Deed of Trust, Mortgage, Assignment, Security Agreement and Financing Statement executed by DMI in favor of Bank of America, N.A., as administrative agent, filed May 22, 1995, in Book 1043, Page 498, with the County Clerk of Rankin County, Mississippi, as assigned and amended by that certain

     Assignment and Amendment to Mortgage filed June 11, 1996, in Book 1125, Page 662, with the County Clerk of Rankin County, Mississippi, and as amended by that certain

     Amendment to Mortgages dated December 29, 1997, executed by DMI and Bank of America, N.A., as administrative agent, filed January 15, 1998, in Book 1262, Page 513, with the County Clerk of Rankin County, Mississippi, and as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the County Clerk of Rankin County, Mississippi, on October 14, 2002, in Book 1891, Page 321.

146. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of March 1, 1999, from Former Borrower to Bank of America, N.A., as administrative agent, filed on March 12, 1999, in Book 1394, Page 560, with the County Clerk of Rankin County, Mississippi, as amended by that certain

                                Schedule 2.2-34

     Amendment to Mortgages dated October 13, 2000, executed by Former Borrower and Bank of America, N.A., as administrative agent, filed on November 9, 2000, in Book 1566, Page 416, with the County Clerk of Rankin County, Mississippi, and as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the County Clerk of Rankin County, Mississippi, on October 14, 2002, in Book 1891, Page 321.

147. UCC-1 Financing Statement executed by Former Borrower in favor of Bank of America, N.A., as administrative agent, filed on March 16, 1999, as File Number 99-000-1082, with the County Clerk of Rankin County, Mississippi.

148. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of September 12, 2002, from Former Borrower to Administrative Agent, filed with the County Clerk of Rankin County, Mississippi, on October 14, 2002, in Book 1891, Page 98.

149. Supplement to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated effective as of October 22, 2003, between Former Borrower and Administrative Agent filed on October 28, 2003, in Book 2170, Page 476, with the County Clerk of Rankin County, Mississippi.

Scott County, Mississippi

150. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of September 12, 2002, from Former Borrower to Administrative Agent, filed with the County Clerk of Scott County, Mississippi, on October 11, 2002, in Book 65, Page 624.

Smith County, Mississippi

151. Deed of Trust, Mortgage, Assignment, Security Agreement and Financing Statement executed by DMI in favor of Bank of America, N.A., as administrative agent, filed May 12, 1995, in Deed of Trust Records Book 404, Page 556, with the County Clerk of Smith County, Mississippi, as assigned and amended by that certain

     Assignment and Amendment to Mortgage filed June 12, 1996, in Deed of Trust Records Book 415, Page 166, with the County Clerk of Smith County, Mississippi, and as amended by that certain

     Amendment to Mortgages dated December 29, 1997, executed by DMI and Bank of America, N.A., as administrative agent, filed January 12, 1998, LDT Book 431, Page 1, with the County Clerk of Smith County, Mississippi, and as assigned and amended by that certain

                                Schedule 2.2-35

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the County Clerk of Smith County, Mississippi, on October 11, 2002 in Book 477, on Page 471-510.

152. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production from DMI to Bank of America, N.A., as administrative agent, filed July 11, 1996, as File Number 3022, in Book 416, Page 85, with the County Clerk of Smith County, Mississippi, as amended by that certain

     Amendment to Mortgages dated December 29, 1997, executed by DMI and Bank of America, N.A., as administrative agent, filed January 12, 1998, in LDT Book 431, Page 1, with the County Clerk of Smith County, Mississippi, and as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the County Clerk of Smith County, Mississippi, on October 11, 2002 in Book 477, on Page 471-510.

153. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of March 1, 1999, from Former Borrower to Bank of America, N.A., as administrative agent, filed on March 12, 1999, in OGL Book 404, Page(s) 405-439, with the County Clerk of Smith County, Mississippi, as amended by that certain

     Amendment to Mortgages dated October 13, 2000, executed by Former Borrower and Bank of America, N.A., as administrative agent, filed on November 9, 2000, in O&G Book 410, Page 400, with the County Clerk of Smith County, Mississippi, and as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the County Clerk of Smith County, Mississippi, on October 11, 2002 in Book 477, on Page 471-510.

154. UCC-1 Financing Statement executed by Former Borrower in favor of Bank of America, N.A., as administrative agent, filed on March 16, 1999, as File Number 39665, with the County Clerk of Smith County, Mississippi.

Walthall County, Mississippi

155. Deed of Trust, Mortgage, Assignment, Security Agreement and Financing Statement executed by DMI in favor of Bank of America, N.A., as administrative agent, filed May 12, 1995, in Book 231, Page 568, with the County Clerk of Walthall County, Mississippi, as assigned and amended by that certain

     Assignment and Amendment to Mortgage filed June 10, 1996, in Book 239, Page 14, with the County Clerk of Walthall County, Mississippi, and as amended by that certain

                                Schedule 2.2-36

     Amendment to Mortgages dated December 29, 1997, executed by DMI and Bank of America, N.A., as administrative agent, filed January 12, 1998, in Deed of Trust Book 248, Page 768, with the County Clerk of Walthall County, Mississippi, and as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the County Clerk of Walthall County, Mississippi, on October 15, 2002, in Book 0284, Page 714.

156. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production from DMI to Bank of America, N.A., as administrative agent, filed July 12, 1996, in Mortgage Book 239, Page 467, with the County Clerk of Walthall County, Mississippi, as amended by that certain

     Amendment to Mortgages dated December 29, 1997, executed by DMI and Bank of America, N.A., as administrative agent, filed January 12, 1998, in Deed of Trust Book 248, Page 768, with the County Clerk of Walthall County, Mississippi, and as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the County Clerk of Walthall County, Mississippi, on October 15, 2002, in Book 0284, Page 714.

157. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of March 1, 1999, from Former Borrower to Bank of America, N.A., as administrative agent, filed on March 12, 1999, in Land Deed Trust Book 258, Page 224, with the County Clerk of Walthall County, Mississippi, as amended by that certain

     Amendment to Mortgages dated October 13, 2000, executed by Former Borrower and Bank of America, N.A., as administrative agent, filed on November 9, 2000, in Book 268, Page 814, with the County Clerk of Walthall County, Mississippi, and as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the County Clerk of Walthall County, Mississippi, on October 15, 2002, in Book 0284, Page 714.

158. UCC-1 Financing Statement executed by Former Borrower in favor of Bank of America, N.A., as administrative agent, filed on March 12, 1999, as File Number 210-3-99, Book 8, with the County Clerk of Walthall County, Mississippi.

Wayne County, Mississippi

159. Deed of Trust, Mortgage, Assignment, Security Agreement and Financing Statement executed by DMI in favor of Bank of America, N.A., as administrative agent, filed May 12, 1995, in Deed of Trust Records Book 860, Page 531, with the County Clerk of Wayne County, Mississippi, as assigned and amended by that certain

                                Schedule 2.2-37

     Assignment and Amendment to Mortgage filed June 10, 1996, in OT Deed Book 890, Page 448, with the County Clerk of Wayne County, Mississippi, and as amended by that certain

     Amendment to Mortgages dated December 29, 1997, executed by DMI and Bank of America, N.A., as administrative agent, filed January 12, 1998, in Deed of Trust Book 932, Page 179, with the County Clerk of Wayne County, Mississippi, and as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the County Clerk of Walthall County, Mississippi, on October 11, 2002 in Book 1093, Page 243.

160. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production from DMI to Bank of America, N.A., as administrative agent, filed July 11, 1996, in Mortgage Book 892, Page 321, with the County Clerk of Wayne County, Mississippi, as amended by that certain

     Amendment to Mortgages dated December 29, 1997, executed by DMI and Bank of America, N.A., as administrative agent, filed January 12, 1998, in Deed of Trust Book 932, Page 179, with the County Clerk of Wayne County, Mississippi, and as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the County Clerk of Walthall County, Mississippi, on October 11, 2002 in Book 1093, Page 243.

161. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of March 1, 1999, from Former Borrower to Bank of America, N.A., as administrative agent, filed on March 12, 1999, in Deed Book 975, Page 365, with the County Clerk of Wayne County, Mississippi, as amended by that certain

     Amendment to Mortgages dated October 13, 2000, executed by Former Borrower and Bank of America, N.A., as administrative agent, filed on November 9, 2000, in Deed of Trust Book 1032, Page 481, with the County Clerk of Wayne County, Mississippi, and as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the County Clerk of Walthall County, Mississippi, on October 11, 2002 in Book 1093, Page 243.

                                Schedule 2.2-38

162. UCC-1 Financing Statement executed by Former Borrower in favor of Bank of America, N.A., as administrative agent, filed on March 12, 1999, as File Number 99-322, with the County Clerk of Wayne County, Mississippi.

163. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated January 12, 2001, from Former Borrower to Bank of America, N.A., as administrative agent, filed on February 7, 2001, as DTB Number 1038, Page 390, with the County Clerk of Wayne County, Mississippi, as assigned and amended by that certain

164. Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the County Clerk of Walthall County, Mississippi, on October 11, 2002 in Book 1093, Page 243.

165. UCC-1 Financing Statement executed by Former Borrower in favor of Bank of America, N.A., as administrative agent, filed on February 7, 2001, as File Number 01-186, with the County Clerk of Wayne County, Mississippi.

166. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of September 12, 2002, from Former Borrower to Administrative Agent, filed with the County Clerk of Wayne County, Mississippi, on Ocotber 11, 2002, as File Number 000283, in Book 1093, Page 283.

TEXAS

Archer County, Texas

167. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated January 12, 2001, from Former Borrower to Bank of America, N.A., as administrative agent, filed on February 7, 2001, as File Number 100533, Volume 0602, Page 664, with the County Clerk of Archer County, Texas, as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the County Clerk of Archer County, Texas, on October 10, 2002, as File Number 104822, in Volume 916, Page 620.

168. UCC Financing Statement executed by Former Borrower in favor of Bank of America, N.A., as administrative agent, filed on February 7, 2001, as File Number 9283, with the County Clerk of Archer County, Texas.

Brazoria County, Texas

169. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated January 12, 2001, from Former Borrower to Bank of America, N.A., as administrative agent, filed on February 7, 2001, as File Number 01-005055, with the County Clerk of Brazoria County, Texas, as assigned and amended by that certain

                                Schedule 2.2-39

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the County Clerk of Brazoria County, Texas, on October 10, 2002, as File Number 02052534.

170. UCC Financing Statement executed by Former Borrower in favor of Bank of America, N.A., as administrative agent, filed on February 7, 2001, as File Number 00112, with the County Clerk of Brazoria County, Texas.

Ector County, Texas

171. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated January 12, 2001, from Former Borrower to Bank of America, N.A., as administrative agent, filed on February 13, 2001, as File Number 1728, Volume 1572, Page 0312, with the County Clerk of Ector County, Texas, as amended and assigned by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the County Clerk of Ector County, Texas, on October 10, 2002, as File Number 13682, in Volume 1692, Page 0513.

172. UCC Financing Statement executed by Former Borrower in favor of Bank of America, N.A., as administrative agent, filed on February 13, 2001, as File Number 416, with the County Clerk of Ector County, Texas.

Jack County, Texas

173. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of September 12, 2002, from Former Borrower to Administrative Agent, filed with the County Clerk of Jack County, Texas, on October 10, 2002, in Book 0695, Page 0041.

Jefferson County, Texas

174. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of September 12, 2002, from Former Borrower to Administrative Agent, filed with the County Clerk of Jefferson County, Texas, on October 10, 2002, as File Number 2002037955.

Johnson County, Texas

175. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of September 12, 2002, from Former Borrower, to Administrative Agent, filed with the County Clerk of Johnson County, Texas, on October 9, 2002, as File Number 029189, in Book 2908, Page 0203.

                                Schedule 2.2-40

Kenedy County, Texas

176. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of September 12, 2002, from Former Borrower, to Administrative Agent, filed with the County Clerk of Kenedy County, Texas, on October 23, 2002, in Volume 25, Page 206.

Marion County, Texas

177. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated January 12, 2001, from Former Borrower to Bank of America, N.A., as administrative agent, filed on February 7, 2001, as File Number 249, Volume 629, Page 159, with the County Clerk of Marion County, Texas, as amended and assigned by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the County Clerk of Marion County, Texas, on October 10, 2002, as File Number 3249, in Volume 654, Page 173.

178. UCC Financing Statement executed by Former Borrower in favor of Bank of America, N.A., as administrative agent, filed on February 7, 2001, as File Number 6, with the County Clerk of Marion County, Texas.

Matagorda County, Texas

179. Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated March 24, 2000, executed by Matrix Oil & Gas, Inc. in favor of Union Bank of California, recorded on March 31, 2000, as File Number 002022, in Volume 575, Page 957, with the County Clerk of Matagorda County, Texas, as assigned by that certain

     Assignment of Note and Liens dated July 10, 2001, executed by Union Bank of California in favor of Bank of America, N.A., as administrative agent, filed on July 19, 2001, as Entry Number 014959, in Book 625, Page 906, with the County Clerk of Matagorda County, Texas, and as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the County Clerk of Matagorda County, Texas, on October 10, 2002, as File Number 026889.

Midland County, Texas

180. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated January 12, 2001, from Former Borrower to Bank of America, N.A., as administrative agent, filed on February 7, 2001, as File Number 2014, Volume 1839, Page 67, with the County Clerk of Midland County, Texas, as assigned and amended by that certain

                                Schedule 2.2-41

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the County Clerk of Midland County, Texas, on October 10, 2002, as Document Number 20584, in Volume 2057, Page 470.

181. UCC Financing Statement executed by Former Borrower in favor of Bank of America, N.A., as administrative agent, filed on February 7, 2001, as File Number 386, with the County Clerk of Midland County, Texas.

Parker County, Texas

182. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of September 12, 2002, from Former Borrower to Administrative Agent, filed with the County Clerk of Parker County, Texas, on October 10, 2002, as Document Number 00459669, in Volume 2047, Page 1903.

Tarrant County, Texas

183. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of September 12, 2002, from Former Borrower to Administrative Agent, filed with the County Clerk of Tarrant County, Texas, on October 10, 2002, as Document Number 16048, In Book 0498, Page 001.

Wise County, Texas

184. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of September 12, 2002, from Former Borrower to Administrative Agent, filed with the County Clerk of Wise County, Texas, on October 8, 2002, as Document No. 316009, in Book 1210, Page 622.

Wood County, Texas

185. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated January 12, 2001, from Former Borrower to Bank of America, N.A., as administrative agent, filed on February 7, 2001, as File Number 0064322, Book 1768, Page 82, with the County Clerk of Wood County, Texas, as assigned and amended by that certain

     Assignment and Amendment to Mortgages dated as of September 12, 2002, among Bank of America, N.A., as administrative agent, Administrative Agent and Former Borrower, filed with the County Clerk of Wood County, Texas, on October 10, 2002 as Document Number 00091212, in Book 01874, Page 00377.

186. UCC Financing Statement executed by Former Borrower in favor of Bank of America, N.A., as administrative agent, filed on February 7, 2001, as File Number 26353, with the Clerk of Court of Wood County, Texas.

                                Schedule 2.2-42

                              SCHEDULE 2.3

              Restructuring Transactions/Post-Closing Transactions



Part I            Restructuring Transactions

FORMATION OF NEWCOS

1. Former Borrower forms Parent through the contribution of nominal assets in exchange for Parent stock.

2. Parent forms Borrower through the contribution of nominal assets in exchange for Borrower membership interests.

MERGERS

3. Denbury Energy Service Inc. merges with and into Former Borrower with Former Borrower surviving.

4. Former Borrower merges with and into Borrower with Borrower surviving. The Former Borrower stock will convert into Parent Stock and Former Borrower's stock in Parent will be cancelled.

MOVEMENT OF DEBT

5.   Parent becomes a co-obligor of Borrower's public debt.

INTERNAL SPINS OF DG&M AND OFFSHORE

6.   Borrower will distribute the stock of both DG&M and Offshore to Parent.

formation of operating and contribution of borrower

7. Parent forms Operating for nominal consideration in exchange for Operating stock.

8.   Parent contributes the membership interests in Borrower to Operating.

DISSOLUTION OF SUBSIDIARIES

9. Tallahatchie Resources Inc. will be dissolved or merged with and into Borrower.

DISTRIBUTION OF LLCS

10.  Borrower distributes its membership interests in TRF to Operating.

11.  Borrower distributes its membership interests in Marine to Operating.


                                 Schedule 2.3-1

Part II           Post-Closing Transactions

1.   Parent contributes the stock of Offshore to Operating.

2.   Offshore converts into a single member limited liability company.

3.   Offshore changes its name to Denbury Offshore LLC.















                                 Schedule 2.3-2

                                  SCHEDULE 8.5

                                   Litigation



                                      None.






















                                 Schedule 8.5-1

                                  SCHEDULE 8.10

                             Licenses, Permits, Etc.



                                      None.














Schedule 8.10-1

                                  SCHEDULE 8.13

                               Jurisdictions, Etc.




















                                Schedule 8.13-1

                                  SCHEDULE 9.10

                            Environmental Disclosure



                                      None.



















                                Schedule 9.10-1